INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         APPLIED DIGITAL SOLUTIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                [GRAPHIC OMITTED]


Richard J. Sullivan
Chairman of The Board and
Chief Executive Officer



                                  May 16, 2001



Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders which will be held on June 23, 2001, at 8:00 a.m. Eastern Daylight Time, at the DoubleTree Hotel, 4431 PGA Boulevard, Palm Beach Gardens, Florida 33410.

     The enclosed notice of meeting identifies each business item for your action. These items and the vote the Board of Directors recommends are:

                                                                    Recommended
               Item                                                    Vote
               ----                                                    ----
1.   Election of three Directors;                                       FOR

2.   Ratification   of    PricewaterhouseCoopers    LLP   as            FOR
     independent auditors;

3.   Approval of amendments  to the Company's  1999 Flexible            FOR
     Stock  Plan  and   ratification   of  options   granted
     thereunder;

4.   Ratification  of options  granted  under the  Company's            FOR
     1996 Non-Qualified Stock Option Plan;

5.   Ratification  of options  granted  under the  Company's            FOR
     1999 Employees Stock Purchase Plan;

6.   Approval  of  the   possible   issuance  of  more  than            FOR
     29,217,483 shares of the Company's common stock upon the conversion of shares of the Company's Series C preferred stock, of which 4,090,271 shares have been issued, and exercise of related warrants, which share amount of 29,217,483 represents at least 20% of the outstanding common stock of the Company.

7.   Approval of amendment to Second  Restated  Articles  of            FOR
     Incorporation, as amended, to increase the number of authorized shares of common stock.

     We have also included a Proxy Statement that contains more information about these items and the meeting.

     If you plan to attend the meeting, please mark the appropriate box on your proxy card to help us plan for the meeting. You will need an admission card to attend the meeting, which you can obtain as follows:

     o If your shares are registered in your name, you are a shareholder of record. Your admission card is attached to your proxy card, and you will need to bring it with you to the meeting.

     o If your shares are in the name of your broker or bank, your shares are held in street name. You will need to check the box on the proxy card stating that you will be attending the meeting, or ask your broker or bank for an admission card in the form of a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement with you to the meeting so that we can verify your ownership of our stock and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.

     Your vote is important, regardless of the number of shares you own. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All shareholders can vote by written proxy card. Many shareholders also can vote by proxy via touch-tone telephone from the U.S. and Canada, using the toll-free number on your proxy card, or via the internet using the instructions on your proxy card. In addition, shareholders may vote in person at the meeting, as described above.

     EACH SHAREHOLDER IS URGED TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD, USING THE TELEPHONE VOTING SYSTEM, OR ACCESSING THE WORLD WIDE WEB SITE INDICATED ON YOUR PROXY CARD TO VOTE VIA THE INTERNET. IF A SHAREHOLDER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

                                       Sincerely,

                                       /s/ RICHARD J. SULLIVAN

                                       RICHARD J. SULLIVAN

                                [GRAPHIC OMITTED]




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF
     APPLIED DIGITAL SOLUTIONS, INC.:


     The 2001 Annual Meeting of Shareholders of Applied Digital Solutions, Inc., a Missouri corporation (the "Company"), will be held at the DoubleTree Hotel, Palm Beach Gardens, Florida on June 23, 2001, at 8:00 a.m. Eastern Daylight Time, for the following purposes:

     1. To elect three Directors to hold office until the 2004 Annual Meeting of Shareholders, or until their respective successors have been elected or appointed;

     2. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company to serve for the calendar year ending December 31, 2001;

     3. To approve amendments to the Company's 1999 Flexible Stock Plan and ratify options granted thereunder;

     4. To ratify options granted under the Company's 1996 Non-Qualified Stock Option Plan;

     5. To ratify options granted under the Company's 1999 Employees Stock Purchase Plan;

     6. To approve the possible issuance of more than 29,217,483 shares of the Company's common stock upon the conversion of shares of the Company's Series C preferred stock, of which 4,090,271 shares have been issued, and exercise of related warrants, which share amount of 29,217,483 represents at least 20% of the outstanding common stock of the Company;

     7. To approve an amendment to the Company's Second Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock; and

     8. To transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

     The Board of Directors set May 7, 2001, as the record date for the meeting. This means that owners of the Company's common stock at the close of business on that date are entitled to (1) receive notice of the meeting and (2) vote, or exercise voting rights through a voting trust, as the case may be, at the meeting and any adjournments or postponements of the meeting. We will make available a list of holders of record of the Company's common stock as of the close of business on May 7, 2001, for inspection during normal business hours at the offices of the Company, 400 Royal Palm Way, Suite 410, Palm Beach, Florida 33480 for ten business days prior to the meeting. This list will also be available at the meeting.


                                           By Order of the Board of Directors

                                           /s/ RICHARD J. SULLIVAN

                                           RICHARD J. SULLIVAN
                                           Secretary
Palm Beach Florida
May 7, 2001

                          400 Royal Palm Way, Suite 410
                            Palm Beach, Florida 33480


                                                                    May 16, 2001

                                 PROXY STATEMENT
                   FOR THE 2001 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 23, 2001


     The Board of Directors of Applied Digital Solutions, Inc., a Missouri corporation (the "Company"), furnishes you with this Proxy Statement to solicit proxies on its behalf to be voted at the 2001 Annual Meeting of Shareholders of the Company. The meeting will be held at the DoubleTree Hotel, Palm Beach Gardens, Florida, on June 23, 2001, at 8:00 a.m. Eastern Daylight Time, subject to adjournment or postponement thereof (the "Meeting"). The proxies also may be voted at any adjournments or postponements of the Meeting. This Proxy Statement and the accompanying form of proxy are first being mailed to the shareholders of the Company on or about May 16, 2001.

Voting and Revocability of Proxies

     All properly executed written proxies and all properly completed proxies voted by telephone or via the internet and delivered pursuant to this solicitation (and not revoked later) will be voted at the Meeting in accordance with the instructions of the shareholder. Below is a list of the different votes shareholders may cast at the Meeting pursuant to this solicitation.

     o In voting on the election of the three directors to serve until the 2004 Annual Meeting of Shareholders, shareholders may vote in one of the three following ways:

          1.   in favor of all nominees,

          2.   withhold votes as to all nominees, or

          3.   withhold votes as to specific nominees.

     o In voting on the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company to serve for the calendar year ending December 31, 2001, the approval of amendments to the Company's 1999 Flexible Stock Plan, the ratification of options granted under the Company's 1996 Non-Qualified Stock Option Plan, the ratification of options granted under the Company's 1999 Employees Stock Purchase Plan, the ratification of the stock awards and options granted thereunder the approval of the possible issuance of more than 29,217,483 shares of the Company's common stock upon the conversion of shares of Company's Series C preferred stock and exercise of warrants, which share amount of 29,217,483 represents at least 20% of the outstanding common stock of the Company, and the approval of an amendment to the Company's Second Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock, shareholders may vote in one of the three following ways:

          1.   in favor of the item,

          2.   against the item, or

          3.   abstain from voting on the item.

     Shareholders should specify their choice for each matter on the enclosed form of proxy. If no specific instructions are given, proxies which are signed and returned will be voted FOR the election of the directors as set forth herein, FOR ratification of the appointment of PricewaterhouseCoopers LLP, FOR approval of the amendments to the Company's 1999 Flexible Stock Plan and ratification of options granted thereunder, FOR ratification of options granted under the Company's 1996 Non-Qualified Stock Option Plan since the 2000 Annual Meeting of Shareholders, FOR ratification of options granted under the Company's 1999 Employees Stock Purchase Plan since the 2000 Annual Meeting of Shareholders, FOR approval of the possible issuance of more than 29,217,483 shares of the Company's common stock upon the conversion of shares of the Company's Series C preferred stock and exercise of related warrants, which share amount of 29,217,483 represents at least 20% of the outstanding common stock of the Company, and FOR approval an amendment to the Company's Second Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock.

     In addition, if other matters come before the Meeting, the persons named in the accompanying form of Proxy will vote in accordance with their best judgment with respect to such matters. A shareholder submitting a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Meeting, by giving written notice to the Company's Secretary bearing a later date than the proxy or by giving a later dated proxy. Any written notice revoking a proxy should be sent to: ADP Investor Communication Services, Inc., P. O. Box 9079, Farmingdale, NY 11735-9769. Proxies signed by brokers with no further statements indicated on the proxy and shares as to which proxy authority has been withheld with respect to any matter will be counted for quorum and for purposes of determining the number of shares entitled to vote on a matter. Broker non-votes (proxies where the broker has added statements such as "non-vote," "no vote" or "do not vote") are not counted for quorum or for purposes of determining the number of shares entitled to vote on a matter. The presence in person or by proxy of the holders of the shares representing a majority of all outstanding shares will constitute a quorum. Approval of all of the items will require the favorable vote of a majority of the shares represented and entitled to vote at the Meeting with the exception of Item 6, which will require the favorable vote of a majority of those voting.

     The telephone and internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to vote their shares and to confirm their instructions have been properly recorded. Specific instructions to be followed by shareholders interested in voting via the telephone or the internet are set forth on the proxy card. If the proxy card does not contain these instructions, these options are not available.

Record Date and Share Ownership

     Owners of record of shares of the Company's common stock at the close of business on May 7, 2001 (the "Record Date") will be entitled to vote at the Meeting or adjournments or postponements thereof. Each owner of record of the Company's common stock on the Record Date is entitled to one vote for each share of common stock so held.

     As of the close of business on May 7, 2001, there were 143,445,529 shares of common stock outstanding entitled to vote at the Annual Meeting (all such shares being referred to herein as the "shares" and all holders thereof being referred to as the "shareholders" of the Company). A majority of the shares must be present, in person or by proxy, to conduct business at the Meeting.

                                TABLE OF CONTENTS


1.   Election of Directors.....................................................4

     Board of Directors........................................................4

     Board Committees and Meetings.............................................6

     Section 16(A) Beneficial Ownership Reporting Compliance...................6

     Ownership of Equity Securities in the Company.............................7

     Compensation Committee Report on Executive Compensation...................9

     Executive Compensation...................................................13

     Certain Relationships and Related Transactions...........................20

     Performance Graph........................................................21

     Report of the Audit Committee............................................22

2.   Ratification of Selection of Independent Auditors........................23

3.   Approval of Amendments to the Company's 1999 Flexible Stock
     Plan and Ratification of Options Granted Under the Company's
     1999 Flexible Stock Plan.................................................24

4.   Ratification of Options Granted Under the Company's 1996
     Non-qualified Stock Option Plan..........................................30

5.   Ratification of Options Granted Under the Company's 1999
     Employees Stock Purchase Plan............................................31

6.   Approval of the  Possible  Issuance of more than  29,217,483
     Shares of the Company's  Common Stock upon the Conversion of
     Shares of the Company's  Series C Preferred  Stock, of which
     4,090,271  Shares have been issued,  and Exercise of Related
     Warrants,  which Share Amount of   29,217,483 Represents  at
     least 20% of the outstanding Common Stock of the Company.................31

7.   Approval  of   Amendment  to  Second  Restated  Articles  of
     Incorporation,   as  amended,   to  increase  the  Number of
     Authorized Shares of Common Stock........................................34

8.   Shareholder Proposals....................................................37

                              ELECTION OF DIRECTORS

                                    (Item 1)


Board of Directors

     The Directors are divided into three classes, each serving for a period of three years, which has been the practice of the Company since 1998. The class to which each Director has been assigned is designated as Group A, Group B or Group
C. The shareholders elect approximately one-third of the members of the Board of Directors annually. The Company's basic philosophy mandates the inclusion of directors who will be representative of management, employees and the minority shareholders of the Company. Directors may only be removed for "cause." The terms of Richard J. Sullivan and Garrett A. Sullivan will expire at the 2001 Annual Meeting, and each has been nominated to stand for reelection at the Meeting to hold office until the 2004 Annual Meeting of Shareholders and until his successor is elected and qualified. In addition, the Board of Directors has increased the size of the Board of Directors and Mercedes Walton has been nominated to fill the vacancy on the Board of Directors and to hold office until the 2004 Annual Meeting of Shareholders and until her successor is elected and qualified.

     Cumulative voting does not apply in the election of Directors. Unless otherwise indicated, the shares represented by this proxy will be voted for each nominee named below. Should any one or more of these nominees become unable to serve for any reason, or for good cause will not serve, which is not anticipated, the Board of Directors may, unless the Board by resolution provides for a lesser number of Directors, designate substitute nominees, in which event the persons named in the enclosed proxy will vote proxies that would otherwise be voted for all named nominees for the election of such substitute nominee or nominees.

Recommendation of the Board of Directors Concerning the Election of Directors

     The Board of Directors of the Company recommends a vote FOR Richard J. Sullivan, FOR Garrett A. Sullivan and FOR Mercedes Walton to hold office until the 2004 Annual Meeting of Shareholders and until their successors are elected and qualified. Proxies received by the Board of Directors will be voted FOR all of the nominees unless shareholders specify a contrary choice in their proxy.

     NOMINEES FOR ELECTION TO TERM EXPIRING 2004

     Richard J. Sullivan: Mr. Sullivan, age 62, was elected to the Board of Directors, and named Chief Executive Officer, in May 1993. He was appointed Secretary in March 1996. Mr. Sullivan is currently Chairman of Great Bay Technology, Inc. He also serves on the Board of Directors of Medical Advisory Systems, Inc. From August 1989 to December 1992, Mr. Sullivan was Chairman of the Board of Directors of Consolidated Convenience Systems, Inc., in Springfield, Missouri. He has been the Managing General Partner of The Bay Group, a merger and acquisition firm in New Hampshire, since February 1985. Mr. Sullivan was formerly Chairman and Chief Executive Officer of Manufacturing Resources, Inc., an MRP II software company in Boston, Massachusetts, and was Chairman and CEO of Encode Technology, a "Computer-Aided Manufacturing" Company, in Nashua, New Hampshire from February 1984 to August 1986. Mr. Sullivan is married to Angela M. Sullivan.

     Garrett A. Sullivan: Mr. Sullivan, age 66, has served as Vice Chairman of the Company since January 2001. From March 1995 until his appointment to Vice Chairman, Mr. Sullivan served as President of the Company. He was elected to the Board of Directors in August 1995. From March 1995 to December 2000, Mr. Sullivan was President of the Company. He was acting secretary of the Company from March 1995 to March 1996 and acting Chief Financial Officer from March 1995 to February 1997. He currently serves on the Board of Directors of SysComm International Corporation. From 1993 to 1994, he was an Executive Vice President of Envirobusiness, Inc. From 1988 to 1993, he served as president and chief operating officer of two companies in the electronics and chemical industries which were owned by Philips North America. He was previously a partner in The Bay Group, a merger and acquisition firm in New Hampshire, from 1988 to 1993. From 1981 to 1988, Mr. Sullivan was President of Granada Hospital Group,
Burlington, Massachusetts. He earned a Bachelor of Arts degree from Boston University in 1960 and an MBA from Harvard University in 1962. Mr. Sullivan is not related to Richard J. Sullivan.

     Mercedes Walton: Ms. Walton, age 47, has served as the President and Chief Operating Officer of the Company since January 2001. Ms. Walton was employed with AT&T from 1976 to 2000. From January 1999 to March 2000, Ms. Walton was employed by AT&T as Vice President-- Corporate Strategy and Business Development and, from March 1996 to December 1998, as Business Development Vice President - Corporate Strategy. Ms. Walton currently serves on the Board of Directors of CYRO-CELL International and Norstan, Inc. Ms. Walton holds a Bachelor of Arts degree from Smith College, a Masters of Education degree from Harvard University and a Masters of Science degree from the Massachusetts Institute of Technology Sloan School of Business. In addition, Ms. Walton graduated from the Executive Development Program at Emory University, the Aspen Institute's Executive Program and Northwestern University's Kellogg School of Business Executive Development Program.

     INCUMBENT DIRECTORS - TERM EXPIRING 2002

     Daniel E. Penni: Mr. Penni, age 53, has served as a Director since March 1995 and is Chairman of the Compensation Committee, and serves on the Audit Committees of the board of directors of the Company. Since March 1998, he has been an Area Executive Vice President for Arthur J. Gallagher & Co. (NYSE -
AJG). He has worked in many sales and administrative roles in the insurance business since 1969. He is the managing member of the Norsman Group Northeast, LLC, a private sales and marketing company focused on Internet based education and marketing and serves as Treasurer and Chairman of the Finance Committee of the Board of Trustees of the Massachusetts College of Pharmacy and Health Sciences. Mr. Penni graduated with a Bachelor of Science degree in 1969 from the School of Management at Boston College.

     Angela M. Sullivan: Ms. Sullivan, age 43, has served as a Director since April 1996. From 1988 to the present, Ms. Sullivan has been a partner in The Bay Group, a private merger and acquisition firm, President of Great Bay Technology, Inc., and President of Spirit Saver, Inc. Ms. Sullivan earned a Bachelor of Science degree in Business Administration in 1980 from Salem State College. Ms. Sullivan is married to Richard J. Sullivan.

     INCUMBENT DIRECTORS - TERM EXPIRING 2003

     Arthur F. Noterman: Mr. Noterman, age 59, a Chartered Life Underwriter, has served as a Director since February 1997, and serves on the Audit and Compensation Committees of the board of directors of the Company. An operator of his own insurance agency, Mr. Noterman is a registered NASD broker affiliated with a Chicago, Illinois registered broker/dealer. Mr. Noterman attended Northeastern University from 1965 to 1975 and obtained the Chartered Life Underwriters Professional degree in 1979 from The American College, Bryn Mawr, Pennsylvania.

     Constance K. Weaver: Ms. Weaver, age 48, was elected to the board of directors in July 1998 and serves on the Compensation and Audit Committees of the board of directors of the Company. From 1996 to the present, Ms. Weaver has been Vice President, Investor Relations and Financial Communications for AT&T Corporation. From 1995 through 1996 she was Senior Director, Investor Relations and Financial Communications for Microsoft Corporation. From 1993 to 1995 she was Vice President, Investor Relations, and from 1991 to 1993 she was Director of Investor Relations, for MCI Communications, Inc. Ms. Weaver is a director of the National Investor Relations Institute (NIRI). She earned a Bachelor of Science degree from the University of Maryland in 1975.

     Richard S. Friedland: Mr. Friedland, age 50, was elected to the board of directors in October 1999 and is Chairman of the Audit Committee and serves on the Compensation Committee of the board of directors of the Company. He was previously associated with General Instrument Corporation. During his 19-year tenure, he held various executive positions, including Chief Financial Officer, President and Chief Operating Officer. In 1995, he was appointed Chairman of the Board and Chief Executive Officer. Mr. Friedland currently serves on the boards of Zilog, Inc. and Video Network Communications, Inc., as well as several development stage companies. He earned a Bachelor of Science degree in Accounting from Ohio State University in 1972 and a Master of Business Administration degree from Seton Hall University in 1985.

Board Committees and Meetings

     The Company has standing Audit and Compensation Committees of the Board of Directors. The members of the committees are identified in the above-referenced descriptions.

     The Audit Committee recommends for approval by the Board of Directors a firm of certified public accountants whose duty it is to audit the consolidated financial statements of the Company for the fiscal year in which they are appointed, and monitors the effectiveness of the audit effort, the Company's internal and financial accounting organization and controls and financial reporting. The Audit Committee held three meetings during 2000.

     The Compensation Committee administers the Company's 1996 Non-Qualified Stock Option Plan, the 1999 Flexible Stock Plan and the 1999 Employees Stock Purchase Plan, including the review and grant of stock options to officers and other employees under such plans, and recommends the adoption of new plans. The Compensation Committee also reviews and approves various other Company compensation policies and matters and reviews and approves salaries and other matters relating to the executive officers of the Company. The Compensation Committee reviews all senior corporate employees after the end of each fiscal year to determine compensation for the subsequent year. Particular attention is paid to each employee's contributions to the current and future success of the Company along with their salary level as compared to the market value of personnel with similar skills and responsibilities. The Compensation Committee also looks at accomplishments which are above and beyond management's normal expectations for their positions. The Compensation Committee met once during 2000 and acted by written consent nine times.

     The Board of Directors held two meetings during 2000 and acted by written consent 52 times during 2000. During the year, all Directors attended 75% or more of the Board of Directors' meetings and the Committees to which they were assigned.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the officers and directors of the Company and persons who own more than 10% of the Company's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish copies of all such reports to the Company. The Company believes, based on its stock transfer records and other information available to it, that all reports required under Section 16(a) were timely filed during 2000.

Ownership of Equity Securities in the Company

     The following table sets forth information regarding beneficial ownership of the Company's common stock by each director and by each executive officer named in the Summary Compensation Table and by all the directors and executive officers as a group as of December 31, 2000:

                                         Aggregate Number
                                             of Shares              Percent of
                                         Beneficially Owned         Outstanding
                Name                            (1)                   Shares
   --------------------------------     ---------------------      -------------

   Richard J. Sullivan                              6,097,724(2)       6.0%
   Garrett A. Sullivan                              1,813,468          1.8%
   Richard S. Friedland                               236,000            *
   Arthur F. Noterman                                 556,000            *
   Daniel E. Penni                                  1,020,065          1.0%
   Angela M. Sullivan                               1,608,475(2)       1.6%
   Constance K. Weaver                                379,000            *
   Mercedes Walton                                         --           --
   Jerome C. Artigliere                                97,311            *
   David I. Beckett                                    37,667            *
   Michael E. Krawitz                                 100,224            *
   David A. Loppert                                   712,310            *
   All Directors and Executive
   Officers as a Group (20 Persons)                13,032,086         12.8%

     -----------------------

* Represents less than 1% of the issued and outstanding shares of common stock of the Company.

(1) This table includes presently exercisable stock options. The following directors and executive officers hold the number of exercisable options set forth following their respective names: Richard J. Sullivan - 4,185,000; Garrett A. Sullivan - 1,382,500; Richard S. Friedland - 150,000; Arthur F. Noterman - 375,000; Daniel E. Penni - 375,000; Angela M. Sullivan -
     350,000; Constance K. Weaver - 285,000; Jerome C. Artigliere - 75,000; David I. Beckett - 16,667; Michael E. Krawitz - 75,000; David A. Loppert - 448,600; and all directors and executive officers as a group - 7,976,100.

(2) Includes 259,598 owned by The Bay Group and 367,177 owned by Great Bay Technology, Inc. The Bay Group is controlled by Richard J. Sullivan and Angela M. Sullivan. Great Bay Technology, Inc. is controlled by Richard J. Sullivan, Angela M. Sullivan and Stephanie Sullivan.

     The following table sets forth information concerning warrants to purchase shares of the Company's common stock which are owned beneficially by directors and the named executive officers of the Company individually and as a group as of December 31, 2000:


                                         Class of           Number of           Percent of       Exercise price Per
               Name                      Warrants         Warrants (1)            Class                Share
-----------------------------------   ---------------   ------------------   -----------------  --------------------

Richard J. Sullivan (2)                  Class K             250,000               100.0%              $    5.31
                                         Class S             376,700               100.0                    2.00
Garrett A. Sullivan                         --                 --                    --                      --
Richard S. Friedland                        --                 --                    --                      --
Arthur F. Noterman                          --                 --                    --                      --
Daniel E. Penni                             --                 --                    --                      --
Angela M. Sullivan (2)                   Class K             250,000               100.0                    5.31
                                         Class S             376,700               100.0                    2.00
Constance K. Weaver                         --                 --                    --                      --
Mercedes Walton                             --                 --                    --                      --
Jerome C. Artigliere                        --                 --                    --                      --
David I. Beckett                            --                 --                    --                      --
Michael E. Krawitz                          --                 --                    --                      --
David A. Loppert                            --                 --                    --                      --
All Directors and Executive              Class K             250,000               100.0                    5.31
   Officers as a Group                   Class S             376,700               100.0                    2.00
   (20 Persons)

---------------------

(1) Pursuant to Rule 13d-3 under the Exchange Act, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the voting) and/or sole or shared investment power (including the power to dispose or direct a disposition) with respect to a security whether through a contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, each person indicated above has sole power to vote, or dispose or direct the disposition of all shares beneficially owned, subject to applicable community property laws.

(2)  Represents  warrants  owned  by  Great  Bay  Technology,   Inc.  Great  Bay
     Technology, Inc. is controlled by Richard J. Sullivan, Angela M. Sullivan and Stephanie Sullivan.


Principal Shareholders

     Set forth in the table below is information as of December 31, 2000 with respect to persons known to the Company (other than the directors and executive officers shown in the preceding table) to be the beneficial owners of more than five percent of the Company's issued and outstanding common stock:

                                 Number of Shares
     Name and Address           Beneficially Owned          Percent Of Class
-------------------------   -------------------------    -----------------------

None

     The Company has made previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that incorporate future filings, including this Proxy Statement, in whole or in part. However, the following "Compensation
Committee Report on Executive Compensation" shall not be incorporated by reference into any such filings.

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

Compensation Committee of the Board

     The Compensation  Committee is composed of four  non-employee,  independent
members  of  the  Board  of  Directors.  It  is  the  Compensation   Committee's
responsibility to review, recommend and approve changes to the Company's compensation policies and programs. It is also the Committee's responsibility to review and approve all compensation actions for the executive officers of the Company and various other Company compensation policies and matters and administer the Company's 1996 Non-Qualified Stock Option Plan, its 1999 Flexible Stock Plan and its 1999 Employees Stock Purchase Plan, including the review and approval of stock option grants to the executive officers of the Company.

General Compensation Philosophy

     The Company's executive compensation programs are designed to enable the Company to attract, retain and motivate the executives of the Company and its subsidiaries. The Company's general compensation philosophy is that total cash compensation should vary with the performance of the Company in attaining financial and non-financial objectives and that any long-term incentive compensation should be closely aligned with the interests of shareholders. Total cash compensation for the majority of the Company's employees, including its executive officers, includes a base salary and a cash bonus based on the profitability of the Company and its individual subsidiaries. Long-term incentive compensation is realized through the granting of stock options to most employees, at the discretion of the presidents of the Company's divisions, as well as eligible executive officers.

Setting Executive Compensation

     In setting the base salary and individual bonuses (hereafter together referred to as "BSB") for executives, the Compensation Committee reviews information relating to executive compensation of U.S. based companies that are of the same size as the Company. While there is no specific formula that is used to set compensation in relation to this market data, executive officer BSB is generally set at or below the median salaries for comparable jobs in the market place. However, when specific financial and non-financial goals are met, additional compensation in the form of either cash compensation or long-term incentive compensation may be paid to the executive officers of the Company.

Base Salary

     The Compensation Committee reviews the history and proposals for the compensation package of each of the executive officers, including base salary. Increases in base salary are governed by three factors: merit (an individual's performance); market parity (to adjust salaries based on the competitive market); and promotions (to reflect increases in responsibility). In assessing market parity, the Company relies on market surveys of similarly sized publicly traded companies and generally pays below the median of these companies. The guidelines are set each year and vary from year to year to reflect the competitive environment and to control the overall cost of salary growth. Individual merit increases are based on performance and can range from 0% to 100%.

     The salary guidelines for all presidents of the Company's subsidiaries are generally based upon individually negotiated employment agreements. Merit increases are submitted by the President of the Company to the Compensation Committee for approval based upon individual performance and the performance of the subsidiary. Merit increases for non-executive employees are at the discretion of the presidents of the Company's divisions.

Cash and Stock Incentive Compensation Programs

     To reward performance, the Company provides its executive officers and its divisional executive officers with additional compensation in the form of a cash bonus and/or stock awards. No fixed formula or weighting is applied by the Compensation Committee to corporate performance versus individual performance in determining these awards. The amounts of such awards are determined by the Compensation Committee acting in its discretion. Such determination, except in the case of the award for the Chairman, is made after considering the recommendations of the Chairman and President and such other matters as the Compensation Committee deems relevant. The Compensation Committee, acting in its discretion, may determine to pay a lesser award than the maximum specified. The amount of the total incentive is divided between cash and stock at the discretion of the Compensation Committee.

    For 2001, the Committee has authorized a bonus pool of up to $1.0 million upon the sale by the Company of at least $100 million of Company assets (other than transactions in the ordinary course of business).

Stock Options Granted  under the 1996  Non-Qualified  Stock  Option Plan and the
   1999 Flexible Stock Plan

     The 1996 Non-Qualified Stock Option Plan and the 1999 Flexible Stock Plan are long-term plans designed to link rewards with shareholder value over time. Stock options are granted to aid in the retention of employees and to align the interests of employees with shareholders. The value of the stock options to an employee increases as the price of the Company's stock increases above the fair market value on the grant date, and the employee must remain in the Company's employ for the period required for the stock option to be exercisable, thus providing an incentive to remain in the Company's employ.

     These Plans allow grants of stock options to all employees of the Company, including executive officers. Grants to executive officers of the Company and to officers of the Company's subsidiaries are made at the discretion of the Compensation Committee. The Compensation Committee may also make available a pool of options to each subsidiary to be granted at the discretion of such subsidiary's president.

     In 2000, stock options for the executive officers were granted upon the recommendation of management and approval of the Compensation Committee based on their subjective evaluation of the appropriate amount for the level and amount of responsibility for each executive officer.

Stock Options Granted under the 1999 Employees Stock Purchase Plan

     The 1999 Employees Stock Purchase Plan, which is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code, provides eligible employees with an opportunity to accumulate, through payroll deductions, funds to be used toward the purchase of Company stock pursuant to options granted under the Plan. Options granted in connection with an offering under the plan, permit the option holder to purchase Company stock at a price per share equal to 85% of the fair market value of the stock on (i) the date on which the option is granted (i.e., the first business day of the offering) and
(ii) the date on which the option is exercised (i.e., the last business day of the offering), whichever is less. Section 423 of the Internal Revenue Code also provides certain favorable tax consequences to the option holder, provided that (i.e., the last business day of the offering) the stock acquired under the plan is held for a specified minimum period of time.

     Other than as otherwise disclosed herein, the Company has no plans pursuant to which cash or non-cash compensation was paid or distributed during the last fiscal year, or is proposed to be paid or distributed in the future, to the individuals described above.

Decisions on 2000 Compensation

     The Company's compensation program is leveraged towards the achievement of corporate and business objectives. This pay-for-performance program is most clearly exemplified in the compensation of the Company's Chief Executive Officer, Richard J. Sullivan. Mr. Sullivan's compensation awards were made based upon the Compensation Committee's assessment of the Company's financial and non-financial performance. The results were evaluated based on the overall judgment of the Compensation Committee. During 2000, Mr. Sullivan's base salary was set at $450,000 per annum, which is the same as in 1999. In addition, in 2000, the Company paid Mr. Sullivan a bonus of $180,000. Under the terms of its employment agreement with Mr. Sullivan, the Company agreed to pay Mr. Sullivan a minimum annual bonus of $140,000. In addition, during 2000, the Company paid Mr. Sullivan a discretionary bonus of $40,000. Furthermore, upon his relocation to the Palm Beach area, Mr. Sullivan received property valued at $0.5 million from the Company, and the Company made a gross-up payment to Mr. Sullivan to cover all U.S. federal and state income taxes incurred by Mr. Sullivan as a result of the transfer. Mr. Sullivan was also awarded 4,000,000 stock option grants in 2000.

     The Compensation Committee is pleased to submit this report to the shareholders with regard to the above matters.

                                          DANIEL E. PENNI, Chairman
                                          RICHARD S. FRIEDLAND
                                          ARTHUR F. NOTERMAN
                                          CONSTANCE K. WEAVER

                               EXECUTIVE OFFICERS

     The executive officers of the Company are:

           Name                Age                          Position                      Position Held Since
--------------------------- ----------- ------------------------------------------------- ----------------------------

Richard J. Sullivan             62      Chairman, Chief Executive Officer, Secretary      May 1993
Mercedes Walton                 47      President, Chief Operating Officer                January 2001
Jerome C. Artigliere            47      Senior Vice President, Chief Financial Officer,   December 2000
                                        Assistant Treasurer
David I. Beckett                49      Senior Vice President, General Counsel,           December 2000
                                        Assistant Secretary
Michael E. Krawitz              31      Senior Vice President, Assistant Secretary        December 2000
David A. Loppert                46      Senior Vice President, Chief Executive Officer,   December 2000
                                        SysComm International Corporation


     Jerome C. Artigliere: Mr. Artigliere joined a subsidiary of the Company as President in January 1998, and was appointed Vice President of the Company in April 1998 and Treasurer in December 1999. In November 2000, Mr. Artigliere was appointed Vice President and Chief Financial Officer of the Company, and Senior Vice President, Chief Financial Officer and Assistant Treasurer in December 2000. From 1996 to 1997, he was Regional Vice President at General Electric Capital Corporation in Portsmouth, NH. Prior to that, from 1994 to 1996 he was State Vice President at First National Bank in Portsmouth, NH, a commercial bank subsidiary of Peoples Heritage Bank of Portland, MA. He earned an undergraduate degree in finance from Seton Hall University in 1977, and an MBA from Fairleigh Dickinson University in 1980.

     David I. Beckett: Mr. Beckett joined the Company as General Counsel in January 2000, and was appointed Senior Vice President - Business Development in December 2000. Prior to joining the Company, Mr. Beckett was an attorney with Akerman, Senterfitt & Eidson in Miami, and with Pavese, Haverfield in Ft. Myers, Florida. Mr. Beckett was an attorney with Shearman & Sterling in New York from 1980 to 1984 and has more than ten years of investment banking experience, including positions with Salomon Brothers Inc. and Gleacher & Co. in New York. Mr. Beckett earned a Bachelor of Arts degree from University of Florida in 1974, a juris doctorate from University of Florida College of Law in 1976 and a LL.M. from New York University School of Law in 1977.

     Michael E. Krawitz: Mr. Krawitz joined the Company as Assistant Vice President and General Counsel in April 1999, and was appointed Vice President and Assistant Secretary in December 1999, and Senior Vice President, Strategic Initiatives and Assistant Secretary in December 2000. From 1994 to April 1999, Mr. Krawitz was an attorney with Fried, Frank, Harris, Shriver & Jacobson in New York. Mr. Krawitz earned a Bachelor of Arts degree from Cornell University in 1991 and a juris doctorate from Harvard Law School in 1994.

     David A. Loppert: Mr. Loppert serves as Chief Executive Officer of SysComm International Corporation, a subsidiary of the Company and, since December 2000, as a Senior Vice President of, and prior to November 2000 was Vice President, Chief Financial Officer and Assistant Secretary of the Company, which he joined in February 1997. From 1996 to 1997, Mr. Loppert was Chief Financial Officer of Bingo Brain, Inc. From 1994 to 1996, he was Chief Financial Officer of both C.T.A. America, Inc., and Ricochet International, L.L.C. Prior to that he was Senior Vice President, Acquisitions and Due Diligence, of Associated Financial Corporation. Mr. Loppert started his financial career with Price Waterhouse in 1978, in Johannesburg, South Africa, before moving to their Los Angeles Office in 1980 where he rose to the position of Senior Manager. He holds Bachelor degrees in both Accounting and Commerce, as well as a Higher Diploma in Accounting, all from the University of the Witwatersrand, Johannesburg. Mr. Loppert was designated a Chartered Accountant (South Africa) in 1980.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain summary information concerning the total remuneration paid in 2000 and the two prior fiscal years to the Company's Chief Executive Officer, the Company's four other most highly compensated executive officers and two other individuals for whom disclosures would be required, or is anticipated to be required in 2001, but for the fact that the individuals were not serving, or had not served, as executive officers of the Company at December 31, 2000 or for the entire year then ended.

                           Summary Compensation Table

                                                                               Long-Term Compensation
                                                                           ---------------------------------------
                                            Annual Compensation                   Awards          Payouts
                                  --------------------------------------------------------------------------------
                                                                               Restricted                             All
                                                                 Other Annual    Stock       Options/      LTIP      Other
    Name and Principal                  Salary                     Compen-       Awards        SAR's      Payouts    Compen-
       Position (1)           Year        ($)     Bonus ($)(2)   sation ($)(3)      ($)        (#)(4)        (#)    sation($)
-----------------------------------------------------------------------------------------------------------------------------

Richard J. Sullivan           2000    $ 450,000    $  180,000     $ 936,672     $  --        4,000,000    $   --      $  --
   Chairman, CEO and          1999      457,500     3,000,000         9,115        --        1,000,000        --         --
   Secretary                  1998      345,833       180,000        79,882        --        1,500,000        --         --

Garrett A. Sullivan (5)       2000      165,000        90,000        27,832        --        2,000,000        --         --
   Director,                  1999      165,000     1,500,000         8,832        --          500,000        --         --
   Vice Chairman              1998      144,165        90,000         8,842        --          475,000        --         --

Mercedes Walton (6)           2000          N/A           N/A           N/A        N/A             N/A        N/A        N/A
   President and              1999          N/A           N/A           N/A        N/A             N/A        N/A        N/A
   COO                        1998          N/A           N/A           N/A        N/A             N/A        N/A        N/A

Jerome C. Artigliere (7)      2000      134,616        35,000         3,100        --          100,000        --         --
   Senior Vice President,     1999       98,726       150,000         1,938        --          100,000        --         --
   Chief Financial            1998       85,000        25,000         1,938        --           50,000        --         --
   Officer, Assistant
   Treasurer

David I. Beckett (8)          2000      156,055        85,000        29,418                    150,000        --         --
   Senior Vice President,     1999          N/A           N/A           N/A        N/A             N/A        N/A        N/A
   General Counsel,           1998          N/A           N/A           N/A        N/A             N/A        N/A        N/A
   Assistant Secretary

Michael E. Krawitz (9)        2000      151,853        35,000          --          --          100,000        --         --
   Senior Vice President,     1999       94,027       150,000         1,541        --          125,000        --         --
   Assistant Secretary        1998          N/A           N/A           N/A        N/A             N/A        N/A        N/A

David A. Loppert (10)         2000      150,000        45,000        50,901        --        1,000,000        --         --
   Senior Vice President,     1999      150,000       750,000        19,775        --          250,000        --         --
   Chief Executive Officer,   1998      123,537        40,000        15,925        --          285,000        --         --
   SysComm International
   Corporation


----------------------------

(1)  See    "Employment    Contracts   and   Termination   of   Employment   and
     Change-In-Control Arrangements" below.

(2) The amounts in the Bonus column were discretionary awards granted by the Compensation Committee in consideration of the contributions of the respective named executive officers, except for Richard J. Sullivan, whose employment agreement provides for a minimum annual bonus of $140,000.

(3) Other annual compensation includes: (a) in 2000, for Richard J. Sullivan, $936,672 of other compensation representing the fair value of property distributed to Richard J. Sullivan, including the associated payment of taxes on his behalf, pursuant to his employment agreement; (b) in 1998, to Richard J. Sullivan for reimbursement of taxes (c) in 2000, to David I. Beckett for moving expenses, other discretionary payments, and imputed interest on an interest free loan from the Company, and (d) in 2000, to David A. Loppert for discretionary payments, tuition reimbursement and imputed interest on an interest free loan from the Company.

(4)  Indicates number of securities underlying options.

(5) Mr. Sullivan served as President and Chief Operating Officer of the Company from March 1995 until January 2001. Since January 2001, Mr. Sullivan has been serving solely as Vice Chairman.

                                       13

(6) Ms. Walton began her employment with the Company in January 2001 as President and Chief Operating Officer.

(7) Mr. Artigliere began his employment with a subsidiary of the Company in January, 1998 and was appointed an officer of the Company in April, 1998. Mr. Artigliere was appointed Chief Financial Officer in November 2000 and Senior Vice President, Chief Financial Officer and Assistant Treasurer in December 2000.

(8) David I. Beckett joined the Company in January 2000, and was appointed Senior Vice President-Business Development in December 2000.

(9) Mr. Krawitz joined the Company in April 1999 , and was appointed Senior Vice President, Strategic Operations, and Assistant Secretary in December 2000.

(10) Mr. Loppert was employed as Vice President, Treasurer, Chief Financial Officer of the Company in February 1997. Since December 2000, he has served in a dual role as Senior Vice President of the Company and as Chief Executive Officer of SysComm International Corporation, a 55% subsidiary of the Company.



Option Grants in Last Fiscal Year

     The following table contains information concerning the Company's grant of stock options under the Company's 1999 Flexible Stock Plan and the 1996 Non-Qualified Stock Option Plan to the named executive officers during 2000:

     Option Grants in the Last Fiscal Year

     Individual Grants
---------------------------------------------------------------------------------------------------------------------
                           Number of
                           Securities        % of Total
                           Underlying     Options Granted                                           Grant Date
                        Options Granted   to Employees in      Exercise                           Present Value
      Name                  (#) (1)             2000         Price ($/Sh)    Expiration Date         ($) (2)
---------------------- ------------------ ----------------- --------------- ------------------   -----------------
Richard J. Sullivan          3,500,000         25.5%             $ 2.75         September -06      $ 2,345,000
                               500,000          3.6                2.75         September -05          335,000
Garrett A. Sullivan          1,571,000         11.4                2.75         September -06        1,052,570
                               429,000          3.1                2.75         September -05          287,430
Mercedes Walton                     --           --                  --                    --               --
Jerome C. Artigliere            79,000          0.6                2.75         September -06           52,930
                                21,000          0.2                2.75         September -05           14,070
David I. Beckett                50,000          0.4                6.34           January -06           33,500
                                79,000          0.6                2.75         September -06           52,930
                                21,000          0.2                2.75         September -05           14,070
Michael E. Krawitz              79,000          0.6                2.75         September -06           52,930
                                21,000          0.2                2.75         September -05           14,070
David A. Loppert               786,000          5.7                2.75         September -06          526,620
                               214,000          1.6                2.75         September -05          143,380

     -------------

(1) Options granted under the 1999 Flexible Stock Plan and the 1996 Non-Qualified Stock Option Plan were granted at an exercise price equal to the fair market value of the Company's common shares on the grant date. These options are exercisable over a five-year period beginning with the first anniversary of the grant date.

(2) Based on the grant date present value of $0.67 option share which was derived using the Black-Scholes option pricing model in accordance with rules and regulations of the Securities Exchange Commission and not intended to forecast future appreciation of the Company's common share price. The Black-Scholes model was used with the following assumptions: dividend yield of 0%; expected volatility of 53.32%; risk-free interest rate of 4.98%; and expected lives of 5 years.

     Option Exercises and Fiscal Year-End Values

     The  following  table  sets  forth  information  with  respect to the named
executive   officers   concerning  the  exercise  of  options  during  2000  and
unexercised options held on December 31, 2000:

     Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values


                              Exercised in 2000            Number of Securities         Value of Unexercised In
                                                          Underlying Unexercised     The-Money Options at Year End
                                                        Options at Year End 2000 (#)           2000 ($) (2)
                       -------------------------------- ---------------------------- --------------------------------
                          Shares           Value
                        Acquired Upon   Realized ($)
          Name          Exercise (#)         (1)         Exercisable  Unexercisable  Exercisable    Unexercisable
---------------------- --------------- ---------------- ------------- -------------- ------------- ------------------
Richard J. Sullivan         500,000        $    ---      4,185,000     7,685,000        $   ---          $   ---
Garrett A. Sullivan         461,500         300,950      1,382,500     2,953,500            ---              ---
Mercedes Walton                 ---             ---            ---           ---            ---              ---
Jerome C. Artigliere         46,000         168,888         75,000       154,000            ---              ---
David I. Beckett             21,000             ---         16,667       112,333            ---              ---
Michael E. Krawitz           71,000         610,963         75,000       154,000            ---              ---
David A. Loppert            322,400         931,260        448,600     1,384,600            ---              ---


-----------------------

(1) The values realized represents the aggregate market value of the shares covered by the option on the date of exercise less the aggregate exercise price paid by the executive officer, but do not include deduction for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares.

(2) The value of the unexercised in-the-money options at December 31, 2000 assumes a fair market value of $0.688, the closing price of the Company's common stock as reported on the Nasdaq Stock Market on December 29, 2000. The values shown are net of the option exercise price, but do not include deduction for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares.


     Compensation Pursuant to Plans

     Cash and Stock Incentive Compensation Programs. To reward performance, the Company provides its executive officers and its divisional executive officers with additional compensation in the form of a cash bonus and/or stock awards. No fixed formula or weighting is applied by the Compensation Committee to corporate performance versus individual performance in determining these awards. The amounts of such awards are determined by the Compensation Committee acting in its discretion. Such determination, except in the case of the award for the Chairman, is made after considering the recommendations of the Chairman and President and such other matters as the Compensation Committee deems relevant. The Compensation Committee, acting in its discretion, may determine to pay a lesser award than the maximum specified. The amount of the total incentive is divided between cash and stock at the discretion of the Compensation Committee.

     For 2001, the Committee has authorized a bonus pool of up to $1.0 million upon the sale by the Company of at least $100 million of Company assets (other than transactions in the ordinary course of business).

     Stock Options Granted under the 1996 Non-Qualified Stock Option Plan and the 1999 Flexible Stock Plan. The 1996 Non-Qualified Stock Option Plan and the 1999 Flexible Stock Plan are long-term plans designed to link rewards with shareholder value over time. Stock options are granted to aid in the retention of employees and to align the interests of employees with shareholders. The value of the stock options to an employee increases as the price of the Company's stock increases above the fair market value on the grant date, and the employee must remain in the Company's employ for the period required for the stock option to be exercisable, thus providing an incentive to remain in the Company's employ.

     These Plans allow grants of stock options to all employees of the Company, including executive officers. Grants to executive officers of the Company and to officers of the Company's subsidiaries are made at the discretion of the Compensation Committee. The Compensation Committee may also make available a pool of options to each subsidiary to be granted at the discretion of such subsidiary's president.

     Stock Options Granted under the 1999 Employees Stock Purchase Plan. The 1999 Employees Stock Purchase Plan, which is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code, provides eligible employees with an opportunity to accumulate, through payroll deductions, funds to be used toward the purchase of Company stock pursuant to options granted under the Plan. Options granted in connection with an offering under the plan, permit the option holder to purchase Company stock at a price per share equal to 85% of the fair market value of the stock on (i) the date on which the option is granted (i.e., the first business day of the offering) and
(ii) the date on which the option is exercised (i.e., the last business day of the offering), whichever is less. Section 423 of the Internal Revenue Code also provides certain favorable tax consequences to the option holder, provided that (i.e., the last business day of the offering) the stock acquired under the plan is held for a specified minimum period of time.

     Other than as otherwise disclosed herein, the Company has no plans pursuant to which cash or non-cash compensation was paid or distributed during the last fiscal year, or is proposed to be paid or distributed in the future, to the individuals described above.

     Compensation of Directors

     Prior to the fourth quarter of 1998, non-employee directors of the Company received a fee of $250 per meeting, for their attendance at meetings of the Company's Board of Directors. Beginning in the fourth quarter of 1998, the non-employee director compensation was changed to fixed quarterly fees in the amount of $5,000 per non-employee director. In addition, non-employee directors receive a quarterly fee in the amount of $1,000 for each committee on which they are a member. Reasonable travel expenses are reimbursed when incurred. Individuals who become directors of the Company are automatically granted an initial option to purchase 25,000 shares of common stock on the date they become directors. Each of such options is granted pursuant to the Company's 1996
Non-Qualified Stock Option Plan or the 1999 Flexible Stock Plan on terms and conditions determined by the Board of Directors. In addition, each of Messrs. Friedland, Noterman, Penni and Weaver received (a) an option to purchase 400,000 shares at $2.75 per share on September 27, 2000, 86,000 of which were immediately exercised in consideration for an interest bearing note and the balance are exercisable for a period of five years after September 27, 2001, and
(b) a bonus of $35,000. Directors who are not also executive officers are not eligible to participate in any other benefit plan of the Company.

     Compensation Committee Interlocks and Insider Participation

     None.

     Employment Contracts and Termination of Employment and Change-In-Control Arrangements

     The Company, or its subsidiary, has entered into an employment agreement with the following named executive officers:

          Name               Length           Commencing          Base Salary
-----------------------    ------------    -------------------   ---------------
 Richard J. Sullivan        5 Years (1)         March 1, 2000     $  450,000 (2)
 Garrett A. Sullivan        5 Years (1)         March 1, 2000        165,000
 Mercedes Walton            3 Years (3)       January 1, 2001        300,000 (4)
 Jerome C. Artigliere       5 Years (1)     November 22, 2000        175,000
 David I. Beckett           3 Years          January 10, 2000        160,000
 Michael E. Krawitz         5 Years            April 12, 1999        160,000 (5)
 David A. Loppert           5 Years (1)         March 1, 2000        250,000 (6)

----------------------------

(1) Automatically renewed for successive additional one-year terms on each anniversary.

(2)  Provides for a minimum annual bonus of $140,000.

(3) Automatically renews for successive additional one-year terms on each anniversary commencing January 1, 2004.

(4) Provides for options to purchase up to 1,750,000 shares of the Company's common stock at an exercise price equal to 85% of the fair market value of the Company's common stock on January 1, 2001, as determined pursuant to the Company's 1999 Flexible Stock Plan, and options to purchase up to 300,000 shares of common stock of Digital Angel.net, Inc. at an exercise price equal to 85% of the fair market value of the Company's common stock on January 1, 2001 as determined pursuant to the Digital Angel Corporation Flexible Stock Plan.

(5)  Effective April 1, 2000.

(6) Effective January 1, 2001, with SysComm International Corporation, a subsidiary of the Company.

     In 1997, the Company entered into employment agreements with Richard J. Sullivan, Chairman, and Garrett A. Sullivan. These agreements were amended and restated effective March 1, 2000. In addition, the Company has entered into employment agreements with Mercedes Walton and Jerome Artigliere. Such employment agreements include certain "change of control" provisions. Upon a change of control all unvested stock options become immediately exercisable. Also, at the employee's option, he or she may terminate his or her employment under the agreement at any time within one year after such change of control. In such event, the Company shall pay to the employee a severance payment equal to the maximum amount which would not result in such payment being an excess parachute payment as defined in the Internal Revenue Code of 1986, as amended (the "Code") which would be subject to an excise tax. Additionally, upon termination of employment for any reason other than for breach under the agreement, Garrett Sullivan and David Loppert shall be entitled to receive from the Company 60 equal monthly payments of 8.333% of his compensation from the Company over the 12-month period for which his compensation was the greatest, and Mr. Richard Sullivan shall receive 60 monthly payments of $37,500 each. These payments are reduced by any severance payments. Such employment agreements also provide that, if any payments from the Company are subject to the excise tax described above, the Company will make a gross up payment in an amount which covers the excise tax due plus the excise and income taxes payable on the gross up payment. Mr. Richard Sullivan's agreement provides that he may elect to receive a percentage of his salary for each 12-month period in the Company's common stock. For the twelve-month period commencing January 1, 2000, Mr. Sullivan did not elect to receive any of his compensation in stock. In addition, the Company agreed to transfer to Richard Sullivan certain other property valued at approximately $0.5 million upon his relocation to the Palm Beach, Florida area. The Company would also be required to make a gross up payment that covers all U.S. federal and state income taxes payable by Mr. Sullivan, if any, as a result of the transfer. During 2000, the Company transferred the property to Mr. Sullivan and made payments on behalf of Mr. Sullivan to cover such U.S. federal and state income taxes. See "Executive Compansation -- Summary Compensation Table".

     Additionally, the agreements for both Richard Sullivan and Garrett Sullivan provide for certain "triggering events" which include a change in control of the Company, the termination of Richard Sullivan's employment other than for a material breach of the terms of his employment agreement, or if Richard Sullivan ceases to hold his current positions with the Company for any reason other than a material breach of the terms of his employment agreement. Within ten days of the occurrence of a triggering event, the Company shall pay, in cash or in stock, or in a combination thereof, $12.1 million and $3.5 million, respectively, to Richard Sullivan and to Garrett Sullivan.

     In January 2001, the Company entered into an employment agreement with Mercedes Walton, President and Chief Operating Officer. The employment agreement includes certain "change of control" provisions. Upon a change of control, all options granted to Ms. Walton immediately become vested and exercisable. Also, at Ms. Walton's option, she may terminate her employment under the agreement at any time within one year after such change of control. In the event that Ms. Walton's employment is terminated by the Company other than for "cause" within one year following a change of control or in the event that Ms. Walton terminates her employment with "good reason" in anticipation of a change of control, the Company shall pay to Ms. Walton a severance payment equal to three times the sum of Ms. Walton's base compensation and target annual bonus, which amount shall be payable to Ms. Walton in a lump sum within thirty days of the date of termination. The employment agreement also provides that, if any payments from the Company are subject to the excise tax on excess parachute payments, the Company will make a gross up payment in an amount which covers the excise tax due plus the excise, income and payroll taxes payable on the gross up payment. Additionally, upon termination of Ms. Walton's employment either by the Company for any reason other than cause or by Ms. Walton for good reason, Ms. Walton will be entitled to receive her base compensation for the period that commences on the date of termination and terminates on the later of (i) the expiration of the then effective "employment term" and (ii) one year following the date of termination plus an amount equal to her target annual bonus and a pro rata portion of her annual bonus for the year of termination.

     In 1997, the Company entered into an employment agreement with David A. Loppert, Senior Vice President, and Chief Executive Officer of SysComm International Corporation ("SysComm"). This agreement was amended and restated effective March 1, 2000, and was amended again on December 14, 2000. The employment agreement, as amended, provides that Mr. Loppert is to serve as SysComm's Chief Executive Officer and continue to serve the Company on a part-time basis (but in no event more than 10% of Mr. Loppert's business time). The employment agreement includes certain "change of control" provisions. Upon a change of control of the Company, all unvested stock options become immediately exercisable. Also, at Mr. Loppert's option, he may terminate his employment under the agreement at any time within one year after such change of control. In such event, SysComm shall pay to Mr. Loppert a severance payment equal to the maximum amount that would not result in such payment being an excess parachute payment as defined in the Code that would be subject to an excise tax. Additionally, upon termination of employment for any reason other than for breach under the agreement, Mr. Loppert shall be entitled to receive from SysComm 60 equal monthly payments of 8.333% of his compensation from the Company and SysComm over the 12-month period for which his compensation was the greatest. These payments are reduced by any severance payments. The employment agreement also provides that, if any payments from the Company and SysComm are subject to the excise tax described above, SysComm will make a gross up payment in an amount which covers the excise tax due plus the excise and income taxes payable on the gross up payment.

     In November 2000, the Company entered into an employment agreement with Jerome C. Artigliere, Senior Vice President, Chief Financial Officer and Assistant Treasurer. The employment agreement includes certain "change of control" provisions. Upon a change of control of the Company, all unvested stock options become immediately vested exercisable. Also, at Mr. Arigliere's option, he may terminate his employment under the agreement at any time within one year after such change of control. In such event, the Company shall pay to Mr. Artigliere a severance payment equal to three times Mr. Arigliere's "base amount" as defined in Section 280G of the Code minus one dollar. The employment agreement also provides that, if any payments from the Company are subject to the excise tax on excess parachute payments, the Company will make a gross up payment in an amount which covers the excise tax due plus the excise and income taxes payable on the gross up payment.

     In January 2000, the Company entered into an employment agreement with David I. Beckett, Senior Vice President, General Counsel, and Assistant Secretary. The agreement provides that in the event Mr. Beckett's employment is terminated either by the Company other than for "cause" or by Mr. Beckett for "good reason," Mr. Beckett will continue to receive his base compensation and other benefits for the remainder of the employment term under the agreement as if such termination had not occurred.

     In March 1999, the Company entered into an employment agreement with Michael Krawitz, Senior Vice President, Strategic Initiatives, and Assistant Secretary. The agreement was amended in June 1999 and in April 2000. The agreement provides that in the event Mr. Krawitz's employment is terminated either by the Company other than for "cause" or by Mr. Krawitz for "good reason," Mr. Krawitz will continue to receive his base compensation for the remainder of the employment term under the agreement as if such termination had not occurred. Upon any such termination, the payment of any other benefits will be determined by the Board in accordance with the Company's plans, policies and practices.

Indebtedness of Management

     Daniel E. Penni, a member of the Company's board of directors, has executed a revolving line of credit promissory note in favor of Applied Digital Solutions Financial Corp., a subsidiary of the Company, in the amount of $450,000. The promissory note is payable on demand, with interest payable monthly on the unpaid principal balance at the rate equal to one percentage point above the base rate announced by State Street Bank and Trust Company (which interest rate shall fluctuate contemporaneously with changes in such base rate). As of December 31, 2000, $420,000 had been advanced under this note.

     David I. Beckett, the Company's Senior Vice President, has executed a promissory note in favor of the Company in the amount of $115,000. The promissory note is due on demand, non-interest bearing and is secured by a mortgage on real property. As of December 31, 2000 $115,000 was outstanding. Imputed interest is included in the "Summary Compensation Table" above in the "Other Annual Compensation" column.

     David A. Loppert, the Company's Senior Vice President, has executed a promissory note in favor of the Company in the amount of $260,000. The promissory note is non-interest bearing and was executed as consideration for the purchase by Mr. Loppert of 100,000 shares of the Company's common stock. As of December 31, 2000 $90,000 was outstanding. Imputed interest is included in the "Summary Compensation Table" above in the "Other Annual Compensation" column.

     On September 27, 2000, the following named executive officers exercised options granted to them under the Company's 1999 Flexible Stock Plan to purchase shares of the Company's common stock. Under the terms of the grant, the named executive officers each executed and delivered an interest bearing promissory note and stock pledge agreement to the Company in consideration for the purchase of the shares, as follows:

Named Executive Officer       Amount        Interest Rate          Due Date
-----------------------       ------        -------------          --------
Richard J. Sullivan         $1,375,000           6.0%         September 27, 2003
Garrett A. Sullivan          1,179,750           6.0          September 27, 2003
Jerome C. Artigliere            57,750           6.0          September 27, 2003
David I. Beckett                57,750           6.0          September 27, 2003
Michael E. Krawitz              57,750           6.0          September 27, 2003
David A. Loppert               588,500           6.0          September 27, 2003

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Changes in Control

     On October 26, 2000, the Company issued $26 million in stated value of its Series C preferred stock, with an initial conversion price of $7.56 per share, to a select group of institutional investors in a private placement. The conversion price has been reduced to $5.672 in accordance with the Certificate of Designation related to the Series C preferred stock. In addition, the investors have the option to convert at an "alternative conversion price", which is a percentage of the average closing price for the 10 trading days preceding the date of notice of conversion. The initial percentage was 140% of the average closing price and declines, in stages, ending at to 110% on June 24, 2001. It is currently 125%. Furthermore, if a "triggering event" occurs, as more fully described in the Certificate of Designation related to the Series C preferred stock, the holders would be entitled to convert at a price per share equal to 50% of the lowest closing price during the occurrence of such triggering event. The investors also have the option to purchase up to an additional $26 million in stated value of Series C preferred stock for an aggregate purchase price of $20 million, for a period of ten months following the effectiveness of the registration statement related to the Company's common stock into which the Series C preferred stock is convertible.

     As a result of the foregoing, the conversion of the Series C preferred stock into shares of the Company's common stock may cause the issuance of a number of shares of our common stock large enough to constitute a change of control.

     Based on the current market value of the Company's common stock and the current applicable alternative conversion price, the conversion of the Series C preferred stock into shares of the Company's common stock would not constitute a change of control. However, should the investors exercise their option to purchase additional shares of Series C preferred stock, or should the Company's stock price decline or should a triggering event occur, the conversion of the Series C preferred stock could result in a change in control of the Company.

     Except as discussed above in relation to the conversion of the Company's Series C preferred stock, there are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

     The Company has made previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that incorporate future filings, including this Proxy Statement, in whole or in part. However, the following "Performance Graph" and "Report of the Audit Committee" shall not be incorporated by reference into any such filings.

                                PERFORMANCE GRAPH

     The following performance graph compares the changes, for the period indicated, in the cumulative total value of $100 hypothetically invested in each of (a) the Company's common stock, (b) the Russell 2000 Stock Index, (c) the Nasdaq Stock Market(R) and (d) the AMEX. Historically, the Company has included in its performance graph, various companies that the Company believed operated within its peer group. Due to the changes in the Company's business, the Company believes that the comparisons to the previous peer group data are no longer meaningful, and, as a result, has removed the information related to the peer group.


                             Cumulative Total Return
                           Based on Investment of $100
                      December 31, 1995 - December 31, 2000

     [OBJECT OMITTED]

                                                            Dollar Value of $100 Investment at
                                               -------------------------------------------------------------
                                                 12/31/95   12/31/96 12/31/97  12/31/98 12/31/99  12/31/00
                                                 --------   -------- --------  -------- --------  --------
The Company                                      $100.00      140.00   120.00     95.01   200.00     18.35

Russell 2000 Index                               $100.00      114.76   138.31    133.54   159.75    153.03

Nasdaq Stock Market Total Return Index           $100.00      123.04   150.69    212.51   394.92    237.62

AMEX                                             $100.00      101.55   127.26    136.58   179.36    168.46

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Committee is comprised of four independent Directors and operates under a written charter (Exhibit A) adopted by the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the Company's systems of internal controls. In fulfilling its responsibilities, the Committee reviewed the audited financial statements in the Annual Report on Form 10-K, as amended, with management, including a discussion of the quality and acceptability of the Company's financial reporting and controls.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting standards, their judgments as to the quality and acceptability of the Company's financial reporting and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including the matters required to be discussed by SAS 61 (Communication with Audit Committees). In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the auditors' written disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

     The Committee also discussed with the Company's independent auditors the overall scope and plans for its audit. The Committee meets periodically with the independent auditors, with or without management present, to discuss the results of its examination, its evaluation of the Company's internal controls and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K, as amended by Form 10-K/A, for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Committee also evaluated and recommended to the Board the reappointment of the Company's independent auditors for fiscal 2001.

     The Audit Committee is pleased to submit this report to the shareholders with regard to the above matters.

                                            RICHARD S. FRIEDLAND, Chairman
                                            ARTHUR F. NOTERMAN
                                            DANIEL E. PENNI
                                            CONSTANCE K. WEAVER

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

                                    (Item 2)

     The Board of Directors of the Company, at the recommendation of the Audit Committee, has appointed PwC to serve as independent auditors of the Company for the year ending December 31, 2001, subject to ratification by the shareholders of the Company. PwC has audited the Company's consolidated financial statements since the year ended December 31, 1998. Audit services of PwC in 2000 included the examination of the consolidated financial statements of the Company, certain services relating to filings with the Securities and Exchange Commission as well as certain services relating to the Company's consolidated quarterly reports.

     A representative of PwC is expected to be present at the Meeting and will have an opportunity to make a statement if he or she so desires. The PwC representative will also be available to respond to appropriate questions from shareholders.

Audit and Non-Audit Fees

     For the fiscal year ended December 31, 2000, fees for services provided by PwC were as follows:

                                                          (Dollars in thousands)

A.   Audit Fees                                                $    547.6

B.   Financial Information Systems                                    ___
     Design and Implementation

C.   All Other (acquisition and divestiture                         688.7
     support and other services)


Recommendation of the Board of Directors

     The Board of Directors recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ending December 31, 2001. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ending December 31, 2001.

      APPROVAL OF AMENDMENTS TO THE COMPANY'S 1999 FLEXIBLE STOCK PLAN AND RATIFICATION OF OPTIONS GRANTED UNDER THE COMPANY'S 1999 FLEXIBLE STOCK PLAN

                                    (Item 3)

     INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER THE PLAN

     The Board of Directors has approved amendments to the 1999 Flexible Stock Plan (the "Plan") increasing the number of shares of common stock which may be issued under the Plan to 17,000,000. The amendments also provide an annual increase in shares available under the Plan, effective January 1, 2001, equal to 10% of the number of shares of common stock outstanding on such date, but in no event more than 30,000,000 shares in the aggregate. As of May 9, 2001, up to 27,148,670 options are available to be granted under the Plan, as amended, 23,948,500 of which have previously been granted by the committee designated for such purpose.

     The Plan, previously approved by the Company's shareholders on June 5, 1999, permitted the Company to issue 5,000,000 shares of common stock plus an annual increase, effective on the first day of each calendar year, equal to 5% of the number of outstanding shares of common stock outstanding on such date, but in no event more than 15,000,000 shares in the aggregate.

     CHANGE IN CONTROL

     The Board has also approved amendments which change the definition of "Change in Control" and what occurs in the event of a Change in Control.

     Under the Plan, in the event of a Change in Control, as defined below, all Incentive Stock Options and Non-Qualified Stock Options shall become fully exercisable, all Stock Appreciation Rights shall become immediately payable, all Restricted Stock shall become vested, all Performance Shares shall be deemed fully earned, and all Cash Awards, Other Stock Based Awards, and other Benefits shall become fully vested, exercisable or payable. In addition, the Committee may, to the extent not inconsistent with the above, provide such protection as it deems necessary to maintain a participant's rights, including, without limitation: (i) providing for purchase of a benefit for an amount in cash equal to the amount which could have been attained upon the exercise or realization of such benefit; (ii) making such adjustment to the outstanding benefits as the Committee deems appropriate; and/or (iii) causing the outstanding benefits to be assumed, or new benefits substituted therefor, by the surviving corporation. "Change in Control" means: (a) the acquisition by any person or group, other than the Company and certain related entities, of more than 20% of the outstanding shares of common stock; (b) a change in the majority of the members of the Board during any two year period which is not approved by at least two-thirds of the members of the Board who were members at the beginning of the two year period; (c) a merger or consolidation involving the Company in which the shareholders of the Company prior to the effective date of the transaction do not have more than 50% of the voting power of the surviving entity immediately following the transaction; or (d) the liquidation or dissolution of the Company, or (e) a sale or other disposition of all or substantially all of its assets.

     OTHER AMENDMENTS

     The Board also has approved an amendment to the Plan so that the number of shares covered by options where the purchase price is no less than fair market value on the date of grant plus SARs which may be granted to any one individual in any calendar year shall not exceed 5,000,000. The Plan previously provided that the number of shares covered by options where the purchase price is no less than fair market value on the date of grant plus SARs which may be granted to any one individual in any calendar year shall not exceed 500,000.

     In addition, the Board has approved amendments to clearly identify the Plan as "broadly based" and to further clarify other language in the Plan.

     The Plan is intended to attract, retain, motivate and reward employees and other individuals and to encourage ownership by employees and other individuals of the Company's common stock. The Plan provides for benefits to be awarded in the form of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Cash Awards, and Other Stock Based Awards, each of which is defined in the Amended and Restated 1999 Flexible Stock Plan attached hereto.

     Under the Plan, as amended, options which would allow the holders thereof to acquire a total of 11,476,500 shares of common stock have been granted in 2000 by the committee designated for such purpose. No further shareholder approval is required for the issuance of such options. However, shareholder ratification of such options at the Annual Meeting will allow the holders of these stock awards and options to have the benefit of Rule 16b-3 under the Exchange Act, which, among other things, exempts certain grants of options to officers and directors of the Company from the provisions of Section 16(b) of such Exchange Act.

Recommendation of the Board of Directors

     The Board of Directors recommends a vote FOR approval of the amendment to the Company's 1999 Flexible Stock Plan and ratification of options granted under the Company's 1999 Flexible Stock Plan. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of the amendment to the Company's Flexible Stock Plan and ratification of options granted under the Company's 1999 Flexible Stock Plan.

     Set forth below is a description of the essential features of the Plan as proposed to be amended. This description is subject to and qualified in its entirety by the full text of the Plan which is attached to this Proxy Statement as Exhibit B.

                             DESCRIPTION OF THE PLAN

Number of Shares

     Under the proposed amendment, the number of shares of common stock which may be issued under the Plan shall be 17,000,000 shares plus an annual increase, effective January 1, 2001, equal to 10% of the number of shares of common stock outstanding on such date, but in no event more than 30,000,000 shares in the aggregate. Such shares may be authorized but unissued shares, shares held in the Company's treasury, or both. If an option or SAR expires or is terminated, surrendered or canceled, without having been fully exercised, if Restricted Stock or Performance Shares are forfeited, or if any other grant results in shares of common stock not being issued, the shares covered by such option or SAR, grant of shares of Restricted Stock, Performance Shares or other grant, as the case may be, shall again be available for use under the Plan.

     If there is any change in the common stock of the Company by reason of any stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, the number of SARs and number and class of shares available for options and grants of Restricted Stock, Performance Shares and Other Stock Based Awards and the number of shares subject to any outstanding options, SARs, grants of Restricted Stock Performance Shares which are not yet vested, and Other Stock Based Awards, and the price thereof, as applicable, will be appropriately adjusted.

Administration

     The Plan is administered by a committee ("Committee"). The Committee shall consist of the Board, unless the Board appoints a Committee of two or more but less than all of the Board. If the Committee does not include the entire Board, it shall serve at the pleasure of the Board, which may from time to time appoint members in substitution for members previously appointed and fill vacancies, however caused, in the Committee.

     Subject to the express provisions of the Plan, the Committee has complete authority to: (i) determine when and to whom Benefits are granted and the type and amounts of Benefits; (ii) determine the terms, conditions and provisions of, and restrictions relating to, each Benefit granted; (iii) interpret and construe the Plan and any agreement ("Agreement") evidencing and describing a Benefit;

(iv) prescribe,  amend and rescind rules and  regulations  relating to the Plan;
(v) determine the form and contents of all Agreements; (vi) determine all questions relating to Benefits under the Plan; and (vii) take any other action which it considers necessary or appropriate for the administration of the Plan and to carry out the purposes of the Plan.

     Except as required by Rule 16b-3 with respect to Benefits granted to persons who are subject to Section 16 of the Exchange Act (consisting of directors and officers), the Committee may delegate its authority to any employee, employees or committee.

Amendment, Termination and Change in Control

     The Board may amend the Plan at any time. However, the Board may not amend the Plan without shareholder approval if such amendment (i) would cause options which are intended to qualify as Incentive Stock Options to fail to qualify as such, (ii) would cause the Plan to fail to meet the requirements of Rule 16b-3, or (iii) would violate applicable law. The Plan has no fixed termination date and shall continue in effect until terminated by the Board.

     The amendment or termination of the Plan will not adversely affect any Benefit granted prior to such amendment or termination. However, any Benefit may be modified or canceled by the Committee if and to the extent permitted by the Plan or Agreement or with the consent of the participant to whom such Benefit was granted.

     In the event of a Change in Control, as defined below, all Incentive Stock Options and Non-Qualified Stock Options shall become fully exercisable, all Stock Appreciation Rights shall become immediately payable, all Restricted Stock shall become vested, all Performance Shares shall be deemed fully earned, and all Cash Awards, Other Stock Based Awards, and other Benefits shall become fully vested, exercisable or payable. In addition, the Committee may, to the extent not inconsistent with the above, provide such protection as it deems necessary to maintain a participant's rights, including, without limitation: (i) providing for purchase of a benefit for an amount in cash equal to the amount which could have been attained upon the exercise or realization of such benefit; (ii) making such adjustment to the outstanding benefits as the Committee deems appropriate; and/or (iii) causing the outstanding benefits to be assumed, or new benefits substituted therefor, by the surviving corporation. "Change in Control" means:
(a) the acquisition by any person or group, other than the Company and certain related entities, of more than 20% of the outstanding shares of common stock;
(b) a change in the majority of the members of the Board during any two year period which is not approved by at least two-thirds of the members of the Board who were members at the beginning of the two year period; (c) a merger or consolidation involving the Company in which the shareholders of the Company prior to the effective date of the transaction do not have more than 50% of the voting power of the surviving entity immediately following the transaction; or
(d) the liquidation or dissolution of the Company, or (e) a sale or other disposition of all or substantially all of its assets.

Eligibility for Benefits

     Benefits may be awarded to individuals selected by the Committee. Benefits may be awarded only to employees, members of the Board, employees and owners of entities which are not affiliates but which have a direct or indirect ownership interest in an employer, individuals who, and employees and owners of entities which, are customers or suppliers of an employer, individuals who, and employees and owners of entities which, render services to an employer, and individuals who, and employees and owners of entities which, have ownership or business affiliations with any individual or entity previously described.

Types of Benefits

     Under the Plan, the Committee may grant a number of different types of Benefits. A summary of the principal characteristics of various types of Benefits which may be granted is set forth below.

     Stock Options. Two types of stock options may be granted under the Plan. Stock options intended to qualify for special tax treatment under Section 422 of the Code are referred to as "Incentive Stock Options," and options not intended to so qualify are referred to as "Non-Qualified Stock Options." In the case of Non-Qualified Stock Options, the option price shall be determined by the Committee but shall be no less than 85% of the fair market value of the shares of common stock on the date the option is granted, and, in the case of Incentive

Stock Options, the price shall be determined by the Committee but shall be no less than the fair market value of the shares of common stock on the date the option is granted.

     The other terms of options shall be determined by the Committee. However, in the case of options intended to qualify as Incentive Stock Options, such terms must meet all requirements of Section 422 of the Code. Currently, such requirements are (i) the option must be granted within 10 years from the adoption of the Plan, (ii) the option may not have a term longer than 10 years,
(iii) the option must be not transferable other than by will or the laws of descent and distribution and may be exercised only by the optionee during his/her lifetime, (iv) the maximum aggregate fair market value of common stock with respect to which such options are first exercisable by an optionee in any calendar year may not exceed $100,000; and (v) the option must be granted to an employee. In addition, if the optionee owns more than 10% of the Company's common stock or more than 10% of the total combined voting power of all classes of stock of any subsidiary, the option price must be at least 110% of fair market value of the shares of common stock on the date the option is granted, and the option may not have a term longer than five years.

     SARs. An SAR is the right to receive an amount equal to the appreciation in value of one share of common stock from the time the SAR is granted until the time the grantee elects to receive payment. Participants who elect to receive payment of SARs shall receive payment in cash, in common stock or in any combination of cash and common stock, as determined by the Committee. When SARs are granted in tandem with an Incentive Stock Option, the SARs must contain such terms and conditions as are necessary for the related option to qualify as an Incentive Stock Option. In addition, if SARs are granted in tandem with a stock option: the exercise of the option shall cause a correlative reduction in the SARs; and the payment of SARs shall cause a correlative reduction in the shares under the option.

     Restricted Stock. Restricted Stock is common stock which is subject to forfeiture until a period of time has elapsed or certain conditions have been fulfilled. Unless the Committee determines otherwise, shares of Restricted Stock shall be granted at a cost equal to par value (presently $.001 per share). Certificates representing shares of Restricted Stock shall bear a legend referring to the Plan, noting the risk of forfeiture of the shares and stating that such shares are non-transferable until all restrictions have been satisfied and the legend has been removed. As of the date Restricted Stock is granted, the grantee shall be entitled to full voting and dividend rights with respect to all shares of such stock.

     Performance Shares. Performance Shares are the right to receive common stock or cash equal to the fair market value of the common stock at a future date in accordance with the terms of the grant. Generally, such right shall be based upon the attainment of targeted profit and/or other performance objectives.

     Cash Awards. A Cash Award is a Benefit payable in cash. The maximum cash award that an individual who is subject to Section 16 of the Exchange Act may receive in any calendar year in the aggregate is the greater of $100,000 or 100% of his/her compensation (excluding any Cash Award) for such year.

     Other Stock Based Awards. An Other Stock Based Award is an award that is valued in whole or in part by reference to, or is otherwise based on, common stock.

General Provisions Applicable to Benefits

     Under the Plan, the following provisions are applicable to one or more types of Benefits.

     Agreement and Terms of Benefits. The grant of any Benefit may be evidenced by an Agreement which describes the specific Benefit granted and the terms, conditions and provisions of, and restrictions relating to, such Benefit. Any Agreement shall contain such provisions as the Committee shall determine to be necessary, desirable and appropriate.

     Transferability. Unless otherwise specified in an agreement or permitted by the Committee, each Benefit shall be non-transferable other than by will or the laws of descent and distribution and shall be exercisable during a participant's lifetime only by him/her.

     Tandem Awards. Awards may be granted by the Committee in tandem. However, no Benefit may be granted in tandem with an Incentive Stock Option except SARs.

     Payment. Upon the exercise of an option or in the case of any other Benefit that requires a payment to the Company, payment may be made either (i) in cash, including a so-called "cashless exercise," or (ii) with the consent of the Committee, (a) by the tender of shares of common stock having an aggregate fair market value equal to the amount due the Company, (b) in other property, (c) by the surrender of all or part of a Benefit (including the Benefit being exercised or acquired), or (d) by any combination of the foregoing.

     Dividend Equivalents. Grants of Benefits in common stock or common stock equivalents may include dividend equivalent payments or dividend credit rights.

     Deferral. The right to receive a Benefit may, upon the request of the request of the recipient, be deferred for such period and upon such conditions as the Committee may determine.

     Withholding. At the time any Benefit is distributed under the Plan, the Company may withhold, in cash or in shares of common stock, from such distribution any amount necessary to satisfy income withholding requirements applicable to such distribution.

     Limitation on Benefits. Under the Plan, the number of shares covered by options where the purchase price is no less than fair market value on the date of grant plus SARs which may be granted to any one individual in any calendar year shall not exceed 5,000,000.

Restrictions on Shares

     The Committee may require each person purchasing common stock pursuant to an option or receiving common stock pursuant to any other form of Benefit under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares for investment and without a view to distribution or resale. In addition, shares issued under the Plan may be subject to restrictive agreements between the Company or a subsidiary and the participant. The Committee may require that a legend reflecting any restriction described above be placed on any certificate for shares.

                U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

     The following is a summary of the U.S. federal income tax consequences of the Plan, based on current income tax laws, regulations and rulings.

Incentive Stock Options

     Subject to the effect of the Alternative Minimum Tax, discussed below, an optionee does not recognize income on the grant of an Incentive Stock Option. If an optionee exercises an Incentive Stock Option in accordance with the terms of the option and does not dispose of the shares acquired within two years from the date of the grant of the option nor within one year from the date of exercise, the optionee will not realize any income by reason of the exercise, and the Company will be allowed no deduction by reason of the grant or exercise. The optionee's basis in the shares acquired upon exercise will be the amount paid upon exercise. (See the discussion below for the tax consequences of the exercise of an option with stock already owned by the optionee.) Provided the optionee holds the shares as a capital asset at the time of sale or other disposition of the shares, his/her gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of his/her gain or loss will be the difference between the amount realized on the disposition of the shares and his/her basis in the shares.

     If an optionee disposes of the shares within two years from the date of grant of the option or within one year from the date of exercise ("Early Disposition"), the optionee will realize ordinary income at the time of such Early Disposition which will equal the excess, if any, of the lesser of (i) the amount realized on the Early Disposition, or (ii) the fair market value of the shares on the date of exercise, over the optionee's basis in the shares. The Company will be entitled to a deduction in an amount equal to such income. The excess, if any, of the amount realized on the Early Disposition of such shares over the fair market value of the shares on the date of exercise will be long-term or short-term capital gain, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of Early Disposition. If an optionee disposes of such shares for less than his/her basis in the shares, the difference between the amount realized and his/her basis will be a long-term or short-term capital loss, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of disposition.

     The excess of the fair market value of the shares at the time the Incentive Stock Option is exercised over the exercise price for the shares is an item of tax preference ("Stock Option Preference").

Non-Qualified Stock Options

     Non-Qualified Stock Options do not qualify for the special tax treatment accorded to Incentive Stock Options under the Code. Although an optionee does not recognize income at the time of the grant of the option, he recognizes ordinary income upon the exercise of a Non-Qualified Option in an amount equal to the difference between the fair market value of the stock on the date of exercise of the option and the amount of cash paid for the stock.

     As a result of the optionee's exercise of a Non-Qualified Stock Option, the Company will be entitled to deduct as compensation an amount equal to the amount included in the optionee's gross income. The Company's deduction will be taken in the Company's taxable year in which the option is exercised.

     The excess of the fair market value of the stock on the date of exercise of a Non-Qualified Stock Option over the exercise price is not a Stock Option Preference.

SARs

     Recipients of SARs do not recognize income upon the grant of such rights. When a participant elects to receive payment of an SAR, he recognizes ordinary income in an amount equal to the cash and fair market value of shares of common stock received, and the Company is entitled to a deduction equal to such amount.

Restricted Stock; Performance Shares

     Grantees of Restricted Stock and Performance Shares do not recognize income at the time of the grant of such stock. However, when shares of Restricted Stock become free from any restrictions or when Performance Shares are paid, grantees recognize ordinary income in an amount equal to the fair market value of the stock on the date all restrictions are satisfied, less, in the case of Restricted Stock, the amount paid for the Stock. Alternatively, the grantee of Restricted Stock may elect to recognize income upon the grant of the stock and not at the time the restrictions lapse, in which case the amount of income recognized will be the fair market value of the stock on the date of grant. The Company will be entitled to deduct as compensation the amount includible in the grantee's income in its taxable year in which the grantee recognizes the income.

Cash Awards

     Cash Awards are taxable as ordinary income when received or constructively received by a participant. The Company is entitled to deduct the amount of a Cash Award when the award is taxable to the recipient.

Taxation of Preference Items

     Section 55 of the Code imposes an Alternative Minimum Tax equal to the excess, if any, of (i) 26% of the optionee's "alternative minimum taxable income" up to $175,000 plus 28% of such income over $175,000 over (ii) his/her "regular" U.S. federal income tax. Alternative minimum taxable income is determined by adding the optionee's Stock Option Preference and any other items of tax preference to the optionee's adjusted gross income and then subtracting certain allowable deductions and an exemption amount. The exemption amount is $33,750 for single taxpayers, $45,000 for married taxpayers filing jointly and $22,500 for married taxpayers filing separately. However, these exemption amounts are phased out beginning at certain levels of alternative minimum taxable income.

Change of Control

     If there is an acceleration of the vesting or payment of Benefits and/or an acceleration of the exercisability of stock options upon a Change of Control, all or a portion of the accelerated benefits may constitute "Excess Parachute Payments" under Section 280G of the Code. The employee receiving an Excess Parachute Payment incurs an excise tax of 20% of the amount of the payment in excess of the employee's average annual compensation over the five calendar years preceding the year of the Change of Control, and the Company is not entitled to a deduction for such payment.

Limitation on Deduction

     Section 162(m) of the Code provides that no deduction will be allowed for certain remuneration with respect to a covered employee to the extent such remuneration exceeds $1,000,000. Under the regulations interpreting Code Section 162(m), an employee is a covered employee if his/her compensation is required to be reported under the SEC's disclosure rules and he is employed as of the last day of the taxable year. Code Section 162(m) does not apply to: (a) compensation payable solely on account of the attainment of one or more performance goals if
(i) the goals are  determined  by a committee of two or more outside  directors,
(ii) the material terms under which the remuneration will be paid, including the goals, is disclosed to shareholders and approved by a majority of the shareholders, and (iii) except in the case of SARs and certain stock options (as described below), the committee certifies that the goals have been met; and (b) compensation payable under a binding contract in effect on February 17, 1993 which is not thereafter modified in any material respect. Compensation arising from SARs and stock options where the price from which appreciation is calculated or exercise price, as the case may be, is no less than fair market value on the date of grant constitute compensation on amount of attainment of a performance goal as long as the committee described above grants the SARs or options and the shareholders approve the maximum number of shares per participant over a specific time period. The $1,000,000 limitation is reduced by any remuneration subject to such limitation for which a deduction is disallowed under the Change of Control provisions set forth above.

Summary Only

     The foregoing statement is only a summary of the U.S. federal income tax consequences of the Plan and is based on the Company's understanding of present U.S. federal tax laws and regulations.

                    RATIFICATION OF OPTIONS GRANTED UNDER THE
                 COMPANY'S 1996 NON-QUALIFIED STOCK OPTION PLAN

                                    (Item 4)

     Under the 1996 Non-Qualified Stock Option Plan approved by the shareholders, options to acquire a total of 233,500 shares of common stock have been granted in 2000 by the committee designated for such purpose. No further shareholder approval is required for the issuance of such options. However, shareholder ratification of such options at the Annual Meeting will allow the holders of these options to have the benefit of Rule 16b-3 under the Exchange Act, which, among other things, exempts certain grants of options to officers and directors of the Company from the provisions of Section 16(b) of such Exchange Act.

Recommendation of the Board of Directors

     The  Board of  Directors  recommends  a vote FOR  ratification  of  options granted under the Company's 1996 Non-Qualified Stock Option Plan. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR ratification of options granted under the Company's 1996 Non-Qualified Stock Option Plan.

                    RATIFICATION OF OPTIONS GRANTED UNDER THE
                  COMPANY'S 1999 EMPLOYEES STOCK PURCHASE PLAN

                                    (Item 5)

     Under the 1999 Employees Stock Purchase Plan approved by the shareholders, options to acquire a total of 207,853 shares of common stock have been granted in 2000 by the committee designated for such purpose. No further shareholder approval is required for the issuance of such options. However, shareholder ratification of such options at the Annual Meeting will allow the holders of these options to have the benefit of Rule 16b-3 under the Exchange Act, which, among other things, exempts certain grants of options to officers and directors of the Company from the provisions of Section 16(b) of such Exchange Act.

Recommendation of the Board of Directors

     The Board of Directors recommends a vote FOR ratification of options granted under the Company's 1999 Employees Stock Purchase Plan. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR ratification of options granted under the Company's 1999 Employees Stock Purchase Plan.

     APPROVAL OF THE POSSIBLE ISSUANCE OF MORE THAN 29,217,483 SHARES OF THE COMPANY'S COMMON STOCK UPON THE CONVERSION OF SHARES OF THE COMPANY'S SERIES
 C PREFERRED STOCK, OF WHICH 4,090,271 SHARES HAVE BEEN ISSUED, AND EXERCISE OF
  RELATED WARRANTS, WHICH SHARE AMOUNT OF 29,217,483 REPRESENTS AT LEAST 20% OF
                   THE OUTSTANDING COMMON STOCK OF THE COMPANY

                                    (Item 6)

     On October 26, 2000, the Company issued 26,000 shares of Series C convertible preferred stock to a select group of institutional investors in a private placement. The stated value of the preferred stock is $1,000 per share, or an aggregate of $26 million, and the purchase price of the preferred stock and the related warrants was an aggregate of $20 million. The preferred stock is convertible into shares of the Company's common stock initially at a rate of $7.56 in stated value per share, which is reduced to $5.672 in stated value per share 91 days after issuance of the preferred stock. At the earlier of 90 days after the issuance of the preferred stock or upon the effective date of the registration statement relating to the common stock issuable upon conversion of the preferred stock, the holders also have the option to convert the stated value of the preferred stock to common stock at an alternative conversion rate starting at 140% and declining to 110% of the average closing price for the 10 trading days preceding the date of the notice of conversion. The conversion price and the alternative conversion price are subject to adjustment based on certain events, including the Company's issuance of shares of common stock, or options or other rights to acquire common stock, at an issuance price lower than the conversion price of the preferred stock, or issuance of convertible securities that have a more favorable price adjustment provision than the preferred stock. The Company will be required to accrete the discount on the preferred stock through equity. The accretion will reduce the income available to common shareholders and earnings per shares. The holders of the preferred stock are entitled to receive annual dividends of 4% of the stated value (or 5.2% of the purchase price) payable in either cash or additional shares of preferred stock.

     If certain triggering events occur in respect of the preferred stock, the holders may require the Company to redeem the preferred stock at a price per share equal to 130% of the stated value (or an aggregate of $27.3 million as of May 9, 2001) plus accrued dividends, as long as such redemption is not prohibited under the Company's credit agreement. In addition, during the occurrence of a triggering event, the conversion price per share of the preferred stock would be reduced to 50% of the lowest closing price of the

Company's common stock during such period. The triggering events include (i) failure to have the registration statement relating to the common stock issuable on the conversion of the preferred stock declared effective on or prior to 180 days after issuance of the preferred stock or the suspension of the effectiveness of such registration statement, (ii) suspensions in trading of or failure to list the common stock issuable on conversion of the preferred stock,
(iii) failure to obtain shareholder approval at least by June 30, 2001 for the issuance of the common stock upon the conversion of the preferred stock and upon the exercise of the warrants, and (iv) certain defaults in payment of or acceleration of the Company's payment obligations under its credit agreement. The detailed terms of the preferred stock are set forth in the Certificate of Designation relating thereto, which is an attachment to this proxy statement (Exhibit C).

     The conversion price is tied to the trading price of the common stock, with no minimum or floor price per share. Securities such as the Series C preferred stock that may be converted into common stock at a price lower than the future market price of the common stock are often referred to as "Future-Priced Securities." The lower the price of the common stock, the lower the conversion price, and consequently the more shares of common stock that are issuable upon conversion of the Series C preferred stock. Because the conversion rate cannot be determined for the Series C preferred stock, if the issuance of a future-priced security is followed by a decline in the common stock price, the existing holders of the common stock will face additional dilution. Because the Series C preferred stock are "future-priced securities", the total number of shares actually issuable cannot be determined since the conversion price constantly changes, depending on the stock price of the common stock on any given day. For instance, if the Series C preferred stock were converted on May 9, 2001 when the closing price of the Company's common stock was $0.97, then the aggregate number of shares the Company would issue would be 25,200,222. As a result, the Company is seeking shareholder approval to permit the Series C preferred stockholders to convert or exercise their securities in excess of 20% of the outstanding common stock, since the percentage of shares that may issued upon conversion is constantly changing.

     Warrants. The holders of the preferred stock have also received 800,000 warrants to purchase up to 800,000 shares of the Company's common stock over the next five years. The exercise price is $4.73 per share, subject to adjustment for various events, including the issuance of shares of common stock, or options or other rights to acquire common stock, at an issuance price lower than the exercise price under the warrants. The exercise price may be paid in cash, in shares of common stock or by surrendering warrants.

     Option to Acquire Additional Preferred Stock. The holders of the preferred stock may provide notice to purchase up to an additional $26 million in stated value of Series C preferred stock and warrants with an initial conversion price of $5.00 per share, for an aggregate purchase price of $20 million, at any time up to ten months following the effective date of the registration statement. The additional Series C preferred stock will have the same preferences, qualifications and rights as the initial Series C preferred stock. If the holders of the preferred stock exercise their option to purchase such additional shares of Series C preferred stock and related warrants, the Company has agreed to register the resale of shares of its common stock issuable upon the conversion of such Series C preferred stock and the exercise of such warrants.

     Use of Proceeds. The Company intends to use the net proceeds received from the Series C preferred stock financing for general corporate purposes.

     Consequences If the Company Does Not Obtain Shareholder Approval. The Company may be required to delist its shares of common stock from the Nasdaq National Market if specific events occur. The Nasdaq rules generally require shareholder approval for the issuance of securities representing 20% or more of an issuer's outstanding listed securities. Under the terms of the agreements governing the issuance of the Series C preferred stock, the Company has agreed to seek your approval at the Meeting for the possible issuance of more than 29,217,483 shares of common stock issuable upon conversion of the Company's Series C preferred stock, of which 4,090,271 shares have been issued, and exercise of the related warrants to eliminate this limitation imposed by the Nasdaq National Market. If the Company obtains shareholder approval, the number of shares that could be issued upon the conversion of the Series C preferred stock would not be limited by the Nasdaq 20% limitation. If the Company does not obtain shareholder approval and is not obligated to issue shares because of restrictions relating to the Nasdaq rules, the Company may be required to pay a substantial penalty, the conversion price per share would be reduced to 50% of the lowest closing price of the Company's common stock during the occurrence of such event and the Company may be required to voluntarily delist its shares of common stock from the Nasdaq National Market. In that event, trading in the Company's shares of common stock could decrease substantially, and the price of its shares of common stock may decline.

     Effect of the Series C Preferred Stock and the Related Warrants on Existing Shareholders.

     o The conversion of the Series C preferred stock and the exercise of the related warrants could result in a substantial number of additional shares being issued if the market price of the Company's common stock declines. The holders of the Series C preferred stock have the option to convert the Series C Preferred at a floating rate based on the market price of the Company's common stock, but the conversion price may not exceed $5.672 per share, subject to adjustment. As a result, the lower the price of the Company's common stock at the time of conversion, the greater the number of shares the holders of the Series C preferred stock will receive.

     o To the extent that shares of the Series C preferred stock are converted, a significant number of shares of common stock may be sold into the market, which could decrease the price of the Company's common stock. In that case, the Company could be required to issue an increasingly greater number of shares of the Company's common stock upon future conversions of the Series C preferred stock, sales of which could further depress the price of the Company's common stock.

     o Upon the occurrence of certain triggering events set forth in the certificate of designation relating to the Series C preferred stock, the Company may be required to redeem the preferred stock at a redemption price equal to 130% of the stated value (or $27.3 million as of May 9, 2001) plus accrued dividends, if such redemption is not prohibited by the Company's credit agreement. In addition, during the occurrence of a triggering event, the conversion price of the preferred stock may be reduced to 50% of the lowest closing price of the Company's common stock during such period. The Company may also be required to redeem the preferred stock at a redemption price equal to 130% of the stated value upon a change of control or other major transactions. If the Company becomes obligated to effect such redemption, it could adversely affect the Company's financial condition. If such reduction in the conversion price occurs, it could more than double the number of shares of common stock issuable on conversion.

     o The Company will be required to accrete the discount on the preferred stock through equity.

     o The Company may not pay dividends on its common stock without the consent of the holders of a majority of the shares of preferred stock.

Recommendation of the Board of Directors

     The Board of Directors recommends a vote FOR approval of the possible issuance of more than 29,217,483 shares of the Company's common stock upon the conversion of shares of the Company's Series C Preferred Stock, of which 4,090,271 shares have been issued, and exercise of warrants, which share amount of 29,217,483 represents at least 20% of the outstanding common stock of the Company. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of the possible issuance of more than 29,217,483 shares of the Company's common stock upon the conversion of shares of the Company's Series C Preferred Stock and exercise of related warrants, which share amount of 29,217,483 represents at least 20% of the outstanding common stock of the Company.

                      APPROVAL OF AMENDMENT TO ARTICLES OF
                    INCORPORATION TO INCREASE THE NUMBER OF
                        AUTHORIZED SHARES OF COMMON STOCK

                                    (Item 7)

     The Company's shareholders are asked to act upon a proposal to amend the Company's Second Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 245,000,000 shares to 345,000,000 shares. Pursuant to this proposal, the first sentence of Article Three of the Company's Second Restated Articles of Incorporation, as amended, is amended in its entirety to read as follows:

         The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is Three Hundred, Fifty Million (350,000,000) shares, of which Five Million ($5,000,000) shares shall be preferred stock ("Preferred Stock") having a par value of $10.00 per share and Three Hundred, Forty-Five Million (345,000,000) shares shall be common stock ("Common Stock") having a par value of $.001 per share.

     The Company's Second Restated Articles of Incorporation, as amended, currently authorizes the Company to issue up to 245,000,000 shares of common stock and 5,000,000 shares of preferred stock. As of May 9, 2001, the Company had outstanding 146,087,416 shares of common stock and 20,990 shares of Series C preferred stock, which would be convertible into 25,200,222 shares of the Company's common stock if the Series C preferred stock were converted on May 9, 2001 when the closing price of the Company's common stock was $0.97. The Board of Directors believes the proposed increase in the authorized number of shares of common stock is necessary to provide the Company with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing environment.

     The additional shares of common stock would be available for issuance from time to time and for such purposes as the Board of Directors may deem advisable without further action by the shareholders, except as may be required by applicable laws or regulations. These purposes may include acquisitions of property and securities, additional stock dividends, stock splits, retirement of indebtedness, employee benefit programs, corporate business combinations or other corporate purposes. The Board of Directors has no immediate plans or commitments to issue any additional shares of common stock in excess of the amount currently authorized. However, the Board of Directors believes that an increase in the number of authorized shares would provide the Company with the ability to issue such additional new shares of common stock should the opportunity be presented in the future.

     Each additional share of common stock authorized by the amendment to the Article Three of the Amended Articles of Incorporation described in this proposal would have the same rights and privileges under the Amended Articles of Incorporation as each share of common stock currently authorized. Shareholders have no preemptive rights with respect to common stock and the issuance of common stock, other than on a pro-rata basis, would result in dilution of a shareholder's interest.

     Recommendation of the Board of Directors

     The Board of Directors recommends a vote FOR approval of the amendment to the Amended Articles of Incorporation to increase the number of authorized shares of common stock from 245,000,000 shares to 345,000,000 shares. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of the amendment to the Amended Articles of Incorporation to increase the number of authorized shares of common stock.

                          DESCRIPTION OF CAPITAL STOCK

Authorized Capital

     The Company's authorized capital stock consists of 245,000,000 shares of common stock, $.001 par value, and 5,000,000 shares of preferred stock, $10.00 par value. Holders of the Company's common stock have no preemptive or other subscription rights.

Common Stock

     As of May 9, 2001, there were 146,087,416 shares of the Company's common stock outstanding.

     The holders of the Company's common stock are entitled to one vote per share on all matters submitted to a vote of the shareholders. Holders of the Company's common stock do not have cumulative voting rights. Therefore, holders of more than 50% of the shares of the Company's common stock are able to elect all directors eligible for election each year. The holders of common stock are entitled to dividends and other distributions out of assets legally available if and when declared by the Company's Board of Directors. Upon the Company's liquidation, dissolution or winding up, the holders of the Company's common stock are entitled to share pro rata in the distribution of all of the Company's assets remaining available for distribution after satisfaction of all liabilities, including any prior rights of any preferred stock which may be outstanding. There are no redemption or sinking fund provisions applicable to the Company's common stock.

     The transfer agent and registrar for the common stock is Registrar and Transfer Company.

Preferred Stock

     On October 26, 2000, the Company issued 26,000 shares of Series C convertible preferred stock to a select group of institutional investors in a private placement. The stated value of the preferred stock is $1,000 per share, or an aggregate of $26 million, and the purchase price of the preferred stock and the related warrants was an aggregate of $20 million. The preferred stock is convertible into shares of the Company's common stock initially at a rate of $7.56 in stated value per share, which is reduced to $5.672 in stated value per share 91 days after issuance of the preferred stock. At the earlier of 90 days after the issuance of the preferred stock or upon the effective date of the Company's registration statement relating to the common stock issuable on the conversion of the preferred stock, the holders also have the option to convert the stated value of the preferred stock to common stock at an alternative conversion rate starting at 140% and declining to 110% of the average closing price for the 10 trading days preceding the date of the notice of conversion. The conversion price and the alternative conversion price are subject to adjustment based on certain events, including the Company's issuance of shares of common stock, or options or other rights to acquire common stock, at an issuance price lower than the conversion price of the preferred stock, or issuance of convertible securities that have a more favorable price adjustment provision than the preferred stock. The Company will be required to accrete the discount on the preferred stock through equity. However, the accretion will reduce the income available to common shareholders and earnings per shares. The value assigned to the warrants will increase the discount on the preferred stock. The holders of the preferred stock are entitled to receive annual dividends of 4% of the stated value (or 5.2% of the purchase price) payable in either cash or additional shares of preferred stock.

     If certain triggering events occur in respect of the preferred stock, the holders may require the Company to redeem the preferred stock at a price per share equal to 130% of the stated value (or an aggregate of $27.3 million) plus accrued dividends, as long as such redemption is not prohibited under the Company's credit agreement. In addition, during the occurrence of a triggering event, the conversion price per share of the preferred stock would be reduced to 50% of the lowest closing price of the Company's common stock during such period. The triggering events include (i) failure to have the registration statement relating to the common stock issuable on the conversion of the preferred stock declared effective on or prior to 180 days after issuance of the preferred stock or the suspension of the effectiveness of such registration statement, (ii) suspensions in trading of or failure to list the common stock issuable on conversion of the preferred stock, (iii) failure to obtain shareholder approval at least by June 30, 2001 for the issuance of the common stock upon the conversion of the preferred stock and upon the exercise of the warrants, and (iv) certain defaults in payment of or acceleration of the

Company's payment obligations under its credit agreement. The detailed terms of the preferred stock are set forth in the Certificate of Designation relating thereto, which is an attachment to this proxy statement.

     Option to Acquire Additional Preferred Stock. The holders of the preferred stock may provide notice to purchase up to an additional $26 million in stated value of Series C preferred stock and warrants with an initial conversion price of $5.00 per share, for an aggregate purchase price of $20 million, at any time up to ten months following the effective date of the registration statement. The additional Series C preferred stock will have the same preferences, qualifications and rights as the initial Series C preferred stock. If the holders of the preferred stock exercise their option to purchase such additional shares of Series C preferred stock and related warrants, the Company has agreed to register the resale of shares of its common stock issuable upon the conversion of such Series C preferred stock and the exercise of such warrants.

     Other Preferred Stock. Additional series of preferred stock may be created and issued from time to time by the Company's Board of Directors, with such rights and preferences as it may determine. Because of its broad discretion with respect to the creation and issuance of any series of preferred stock without shareholder approval, the Company's Board of Directors could adversely affect the voting power of the Company's common stock. The issuance of preferred stock may also have the effect of delaying, deferring or preventing a change in control of the Company.

Options and Warrants

     As of May 9, 2001 there were:

     o 4,212,057 issued and outstanding warrants to purchase shares of the Company's common stock at a weighted average exercise price of $2.15 per share;

     o warrants issued in connection with the sale of Series C convertible preferred stock to purchase up to 800,000 shares of the Company's common stock at $4.73 per share over the next five years, subject to adjustment; and

     o options held by the Company's employees and others to purchase 30,571,893 shares of the Company's common stock at a weighted average exercise price of $2.28 per share. All of the warrants are currently exercisable. Of the outstanding options, 12,310,992 are now exercisable at a weighted average exercise price of $2.83 per share, and the rest become exercisable at various times over the next three years.

Indemnification

     The Company's bylaws require the Company to indemnify each of its directors and officers to the fullest extent permitted by law. An amendment to such article does not affect the liability of any director for any act or omission occurring prior to the effective time of such amendment.

                              SHAREHOLDER PROPOSALS

     Pursuant to the applicable rules under the Exchange Act, some shareholder proposals may be eligible for inclusion in the Company's 2002 Proxy Statement. Proposals by shareholders intended to be included in the Company's 2002 Proxy Statement must be submitted in writing to the Secretary of the Company no later than January 16, 2002. Shareholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of such securities rules. Proposals by shareholders to be presented at the Company's 2002 Annual Meeting (but not intended to be included in the Company's 2002 Proxy Statement) must be submitted in writing to the Secretary of the Company no earlier than February 15, 2002 but no later than March 17, 2002, in accordance with the Company's bylaws. Otherwise, the proxies named by the Company's Board of Directors may exercise discretionary voting authority with respect to the shareholder proposal, without any discussion of the proposal in the Company's proxy material.

                                  OTHER MATTERS

     Financial Statements. The Company's consolidated financial statements for the year ended December 31, 2000 are included in the Company's 2000 Annual
Report to Shareholders. Copies of the Annual Report are being sent to the Company's shareholders concurrently with the mailing of this Proxy Statement. The Annual Report does not form any part of the material for the solicitation of proxies.

     Other Matters. At the date hereof, there are no other matters which the Board of Directors intends to present or has reason to believe others will present at the Meeting. If other matters come before the Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

     Proxy Solicitation. The expense of solicitation of proxies will be borne by the Company. The Company has retained ADP Investor Communication Services, Inc. to solicit proxies. ADP Investor Communication Services, Inc. has agreed to perform this service for a fee which is not expected to exceed $10,000, plus out-of-pocket expenses. Proxies may also be solicited by certain of the
Company's   directors,   officers  and  other  employees,   without   additional
compensation, personally or by written communication, telephone or other electronic means. The Company is required to request brokers and nominees who hold stock in their name to furnish the Company's proxy material to beneficial owners of the stock and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in so doing.

     The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to shareholders by its authority.


                                               /s/ RICHARD J. SULLIVAN

                                               RICHARD J. SULLIVAN
                                               Secretary

Palm Beach, Florida
May 16, 2001

                                                                       Exhibit A

                         APPLIED DIGITAL SOLUTIONS, INC.
                             AUDIT COMMITTEE CHARTER


AUTHORITY and ORGANIZATION

The Audit Committee is an integral part of the corporate structure. Applied Digital Solutions, Inc.'s control environment is influenced significantly by it's Board of Directors ("the Board") and Audit Committee.

Primary responsibility for the Company's financial reporting and internal operating controls is vested in senior operating management, as overseen by the Board. The Audit Committee is a standing committee of the Board, established to assist it in fulfilling its fiduciary responsibilities.

The Audit Committee shall have unrestricted access to Company personnel documents, and independent public accountants, and will be given the resources necessary to discharge its responsibilities. The Audit Committee will meet on a regular basis and call special meetings, as required.

The Audit Committee will consist of Directors appointed by the Board, all of whom shall be independent of management and free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as an Audit Committee member.

RESPONSIBILITIES

The Audit Committee's responsibility in the area of financial reporting is to provide reasonable assurance that financial disclosures made by management present fairly the company's financial condition, results of operations, plans and long-term commitments.

The Audit Committee's responsibility in the area of internal controls is to ensure that internal controls are designed to provide reasonable assurance that assets are safeguarded and transactions are authorized and properly recorded. Such controls permit the preparation of fairly presented financial reports and help fulfill the responsibility for stewardship of corporate assets.

The Audit Committee's responsibility in the area of corporate governance is to provide reasonable assurance that the Company is in substantial compliance with pertinent laws and regulations, is conducting its affairs ethically, and is maintaining effective controls against employee conflicts of interest and fraud.

To accomplish these responsibilities, the Audit Committee will:

o Review significant accounting policies, policy decisions and changes, along with significant accounting, reporting or operational issues.

o    Review  different  aspects of the company on a regular basis,  to ensure an
     understanding   of  the   Company's   operations,   lines-of-business   and
     significant products.

o Review corporate policies and significant instances of the lack of compliance with laws and regulations, ethics, conflict of interest and the investigation of misconduct or fraud.

o The outside auditors are ultimately accountable to the board of directors and the audit committee. The board of directors and the audit committee have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the outside auditors.

o Review the annual audit plan and the report of the independent public accountants.

o Review the annual internal audit plan and the reports of the Internal Audit function.

o Meet privately with and have unrestricted access to the Director of Internal Audit and the outside auditors.

o The audit committee is responsible for ensuring receipt from the outside auditors of formal communications required by ISB Standard No. 1. They are also responsible for discussing with the auditor any disclosure relationships or services that may impact objectivity and independence and taking, or recommending the full board taking appropriate action, if necessary, to ensure independence of the outside auditors.

o The outside auditors are responsible for communicating the quality, not just the acceptability, and clarity of the company's accounting procedures and their disclosures. This will include the degree of aggressiveness or conservatism of accounting principles and underlining estimates and other significant financial reporting decisions made by management and reviewed by the outside auditors.

o The audit committee will prepare an annual letter that will be included in the annual report and the Form 10-K stating that management has reviewed the audited financial statements with the audit committee and the outside auditors have discussed with them their judgments of the financial statements. The letter will also disclose that the audit committee has discussed the above among themselves, without others present. As a result of these discussions, the audit committee, in reliance on review with management and discussions with the outside auditors, believes the financials are fairly stated in accordance with GAAP.

o The outside auditors will review each quarterly report and report their opinions to the audit committee via a telephone conference call, prior to the company filing each quarterly Form 10Q.

                                                                       Exhibit B


                         APPLIED DIGITAL SOLUTIONS, INC.

                            1999 FLEXIBLE STOCK PLAN
                     (As Amended Through September 1, 2000)

                         APPLIED DIGITAL SOLUTIONS, INC.
                            1999 FLEXIBLE STOCK PLAN
                     (As Amended Through September 1, 2000)
                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

1. NAME AND PURPOSE..........................................................B-1
     1.1. Name...............................................................B-1
     1.2. Purpose............................................................B-1
2. DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION............................B-1
     2.1. General Definitions................................................B-1
         2.1.1. Affiliate....................................................B-1
         2.1.2. Agreement....................................................B-1
         2.1.3. Benefit......................................................B-1
         2.1.4. Board........................................................B-1
         2.1.5. Cash Award...................................................B-1
         2.1.6. Change of Control............................................B-1
         2.1.7. Code.........................................................B-2
         2.1.8. Company......................................................B-2
         2.1.9. Committee....................................................B-2
         2.1.10. Common Stock................................................B-2
         2.1.11. Effective Date..............................................B-2
         2.1.12. Employee....................................................B-2
         2.1.13. Employer....................................................B-2
         2.1.14. Exchange Act................................................B-2
         2.1.15. Fair Market Value...........................................B-3
         2.1.16. Fiscal Year.................................................B-3
         2.1.17. ISO.........................................................B-3
         2.1.18. NQSO........................................................B-3
         2.1.19. Option......................................................B-3
         2.1.20. Other Stock Based Award.....................................B-3
         2.1.21. Parent......................................................B-3
         2.1.22. Participant.................................................B-3
         2.1.23. Performance Based Compensation..............................B-3
         2.1.24. Performance Share...........................................B-3
         2.1.25. Plan........................................................B-3
         2.1.26. Reload Option...............................................B-3
         2.1.27. Restricted Stock............................................B-3
         2.1.28. Rule 16b-3..................................................B-3
         2.1.29. SEC.........................................................B-3
         2.1.30. Share.......................................................B-3
         2.1.31. SAR.........................................................B-3
         2.1.32. Subsidiary..................................................B-4
     2.2. Other Definitions..................................................B-4
     2.3. Conflicts..........................................................B-4
3. COMMON STOCK .............................................................B-4
     3.1. Number of Shares...................................................B-4
     3.2. Reusage............................................................B-4
     3.3. Adjustments........................................................B-4
4. ELIGIBILITY    ...........................................................B-4
     4.1. Determined By Committee............................................B-4
5. ADMINISTRATION............................................................B-4
     5.1. Committee..........................................................B-4
     5.2. Authority..........................................................B-5
     5.3. Delegation.........................................................B-5
     5.4. Determination......................................................B-5
6. AMENDMENT.................................................................B-5
     6.1. Power of Board.....................................................B-5
     6.2. Limitation.........................................................B-5
7. TERM AND TERMINATION......................................................B-5

     7.1. Term...............................................................B-5
     7.2. Termination........................................................B-5
8. MODIFICATION OR TERMINATION OF BENEFITS...................................B-6
     8.1. General............................................................B-6
     8.2. Committee's Right..................................................B-6
9. CHANGE OF CONTROL.........................................................B-6
     9.1. Vesting and Payment................................................B-6
     9.2. Other Action.......................................................B-6
10. AGREEMENTS AND CERTAIN BENEFITS..........................................B-6
     10.1. Grant Evidenced by Agreement......................................B-6
     10.2. Provisions of Agreement...........................................B-6
     10.3. Transferability...................................................B-7
11. REPLACEMENT AND TANDEM AWARDS............................................B-7
     11.1. Replacement.......................................................B-7
     11.2. Tandem Awards.....................................................B-7
12. PAYMENT, DIVIDENDS, DEFERRAL AND WITHHOLDING.............................B-7
     12.1. Payment...........................................................B-7
     12.2. Dividend Equivalents..............................................B-7
     12.3. Deferral..........................................................B-7
     12.4. Withholding.......................................................B-7
13. OPTIONS       ...........................................................B-7
     13.1. Types of Options..................................................B-7
     13.2. Grant of ISOs and Option Price....................................B-7
     13.3. Other Requirements for ISOs.......................................B-7
     13.4. NQSOs.............................................................B-8
     13.5. Determination by Committee........................................B-8
14. SARS          ...........................................................B-8
     14.1. Grant and Payment.................................................B-8
     14.2. Grant of Tandem Award.............................................B-8
     14.3. ISO Tandem Award..................................................B-8
     14.4. Payment of Award..................................................B-8
15. ANNUAL LIMITATIONS.......................................................B-8
     15.1. Limitation on Options and SARs....................................B-8
     15.2. Computations......................................................B-8
16. RESTRICTED STOCK AND PERFORMANCE SHARES..................................B-8
     16.1. Restricted Stock..................................................B-8
     16.2. Cost of Restricted Stock..........................................B-8
     16.3. Non-Transferability...............................................B-8
     16.4. Performance Shares................................................B-8
     16.5. Grant.............................................................B-9
17. CASH AWARDS..............................................................B-9
     17.1. Grant.............................................................B-9
     17.2. Rule 16b-3........................................................B-9
     17.3. Restrictions......................................................B-9
18. OTHER STOCK BASED AWARDS AND OTHER BENEFITS..............................B-9
     18.1. Other Stock Based Awards..........................................B-9
     18.2. Other Benefits....................................................B-9
19. MISCELLANEOUS PROVISIONS.................................................B-9
     19.1. Underscored References............................................B-9
     19.2. Number and Gender.................................................B-9
     19.3. Unfunded Status of Plan...........................................B-9
     19.4. Termination of Employment.........................................B-9
     19.5. Designation of Beneficiary........................................B-9
     19.6. Governing Law....................................................B-10
     19.7. Purchase for Investment..........................................B-10
     19.8. No Employment Contract...........................................B-10
     19.9. No Effect on Other Benefits......................................B-10

                         APPLIED DIGITAL SOLUTIONS, INC.

                            1999 FLEXIBLE STOCK PLAN
                     (As Amended Through September 1, 2000)


1.       NAME AND PURPOSE

     1.1.     Name.

         The name of this Plan is the "Applied Digital Solutions, Inc. 1999 Flexible Stock Plan."

     1.2.     Purpose.

         The Company has established this Plan to attract, retain, motivate and reward Employees and other individuals, to encourage ownership of the Company's Common Stock by Employees and other individuals, and to promote and further the best interests of the Company by granting cash and other awards. This Plan is intended to be "Broadly Based" (as such term is used for purposes of rules promulgated by The National Association of Securities Dealers).

2.       DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION

     2.1.     General Definitions.

         The following words and phrases, when used in the Plan, unless otherwise specifically defined or unless the context clearly otherwise requires, shall have the following respective meanings:

     2.1.1.   Affiliate.

              A Parent or Subsidiary of the Company.

     2.1.2.   Agreement.

              The document which evidences the grant of any Benefit under the Plan and which sets forth the Benefit and the terms, conditions and provisions of, and restrictions relating to, such Benefit.

     2.1.3.   Benefit.

              Any benefit granted to a Participant under the Plan.

     2.1.4.   Board.

              The Board of Directors of the Company.

     2.1.5.   Cash Award.

              A Benefit payable in the form of cash.

     2.1.6.   Change of Control.

              The occurrence of any of the following:

               (a) An acquisition of any Common Stock or other voting securities of the Company entitled to vote generally for the election of directors (the "Voting Securities") by any "Person" or "Group" (as each such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person or Group, as the case may be, has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 20% of the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a Change of Control has occurred, shares of Common Stock or Voting Securities that are acquired in a Non-Control Acquisition (as defined below) shall not constitute an acquisition which would cause a Change of Control. A "Non-Control Acquisition" shall mean an acquisition by (i) the Company, (ii) any Subsidiary or
          (ii) any employee benefit plan maintained by the Company or any Subsidiary, including a trust forming part of any such plan (an "Employee Benefit Plan");

               (b) When, during any 2-year period, individuals who, at the beginning of the 2-year period, constitute the Board (the "Incumbent Board"), cease for any reason to constitute at least 50% of the members of the Board; provided, however, that (i) if the election or nomination for election by the Company's shareholders of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes hereof, be deemed to be a member of the Incumbent Board; and (ii) no individual shall be deemed to be a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person or Group other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest;

               (c) The consummation of:

              (i) a merger, consolidation or reorganization involving the Company or any Subsidiary, unless the merger, consolidation or reorganization is a Non-Control Transaction. A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company or any Subsidiary where:

                  (A) the shareholders of the Company  immediately  prior to the merger, consolidation or reorganization own, directly or indirectly, immediately following such merger, consolidation or reorganization, at least 50% of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization (the "Surviving
              Corporation") in substantially the same proportion as their ownership of the Common Stock or Voting Securities, as the case may be, immediately prior to the merger, consolidation or reorganization,

                  (B) the  individuals  who were members of the Incumbent  Board immediately prior to the execution of the agreement providing for the merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially owning, directly or indirectly, a majority of the voting securities of the Surviving Corporation, and

                  (C) no Person or Group,  other than (1) the  Company,  (2) any
              Subsidiary, (3) any Employee Benefit Plan or (4) any other Person or Group who, immediately prior to the merger, consolidation or reorganization, had Beneficial Ownership of not less than 20% of the then outstanding Voting Securities or Common Stock, has Beneficial Ownership of 20% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities or common stock;

              (ii)A complete liquidation or dissolution of the Company; or

              (iii) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

         Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred solely because any Person or Group (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities or Common Stock of the Company as a result of an acquisition of Voting Securities or Common Stock by the Company which, by reducing the number of shares of Voting Securities or Common Stock then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change of Control would have occurred (but for the operation of this sentence) as a result of the acquisition of Voting Securities or Common Stock by the Company, and after such acquisition by the Company, the Subject Person becomes the beneficial owner of any additional shares of Voting Securities or Common Stock, which increases the percentage of the then outstanding shares of Voting Securities or Common Stock beneficially owned by the Subject Person, then a Change of Control shall be deemed to have occurred.

     2.1.7.   Code.

              The Internal Revenue Code of 1986, as amended. Any reference to the Code includes the regulations promulgated pursuant to the Code.

     2.1.8.   Company.

              Applied Digital Solutions, Inc.

     2.1.9.   Committee.

              The Committee described in Section 5.1.

     2.1.10.  Common Stock.

              The Company's common stock which presently has a par value of $.001 per Share.

     2.1.11.  Effective Date.

              The date that the Plan is approved by the shareholders of the Company which must occur within one year before or after approval by the Board. Any grants of Benefits prior to the approval by the shareholders of the Company shall be void if such approval is not obtained.

     2.1.12.  Employee.

              Any person employed by the Employer.

     2.1.13.  Employer.

              The Company and all Affiliates.

     2.1.14.  Exchange Act.

              The Securities Exchange Act of 1934, as amended.

     2.1.15.  Fair Market Value.

              The closing price of Shares on the Nasdaq National Market on a given date, or, in the absence of sales on a given date, the closing price on the Nasdaq National Market on the last day on which a sale occurred prior to such date.

     2.1.16.  Fiscal Year.

              The taxable year of the Company which is the calendar year.

     2.1.17.  ISO.

              An Incentive Stock Option as defined in Section 422 of the Code.

     2.1.18.  NQSO.

              A non-qualified stock Option, which is an Option that does not qualify as an ISO.

     2.1.19.  Option.

              An option to purchase Shares granted under the Plan.

     2.1.20.  Other Stock Based Award.

              An award under Section 18 that is valued in whole or in part by reference to, or otherwise based on, Common Stock.

     2.1.21.  Parent.

              Any corporation (other than the Company or a Subsidiary) in an unbroken chain of corporations ending with the Company, if, at the time of the grant of an Option or other Benefit, each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     2.1.22.  Participant.

              An individual who is granted a Benefit under the Plan. Benefits may be granted only to Employees, members of the Board, employees and owners of entities which are not Affiliates but which have a direct or indirect ownership interest in an Employer or in which an Employer has a direct or indirect ownership interest, individuals who, and employees and owners of entities which, are customers and suppliers of an Employer, individuals who, and employees and owners of entities which, render services to an Employer, and individuals who, and employees and owners of entities, which have ownership or business affiliations with any individual or entity previously described.

     2.1.23.  Performance Based Compensation.

              Compensation which meets the requirements of Section 162(m)(4)(C) of the Code.

     2.1.24.  Performance Share.

              A Share awarded to a Participant under Section 16 of the Plan.

     2.1.25.  Plan.

               The Applied Digital Solutions, Inc. 1999 Flexible Stock Plan and all amendments and supplements to it.

     2.1.26.  Reload Option.

              An Option to purchase the number of Shares used by a Participant to exercise an Option and to satisfy any withholding requirement incident to the exercise of such Option.

     2.1.27.  Restricted Stock.

              Shares issued under Section 15 of the Plan.

     2.1.28.  Rule 16b-3.

              Rule 16b-3 promulgated by the SEC, as amended, or any successor rule in effect from time to time.

     2.1.29.  SEC.

              The Securities and Exchange Commission.

     2.1.30.  Share.

              A share of Common Stock.

     2.1.31.  SAR.

              A stock appreciation right, which is the right to receive an amount equal to the appreciation, if any, in the Fair Market Value of a Share from the date of the grant of the right to the date of its payment.

     2.1.32.  Subsidiary.

              Any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of grant of an Option or other Benefit, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     2.2.     Other Definitions.

         In addition to the above definitions, certain words and phrases used in the Plan and any Agreement may be defined in other portions of the Plan or in such Agreement.

     2.3.     Conflicts.

         In the case of any conflict in the terms of the Plan relating to a Benefit, the provisions in the section of the Plan which specifically grants such Benefit shall control those in a different section. In the case of any conflict between the terms of the Plan relating to a Benefit and the terms of an Agreement relating to a Benefit, the terms of the Plan shall control.

3.       COMMON STOCK

     3.1.     Number of Shares.

         The number of Shares which may be issued or sold or for which Options, SARs or Performance Shares may be granted under the Plan shall be 17,000,000 Shares, plus an annual increase, effective as of the first day of each calendar year, commencing with 2001, equal to 10% of the number of outstanding Shares as of the first day of such calendar year, but in no event more than 30,000,000 Shares in the aggregate. Such Shares may be authorized but unissued Shares, Shares held in the treasury, or both. The full number of Shares available may be used for any type of Option or other Benefit; provided, however, that the number of Shares that may be issued under ISOs shall not exceed 15,000,000.

     3.2.     Reusage.

         If an Option or SAR expires or is terminated, surrendered, or canceled without having been fully exercised, if Restricted Shares or Performance Shares are forfeited, or if any other grant results in any Shares not being issued, the Shares covered by such Option or SAR, grant of Restricted Shares, Performance Shares or other grant, as the case may be, shall again be available for use under the Plan. Any Shares which are used as full or partial payment to the Company upon exercise of an Option or for any other Benefit that requires a payment to the Company shall be available for purposes of the Plan.

     3.3.     Adjustments.

         If there is any change in the Common Stock of the Company by reason of any stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, or otherwise, the number of SARs and number and class of shares available for Options and grants of Restricted Stock, Performance Shares and Other Stock Based Awards and the number of Shares subject to outstanding Options, SARs, grants of Restricted Stock which are not vested, grants of Performance Shares which are not vested, and Other Stock Based Awards, and the price thereof, as applicable, shall be appropriately adjusted by the Committee.

4.       ELIGIBILITY

     4.1.     Determined By Committee.

         The Participants and the Benefits they receive under the Plan shall be determined solely by the Committee. In making its determinations, the Committee shall consider past, present and expected future contributions of Participants and potential Participants to the Employer, including, without limitation, the performance of, or the refraining from the performance of, services. Unless specifically provided otherwise herein, all determinations of the Committee in connection with the Plan or an Agreement shall be made in its sole discretion.

5.       ADMINISTRATION

     5.1.     Committee.

         The Plan shall be administered by the Committee. The Committee shall consist of the Board, unless the Board appoints a Committee of two or more but less than all of the Board. If the Committee does not include the entire Board, it shall serve at the pleasure of the Board, which may from time to time appoint members in substitution for members previously appointed and fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee made at a meeting at which a quorum is present shall be made by a majority of its members present at the meeting. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

     5.2.     Authority.

         Subject  to  the  terms  of  the  Plan,   the   Committee   shall  have
discretionary authority to:

               (a) determine the individuals to whom Benefits are granted, the type and amounts of Benefits to be granted and the date of issuance and duration of all such grants;

               (b) determine the terms, conditions and provisions of, and restrictions relating to, each Benefit granted;

               (c) interpret and construe the Plan and all Agreements;

               (d) prescribe, amend and rescind rules and regulations relating to the Plan;

               (e) determine the content and form of all Agreements;

               (f) determine all questions relating to Benefits under the Plan;

               (g) maintain accounts, records and ledgers relating to Benefits;

               (h) maintain records concerning its decisions and proceedings;

               (i) employ agents, attorneys, accountants or other persons for such purposes as the Committee considers necessary or desirable;

               (j) take, at any time, any action described in Section 9.1 or permitted by Section 9.2(a), irrespective of whether any Change of Control has occurred or is imminent;

               (k) determine, except to the extent otherwise provided in the Plan, whether and the extent to which Benefits under the Plan will be structured to conform to the requirements applicable to Performance-Based Compensation, and to take such action, establish such procedures, and impose such restrictions at the time such Benefits are granted as the Committee determines to be necessary or appropriate to conform to such requirements; and

               (l) do and perform all acts which it may deem necessary or appropriate for the administration of the Plan and carry out the purposes of the Plan.

     5.3.     Delegation.

         Except as required by Rule 16b-3 with respect to grants of Options, Stock Appreciation Awards, Performance Shares, Other Stock Based Awards, or other Benefits to individuals who are subject to Section 16 of the Exchange Act or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Committee may delegate all or any part of its authority under the Plan to any Employee, Employees or committee.

     5.4.     Determination.

         All determinations of the Committee shall be final.

6.       AMENDMENT

     6.1.     Power of Board.

         Except as hereinafter provided, the Board shall have the sole right and power to amend the Plan at any time and from time to time.

     6.2.     Limitation.

         The Board may not amend the Plan, without approval of the shareholders of the Company:

               (a) in a manner which would cause Options which are intended to qualify as ISOs to fail to qualify;

               (b) in a manner which would cause the Plan to fail to meet the requirements of Rule 16b-3; or

               (c) in a manner which would violate applicable law.

7.       TERM AND TERMINATION

     7.1.     Term.

         The Plan shall commence as of the Effective Date and, subject to the terms of the Plan, including those requiring approval by the shareholders of the Company and those limiting the period over which ISOs or any other Benefits may be granted, shall continue in full force and effect until terminated.

     7.2.     Termination.

         The Plan may be terminated at any time by the Board.

8.       MODIFICATION OR TERMINATION OF BENEFITS

     8.1.     General.

         Subject to the provisions of Section 8.2, the amendment or termination of the Plan shall not adversely affect a Participant's right to any Benefit granted prior to such amendment or termination.

     8.2.     Committee's Right.

         Any Benefit granted may be converted, modified, forfeited or canceled, in whole or in part, by the Committee if and to the extent permitted in the Plan or applicable Agreement or with the consent of the Participant to whom such Benefit was granted. Except as may be provided in an Agreement, the Committee may, in its sole discretion, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Benefit.

9.       CHANGE OF CONTROL

     9.1.     Vesting and Payment.

         In the event of a Change of Control:

               (a) all outstanding Options shall become fully exercisable, except to the extent that the right to exercise the Option is subject to restrictions established in connection with an SAR that is issued in tandem with the Option;

               (b) all outstanding SARs shall become immediately payable, except to the extent that the right to exercise the SAR is subject to restrictions established in connection with an Option that is issued in tandem with the SAR;

               (c) all Shares of Restricted Stock shall become fully vested;

               (d) all Performance Shares shall be deemed to be fully earned and shall be paid out in such manner as determined by the Committee; and

               (e) all Cash Awards, Other Stock Based Awards and other Benefits shall become fully vested and/or earned and paid out in such manner as determined by the Committee.

     9.2.     Other Action.

         In the event of a Change of Control, the Committee, in its sole discretion, may, in addition to the provisions of Section 9.1 above and to the extent not inconsistent therewith:

               (a) provide for the purchase of any Benefit for an amount of cash equal to the amount which could have been attained upon the exercise or realization of such Benefit;

               (b) make such adjustment to the Benefits then outstanding as the Committee deems appropriate to reflect such transaction or change; and/or

               (c) cause the Benefits then outstanding to be assumed, or new Benefits substituted therefor, by the surviving corporation in such change.

10.      AGREEMENTS AND CERTAIN BENEFITS

     10.1.    Grant Evidenced by Agreement.

         The grant of any Benefit under the Plan may be evidenced by an Agreement which shall describe the specific Benefit granted and the terms and conditions of the Benefit. The granting of any Benefit shall be subject to, and conditioned upon, the recipient's execution of any Agreement required by the Committee. Except as otherwise provided in an Agreement, all capitalized terms used in the Agreement shall have the same meaning as in the Plan, and the Agreement shall be subject to all of the terms of the Plan.

     10.2.    Provisions of Agreement.

         Each Agreement shall contain such provisions that the Committee shall determine to be necessary, desirable and appropriate for the Benefit granted which may include, but not necessarily be limited to, the following with respect to any Benefit: description of the type of Benefit; the Benefit's duration; its transferability; if an Option, the exercise price, the exercise period and the person or persons who may exercise the Option; the effect upon such Benefit of the Participant's death, disability, changes of duties or termination of employment; the Benefit's conditions; when, if, and how any Benefit may be forfeited, converted into another Benefit, modified, exchanged for another Benefit, or replaced; and the restrictions on any Shares purchased or granted under the Plan.

     10.3.    Transferability.

         Unless otherwise specified in an Agreement or permitted by the Committee, each Benefit granted shall be not transferable other than by will or the laws of descent and distribution and shall be exercisable during a Participant's lifetime only by him.

11.      REPLACEMENT AND TANDEM AWARDS

     11.1.    Replacement.

         The Committee may permit a Participant to elect to surrender a Benefit in exchange for a new Benefit.

     11.2.    Tandem Awards.

         Awards may be granted by the Committee in tandem. However, no Benefit may be granted in tandem with an ISO except SARs.

12.      PAYMENT, DIVIDENDS, DEFERRAL AND WITHHOLDING

     12.1.    Payment.

         Upon the exercise of an Option or in the case of any other Benefit that requires a payment by a Participant to the Company, the amount due the Company is to be paid:

               (a) in cash, including by means of a so-called "cashless exercise" of an Option;

               (b) by the surrender of all or part of a Benefit (including the Benefit being exercised);

               (c) by the tender to the Company of Shares owned by the optionee and registered in his name having a Fair Market Value equal to the amount due to the Company;

               (d) in other property, rights and credits deemed acceptable by the Committee, including the Participant's promissory note;

               (e) by any combination of the payment  methods  specified in (a),
          (b), (c) and (d) above.

         Notwithstanding, the foregoing, any method of payment other than (a) may be used only with the consent of the Committee or if and to the extent so provided in an Agreement. The proceeds of the sale of Shares purchased pursuant to an Option and any payment to the Company for other Benefits shall be added to the general funds of the Company or to the Shares held in treasury, as the case may be, and used for the corporate purposes of the Company as the Board shall determine.

     12.2.    Dividend Equivalents.

         Grants of Benefits in Shares or Share equivalents may include dividend equivalent payments or dividend credit rights.

     12.3.    Deferral.

         The right to receive any Benefit under the Plan may, at the request of the Participant, be deferred for such period and upon such terms as the Committee shall determine, which may include crediting of interest on deferrals of cash and crediting of dividends on deferrals denominated in Shares.

     12.4.    Withholding.

         The Company may, at the time any distribution is made under the Plan, whether in cash or in Shares, or at the time any Option is exercised, withhold from such distribution or Shares issuable upon the exercise of an Option, any amount necessary to satisfy federal, state and local income and/or other tax withholding requirements with respect to such distribution or exercise of such Options. The Committee or the Company may require a participant to tender to the Company cash and/or Shares in the amount necessary to comply with any such withholding requirements.

13.      OPTIONS

     13.1.    Types of Options.

         It is intended that both ISOs and NQSOs, which may be Reload Options, may be granted by the Committee under the Plan.

     13.2.    Grant of ISOs and Option Price.

         Each ISO must be granted to an Employee and granted within ten years from the earlier of the date of adoption by the Board or the Effective Date. The purchase price for Shares under any ISO shall be no less than the Fair Market Value of the Shares at the time the Option is granted.

     13.3.    Other Requirements for ISOs.

         The terms of each Option which is intended to qualify as an ISO shall meet all requirements of Section 422 of the Code.

     13.4.    NQSOs.

         The terms of each NQSO shall provide that such Option will not be treated as an ISO. The purchase price for Shares under any NQSO shall be no less than 85% of the Fair Market Value of the Shares at the time the Option is granted.

     13.5.    Determination by Committee.

         Except as otherwise provided in Section 13.2 through Section 13.4, the terms of all Options shall be determined by the Committee.

14.      SARS

     14.1.    Grant and Payment.

         The Committee may grant SARs. Upon electing to receive payment of a SAR, a Participant shall receive payment in cash, in Shares, or in any combination of cash and Shares, as the Committee shall determine.

     14.2.    Grant of Tandem Award.

         The Committee may grant SARs in tandem with an Option, in which case: the exercise of the Option shall cause a correlative reduction in SARs standing to a Participant's credit which were granted in tandem with the Option; and the payment of SARs shall cause a correlative reduction of the Shares under such Option.

     14.3.    ISO Tandem Award.

         When SARs are granted in tandem with an ISO, the SARs shall have such terms and conditions as shall be required for the ISO to qualify as an ISO.

     14.4.    Payment of Award.

         SARs shall be paid by the Company to a Participant, to the extent payment is elected by the Participant (and is otherwise due and payable), as soon as practicable after the date on which such election is made.


15.      ANNUAL LIMITATIONS

     15.1.    Limitation on Options and SARs.

         The number of (a) Shares covered by Options where the purchase price is no less than the Fair Market Value of the Shares on the date of grant plus (b) SARs which may be granted to any Participant in any Fiscal Year shall not exceed 5,000,000.

     15.2.    Computations.

         For purposes of Section 15.1: Shares covered by an Option that is canceled shall count against the maximum, and, if the exercise price under an Option is reduced, the transaction shall be treated as a cancellation of the Option and a grant of a new Option; and SARs covered by a grant of SARs that is canceled shall count against the maximum, and, if the Fair Market Value of a Share on which the appreciation under a grant of SARs will be calculated is reduced, the transaction will be treated as a cancellation of the SARs and the grant of a new grant of SARs.


16.      RESTRICTED STOCK AND PERFORMANCE SHARES

     16.1.    Restricted Stock.

         The Committee may grant Benefits in Shares available under Section 3 of the Plan as Restricted Stock. Shares of Restricted Stock shall be issued and delivered at the time of the grant or as otherwise determined by the Committee, but shall be subject to forfeiture until provided otherwise in the applicable Agreement or the Plan. Each certificate representing Shares of Restricted Stock shall bear a legend referring to the Plan and the risk of forfeiture of the Shares and stating that such Shares are nontransferable until all restrictions have been satisfied and the legend has been removed. At the discretion of the Committee, the grantee may or may not be entitled to full voting and dividend rights with respect to all shares of Restricted Stock from the date of grant.

     16.2.    Cost of Restricted Stock.

         Unless otherwise determined by the Committee, grants of Shares of Restricted Stock shall be made at a per Share cost to the Participant equal to par value.

     16.3.    Non-Transferability.

         Shares of Restricted Stock shall not be transferable until after the removal of the legend with respect to such Shares.

     16.4.    Performance Shares.

         Performance Shares are the right of an individual to whom a grant of such Shares is made to receive Shares or cash equal to the Fair Market Value of such Shares at a future date in accordance with the terms and conditions of such grant. The terms and conditions shall be determined by the Committee, in its sole discretion, but generally are expected to be based substantially upon the attainment of targeted profit and/or performance objectives.

     16.5.    Grant.

         The Committee may grant an award of Performance Shares. The number of Performance Shares and the terms and conditions of the grant shall be set forth in the applicable Agreement.


17.      CASH AWARDS

     17.1.    Grant.

         The Committee may grant Cash Awards at such times and (subject to Section 17.2) in such amounts as it deems appropriate.

     17.2.    Rule 16b-3.

         The amount of any Cash Award in any Fiscal Year to any Participant who is subject to Section 16 of the Exchange Act shall not exceed the greater of $100,000 or 100% of his cash compensation (excluding any Cash Award under this Section 17) for such Fiscal Year.

     17.3.    Restrictions.

         Cash Awards may be subject or not subject to conditions (such as an investment requirement), restricted or nonrestricted, vested or subject to forfeiture and may be payable currently or in the future or both.


18.      OTHER STOCK BASED AWARDS AND OTHER BENEFITS

     18.1.    Other Stock Based Awards.

         The Committee shall have the right to grant Other Stock Based Awards which may include, without limitation, the grant of Shares based on certain conditions, the payment of cash based on the performance of the Common Stock, and the grant of securities convertible into Shares.

     18.2.    Other Benefits.

         The Committee shall have the right to provide types of Benefits under the Plan in addition to those specifically listed, if the Committee believes that such Benefits would further the purposes for which the Plan was established.


19.      MISCELLANEOUS PROVISIONS

     19.1.    Underscored References.

         The underscored references contained in the Plan are included only for convenience, and they shall not be construed as a part of the Plan or in any respect affecting or modifying its provisions.

     19.2.    Number and Gender.

         The masculine and neuter, wherever used in the Plan, shall refer to either the masculine, neuter or feminine; and, unless the context otherwise requires, the singular shall include the plural and the plural the singular.

     19.3.    Unfunded Status of Plan.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made to a Participant by the Company, nothing contained herein shall give any rights that are greater than those of a general creditor of the Company. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments hereunder consistent with the foregoing.

     19.4.    Termination of Employment.

         If the employment of a Participant by the Company terminates for any reason, except as otherwise provided in an Agreement, all unexercised, deferred, and unpaid Benefits may be exercisable or paid only in accordance with rules established by the Committee. These rules may provide, as the Committee may deem appropriate, for the expiration, forfeiture, continuation, or acceleration of the vesting of all or part of the Benefits.

     19.5.    Designation of Beneficiary.

         A Participant may file with the Committee a written designation of a beneficiary or beneficiaries (subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries as the Committee may from time to time prescribe) to exercise, in the event of the death of the Participant, an Option, or to receive, in such event, any Benefits. The Committee reserves the right to review and approve beneficiary designations. A Participant may from time to time revoke or change any such designation of beneficiary and any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee shall be in doubt as to the right of any such beneficiary to exercise any Option or to receive any Benefit, the Committee may determine to recognize only an exercise by the legal representative of the recipient, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

     19.6.    Governing Law.

         This Plan shall be construed and administered in accordance with the laws of the State of Missouri.

     19.7.    Purchase for Investment.

         The Committee may require each person purchasing Shares pursuant to an Option or other award under the Plan to represent to and agree with the Company in writing that such person is acquiring the Shares for investment and without a view to distribution or resale. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under all applicable laws, rules and regulations, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

     19.8.    No Employment Contract.

         Neither the adoption of the Plan nor any Benefit granted hereunder shall confer upon any Employee any right to continued employment nor shall the Plan or any Benefit interfere in any way with the right of the Employer to terminate the employment of any of its Employees at any time.

     19.9.    No Effect on Other Benefits.

         The receipt of Benefits under the Plan shall have no effect on any benefits to which a Participant may be entitled from the Employer, under another plan or otherwise, or preclude a Participant from receiving any such benefits.

                                                                       Exhibit C

                  CERTIFICATE OF DESIGNATION OF PREFERENCES OF
                      SERIES C CONVERTIBLE PREFERRED STOCK
                       OF APPLIED DIGITAL SOLUTIONS, INC.
                             a Missouri corporation

     Garrett A. Sullivan hereby certifies that:

     A. He is the President of Applied Digital Solutions, Inc. (the "Company"), a Missouri corporation.

     B. Pursuant to the authority vested in the Board of Directors of the Company given by Article Three of the Company's Second Restated Articles of Incorporation, as amended as of September 5, 2000, the Board of Directors of the Company has duly adopted the following resolutions:

     NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issue of a series of Preferred Stock of the corporation consisting of one hundred thousand (100,000) shares designated as "Series C Convertible Preferred Stock," and does hereby fix the preferences, qualifications, limitations, restrictions and special or relative rights relating to said Series C Convertible Preferred Stock as follows:

     (1) Designation; Voting Rights.

         (a) The series of preferred stock established hereby shall be designated the "Series C Convertible Preferred Stock," which series shall herein be referred to as the "Series C-1 Preferred Shares" or the "Series C-2 Preferred Shares", as the case may be, (collectively, the "Series C Preferred Shares") and the authorized number of Series C Preferred Shares shall be 100,000. Except as expressly provided herein, each of the Series C-1 Preferred Shares and the Series C-2 Preferred Shares shall have the same preferences, qualifications, limitations, restrictions and special or relative rights. The stated value per Series C Preferred Share shall be $1,000 (the "Stated Value").

         (b) The holders of the outstanding Series C Preferred Shares (collectively, the "Holders" and each a "Holder") shall have no voting rights with respect to the Series C Preferred Shares, except as required by law, including but not limited to The General and Business Corporation Law of Missouri, and as expressly provided in this Certificate of Designation.

     (2) Holder's Conversion of Series C Preferred Shares. A Holder shall have the right, at such Holder's option, to convert the Series C Preferred Shares into shares of the Company's common stock, $.001 par value per share (the "Common Stock") (as converted, the "Conversion Shares"), on the following terms and conditions:

         (a) Conversion Right. (i) Subject to the provisions of Section 3(g) below and the restrictions identified herein, any Holder shall be entitled to convert at any time or from time to time on or after the initial date the first Series C Preferred Shares are issued (the "Initial Issuance Date") any or all of such Holder's Series C Preferred Shares into fully paid and nonassessable shares (rounded to the nearest whole share in accordance with Section 2(d) below) of Common Stock, at the Conversion Rate (as defined below).

              (ii)In addition to the conversion rights set forth in Section 2(a)(i), at any time beginning at the earlier of (A) 90 days from the Initial Issuance Date and (B) the effectiveness of the Initial Registration Statement (as defined below), and if applicable, (A) 90 days from the Additional Closing Date (as defined below), and (B) the effectiveness of the Additional Registration Statement (as defined below) any Holder of Series C Preferred Shares shall be entitled to convert any or all of such Holder's Series C Preferred Shares into fully paid and nonassessable shares (rounded to the nearest whole share in accordance with Section 2(d) below) of Common Stock at either the Conversion Rate or the Alternate Conversion Rate (as defined below); provided, however, that such Holder's right to convert:

              (x) any then outstanding Series C-1 Preferred Shares pursuant to this Section 2(a)(ii) at the Alternate Conversion Rate shall not apply if, after the Initial Registration Statement is declared effective, the Closing Price (as defined below) of the Company's Common Stock is equal to or greater than 200% of the Conversion Price for such Series C-1 Preferred Shares, for 20 out of any 30 consecutive trading days and the Initial Registration Statement has remained effective at all times during and through the end of such 30 consecutive trading day period; and

              (y) any then outstanding Series C-2 Preferred Shares pursuant to this Section 2(a)(ii) at the Alternate Conversion Rate shall not apply if, after the Initial Registration Statement is declared effective, and if applicable, the Additional Registration Statement is declared effective, the Closing Price of the Company's Common Stock is equal to or greater than 200% of the Conversion Price for such Series C-2 Preferred Shares, for 20 out of any 30 consecutive trading days and such Registration Statement has remained effective at all times during and through the end of such 30 consecutive trading day period (the events described in clause (x) and (y) each being hereinafter referred to as an "Alternate Conversion Rate Elimination Event").

In the event that the Company issues any Series C-2 Preferred Shares after any Alternate Conversion Rate Elimination Event (excluding Series C-2 Preferred Shares issued as part of a dividend payment pursuant to Section 7 below), each newly issued Series C-2 Preferred Share shall once again be entitled to the Alternate Conversion Rate provision until such time as there is another Alternate Conversion Rate Elimination Event relating specifically to the Series C-2 Preferred Shares.

      Notwithstanding the provisions hereof, a Holder shall not at any time be entitled to elect to convert Series C Preferred Shares, and the Company shall not honor any request for such conversion, which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by such Holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such conversion; provided, however, that the Holder may elect to waive this restriction upon not less than sixty-one (61) days prior written notice to the Company. For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. Notwithstanding the foregoing, the Company shall not be precluded from issuing any required shares of Common Stock pursuant to Section 2(c) hereof.

         For purposes of this Certificate of Designation, the following terms shall have the following meanings:

              (i) "Additional Closing Date" shall have the meaning ascribed thereto in the Purchase Agreement.

              (ii) "Additional Registration Statement" shall have the meaning ascribed thereto in the Registration Rights Agreement.

              (iii) "Additional Shares of Common Stock" shall mean all shares (including treasury shares) of Common Stock issued or sold (or, pursuant to Section (2)(g), deemed to be issued) by the Company after the Initial Issuance Date, whether or not subsequently reacquired or retired by the Company, other than (a) (i) shares of Common Stock issued upon conversion of the Series C Preferred Shares, (ii) shares of Common Stock issued upon exercise of the Warrants, or (iii) such number of additional shares of Common Stock as may become issuable by conversion of the Series C Preferred Shares and exercise of the Warrants by reason of adjustments required pursuant to the anti-dilution provisions applicable to such Warrants or Series C Preferred Shares; (b) shares of Common Stock issued pursuant to Approved Stock Plans (as defined herein); (c) shares of Common Stock issued in connection with acquisitions of the assets or stock of an unaffiliated third-party consummated on an arms length basis (including any brokerage commissions or finders fee relating thereto and any shares issuable in respect of rights granted by an acquired company which were in existence at the time of acquisition of such company by the Company); (d) shares of Common Stock issued in connection with joint ventures, licensing arrangements or strategic relationships, provided that no more than 10 million shares are so issued in the aggregate pursuant to clauses (c) and (d) during the three (3) month period beginning on the Initial Issuance Date; and (e) shares of Common Stock issued pursuant to any right (contingent or otherwise) to purchase such shares as set forth in Schedule 3(c)(i) to the Purchase Agreement.

              (iv)"Alternate Conversion Price" means:

                  (A) for the Series C-1 Preferred Shares, the product of (x) the average of the Closing Price for the 10 trading days immediately preceding the Conversion Date and (y) (i) where the Conversion Date occurs during the period beginning on the Initial Issuance Date and expiring 149 days thereafter, 140%; (ii) where the Conversion Date occurs during the period beginning on the 150th day from the Initial Issuance Date and ending on the 180th day thereafter, 125%; (iii) where the Conversion Date occurs during the period beginning on the 181st day after the Initial Issuance Date and ending on the 240th day thereafter, 115%; or (iv) where the Conversion Date occurs during the period beginning on the 241st day from the Initial Issuance Date, 110%; provided, however, that during the period commencing on the Initial Issuance Date and ending 90 days thereafter, the Alternate Conversion Price shall not be less than the Hard Floor Price pertaining to the Series C-1 Preferred Shares;

                  (B) for the Series C-2 Preferred Shares, the product of (x) the average of the Closing Price for the 10 trading days immediately preceding the Conversion Date and (y) (i) where the Conversion Date occurs during the period beginning on the Additional Closing Date applicable to the issuance of such Series C-2 Preferred Shares and expiring 149 days thereafter, 140%; (ii) where the Conversion Date occurs during the period beginning on the 150th day from the applicable Additional Closing Date and ending on the 180th day thereafter, 125%;
         (iii) where the Conversion Date occurs during the period beginning on the 181st day after the applicable Additional Closing Date and ending on the 240th day thereafter, 115%; or (iv) where the Conversion Date occurs during the period beginning on the 241st day from the applicable Additional Closing Date, 110%; provided, however, that during the period commencing on the applicable Additional Closing Date and ending 90 days thereafter, the Alternate Conversion Price shall not be less than the Hard Floor Price pertaining to such Series C-2 Preferred Shares.

              (v) "Alternate Conversion Rate" shall be determined according to the following formula:

              Stated Value + amount of accrued but unpaid dividends
              -----------------------------------------------------
                           Alternate Conversion Price

              (vi)"Approved Stock Plan" means any contract, plan or agreement which has been or shall be approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer, director, consultant or other service provider of the Company in an aggregate amount that does not exceed 25% of the Company's then outstanding Common Stock.

              (vii) "Average Market Price" shall mean the average of the Closing Price of the Common Stock for the ten (10) trading days immediately preceding the applicable date.

              (viii) "Closing Price" means, for any security as of any date, the last closing trade price on the Nasdaq National Market at 4:00 p.m., New York City Time as reported by Bloomberg, or, if the Nasdaq National Market is not the principal securities exchange for such security, the last closing price at 4:00 p.m., New York City Time of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing price at 4:00 p.m., New York City Time of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing price is reported for such security by Bloomberg, the last trade price at 4:00 p.m., New York City Time of such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the bid prices at 4:00 p.m., New York City Time of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Price cannot be calculated for such security on such date, as set forth above, the Closing Price of such security shall be the fair market value as determined in good faith by an investment banking firm jointly selected by the Company and the Holders, with the fees and expenses of such determination borne solely by the Company.

              (ix)"Conversion Date" means the date of delivery of a Conversion Notice pursuant to Section (2)(b)(i) hereof.

              (x) "Conversion Price" means:

                  (a) as to the Series C-1 Preferred Shares to be issued on the Initial Issuance Date, and any Series C-1 Preferred Shares to be issued as a dividend payment on such shares pursuant to Section 7 hereof: (i) for the period commencing on the Initial Issuance Date and ending on the 90th day thereafter, $7.5626 and (ii) for the period commencing on the 91st day after the Initial Issuance Date, $5.6720;

                  (b) as to the Series C-2 Preferred Shares to be issued at any Additional Closing (as defined in the Purchase Agreement), and any Series C-2 Preferred Shares issued as a dividend payment on such shares pursuant to Section 7 hereof, $5.00 (subject to adjustment for stock splits, combinations and similar events).

              (xi)"Conversion   Rate"  shall  be  determined  according  to  the
following formula:

              Stated Value + amount of accrued but unpaid dividends
              -----------------------------------------------------
                                Conversion Price

              (xii) "Hard Floor Price" means, in respect of any Series C-1 Preferred Shares or Series C-2 Preferred Shares, the lesser of (i) $6.00 (subject to adjustment for stock splits, combinations and similar events) or
(ii) the Conversion Price pertaining to such Series C-1 Preferred Shares or the Series C-2 Preferred Shares, as the case may be.

              (xiii) "Initial Registration Statement" shall have the meaning ascribed thereto in the Registration Rights Agreement.

              (xiv) "Principal Market" means the Nasdaq National Market, or if the Common Stock is not traded on the Nasdaq National Market, then the principal securities exchange or trading market for the Common Stock.

              (xv)"Purchase Agreement" means the Securities Purchase Agreement dated as of October 24, 2000 by and among the Company and the Buyers signatory thereto.

              (xvi) "Registration Rights Agreement" means the Registration Rights Agreement dated as the Initial Issuance Date by and among the Company and the initial Holders.

              (xvii) "SEC" means the United States Securities and Exchange Commission.

              (xviii) "Underlying Common Stock" means the shares of Common Stock issuable upon conversion of all the outstanding Series C Preferred Shares and upon exercise of all the outstanding Warrants, without regard to any restrictions on conversion or exercise.

              (xix) "Warrants" shall mean the common stock purchase warrants (and any such warrants issued in substitution therefor) issued pursuant to the terms of the Purchase Agreement.

         (b) Mechanics of Conversion. Subject to the Company's inability to fully satisfy its obligations under a Conversion Notice (as defined below) as provided for in Section 4 below:

              (i) Holder's Delivery Requirements. To convert Series C Preferred Shares into full shares of Common Stock on any Conversion Date, the Holder thereof shall (A) deliver by courier or transmit by facsimile, for receipt on or prior to 11:59 p.m., Eastern Time on such date, a copy of a fully executed notice of conversion set forth in the form attached hereto as Exhibit I (the "Conversion Notice"), to the Company and its designated transfer agent (the "Transfer Agent"), and (B) if required by Section 2(b)(vi), surrender to a common carrier for delivery to the Company as soon as practicable following such date the original certificates representing the Series C Preferred Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "Preferred Stock Certificates").

              (ii)Company's Response. Upon receipt by the Company and the Transfer Agent of the Conversion Notice by courier or facsimile, the Company shall, (A) on the next business day following the date of receipt (or the second business day following the date of receipt if received after 11:00 a.m. local time of the Company) send, via facsimile, a confirmation of receipt of such Conversion Notice to such Holder and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein and (B) on or before the second (2nd) business day following the date of receipt (or the third business day following the date of receipt if received after 11:00 am local time of the Company) by the Company or the Transfer Agent (as applicable), (I) provided that the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, and if such shares shall not require any restrictive legend, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission System, or (II) if the Transfer Agent is not participating in the DTC Fast Automated Securities Program, the Holder requests or such shares require a restrictive legend, issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled.

              (iii) Dispute Resolution. In the case of a dispute as to the determination of the Conversion Price or the Alternate Conversion Price, the Company shall promptly issue to the Holder the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the Holder via facsimile within one (1) business day of receipt of such Holder's Conversion Notice. If such Holder and the Company are unable to agree upon the determination of the Conversion Price or the Alternate Conversion Price within one (1) business day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall within one (1) business day submit via facsimile the disputed determination of the Conversion Price or the Alternate Conversion Price to PricewaterhouseCoopers LLP or another an independent, reputable accounting firm of national standing acceptable to the Company and such Holder of Series C Preferred Shares. The Company shall cause such accounting firm to perform the determinations or calculations and notify the Company and the Holder of the results no later than forty-eight (48) hours from the time it receives the disputed determinations or calculations. Such accounting firm's determination shall be binding upon all parties absent manifest error. The reasonable fees and expenses of the accounting firm shall be borne by the party whose calculation is furthest from the accounting firm's determination. The Company shall not be required to pay damages or be subject to other remedies or penalties pursuant to this Certificate of Designation or otherwise in the event of a delay in the delivery of Series C Preferred Shares for which there is a good faith dispute as to the Conversion Price or Alternate Conversion Price which is being resolved in a timely manner in accordance with the terms of this Section 2(b)(iii).

              (iv)Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of Series C Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of the close of business on the Conversion Date.

              (v) Company's Failure to Timely Convert.

                  (A) Cash Damages. If the Company shall fail (other than as contemplated in Section 2(b)(iii) above or other than as a result of the situations described in Section 4(a) with respect to which the Holder has elected, and the Company has satisfied its obligations under, one of the options set forth in subparagraphs (i) through (iv) of Section 4(a)) to issue a certificate for or credit via DTC to a Holder on a timely basis as described in this Section 2(b), the number of shares of Common Stock to which such Holder is entitled upon such Holder's conversion of Series C Preferred Shares, the Company shall pay damages to such Holder equal to the greater of (x) actual damages incurred by such Holder as a result of such Holder's needing to "buy in" shares of Common Stock to satisfy its securities delivery requirements ("Buy In Actual Damages") and (y) after the effective date of the Initial Registration Statement, or if applicable the Additional Registration Statement, if the Company fails to deliver shares of Common Stock within five days after the last possible date which the Company could have issued such Common Stock to such Holder without violating this Section 2(b), on each date such conversion is not timely effected, in an amount equal to 1% of the product of (i) the number of shares of Common Stock not issued to the Holder on a timely basis and to which such Holder is entitled and (ii) the Closing Price of the Common Stock on the last possible date which the Company could have issued such Common Stock to such Holder without violating this Section 2(b).

                  (B) Void Conversion Notice. If, for any reason, after the tenth (10th) business day after delivery of a Conversion Notice, a Holder has not received all of the shares of Common Stock to which such Holder is entitled upon such Holder's conversion of Series C Preferred Shares, then the Holder, upon written notice to the Company, with a copy to the Transfer Agent, may void its Conversion Notice with respect to, and retain or have returned, as the case may be, any Series C Preferred Shares that have not been converted pursuant to such Holder's Conversion Notice; provided that the voiding of Holder's Conversion Notice shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice pursuant to Section 2(b)(v)(A) or otherwise.

              (vi)Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of the Series C Preferred Shares in accordance with the terms hereof, the Holder thereof shall not be required to physically surrender the certificate representing the Series C Preferred Shares to the Company unless the full number of Series C Preferred Shares represented by the certificate are being converted. The Holder and the Company shall maintain records showing the number of Series C Preferred Shares so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the
Holder and the Company, so as not to require physical surrender of the certificate representing the Series C Preferred Shares upon each such conversion. The Company shall confirm to a Holder, within one business day of a request therefor, the number of Series C Preferred Shares represented by a certificate held by such Holder. In the event of any dispute or discrepancy, such records of the Company establishing the number of Series C Preferred Shares to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if Series C Preferred Shares represented by a certificate are converted as aforesaid, the Holder may not transfer the certificate representing the Series C Preferred Shares unless the Holder first physically surrenders the certificate representing the Series C Preferred Shares to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new certificate of like tenor, registered as the Holder may request, representing in the aggregate the remaining number of Series C Preferred Shares represented by such certificate. The Holder and any assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Series C Preferred Shares, the number of Series C

Preferred Shares represented by such certificate may be less than the number of Series C Preferred Shares stated on the face thereof. Each certificate for Series C Preferred Shares shall bear the following legend:

                  ANY TRANSFEREE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE COMPANY'S CERTIFICATE OF DESIGNATION RELATING TO THE SERIES C PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE, INCLUDING
         SECTION 2(b)(vi) THEREOF. THE NUMBER OF SERIES C PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF SERIES C PREFERRED SHARES STATED ON THE FACE HEREOF PURSUANT TO SECTION 2(b)(vi) OF THE CERTIFICATE OF DESIGNATION RELATING TO THE SERIES C PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE.

         (c) Mandatory Conversion. If any Series C Preferred Shares remain outstanding on the Mandatory Conversion Date (as defined below), then all such Series C Preferred Shares shall be converted as of such date in accordance with this Section 2(c) as if the Holders had given the Conversion Notice on the Mandatory Conversion Date, and the Conversion Date had been fixed as of the Mandatory Conversion Date, for all purposes of this Section 2. All Holders shall thereupon and within two (2) business days thereafter surrender all Preferred Stock Certificates, duly endorsed for cancellation, to the Company or the Transfer Agent. No person shall after the Mandatory Conversion Date have any rights in respect of Series C Preferred Shares, except the right to receive shares of Common Stock on conversion thereof as provided in this Section 2. "Mandatory Conversion Date" means October 23, 2003.

         (d) Fractional Shares. The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one Series C Preferred Share by a Holder shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share.

         (e) Taxes. The Company shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of Common Stock upon the conversion of the Series C Preferred Shares.

         (f)  Effect  of  Failure  to  Obtain  and  Maintain   Effectiveness  of
Registration Statement. (x) The Company shall file the Initial Registration Statement within 30 days of the Initial Issuance Date and, if necessary, shall file the Additional Registration Statement within 30 days of the applicable Additional Closing Date.

              (y) (i) If the Initial Registration Statement is not declared effective by the SEC on or before the 120th calendar day, or the 180th calendar day in the event of an underwritten offering elected by the Holders, following the Initial Issuance Date (the "Initial Scheduled Effective Date"), then for each consecutive thirty (30) day period following the Initial Scheduled Effective Date, each Holder of Series C Preferred Shares shall, until such time as the Initial Registration Statement is declared effective by the SEC (all such payments to be made in cash or in kind, at the Company's option), on the first day of each thirty (30) day period, be entitled to an amount equal to the product of (A) one and a half percent multiplied by (B) the Stated Value plus all accrued and unpaid dividends thereon, multiplied by (C) the number of Series C Preferred Shares held by such Holder.

                  (ii) If the Additional Registration Statement is not declared effective by the SEC on or before the 120th calendar day, or the 180th calendar day in the event of an underwritten offering elected by the Holders, following the applicable Additional Closing Date (the "Additional Scheduled Effective Date"), then for each consecutive thirty (30) day period following the Additional Scheduled Effective Date, each Holder of Series C-2 Preferred Shares shall, until such time as the Additional Registration Statement is declared effective by the SEC (all such payments to be made in cash or in kind, at the Company's option), on the first day of each thirty (30) day period, be entitled to an amount equal to the product of (A) one and a half percent multiplied by
(B) the Stated Value plus all accrued and unpaid dividends thereon, multiplied by (C) the number of Series C-2 Preferred Shares held by such Holder.

         (g) Adjustment to Conversion Price and the Closing Price -- Dilution and Other Events. In order to prevent dilution of the rights granted under this Certificate of Designation, the Conversion Price, the Alternate Conversion Price, the Hard Floor Price, and the Closing Price for any days during any measuring period prior to any of the events set forth below (the "Adjusting Closing Price", and the foregoing collectively, the "Adjusting Numbers") will be subject to adjustment from time to time as provided in this Section 2(g). Any such adjustments to the Adjusting Numbers will be applicable to Series C Preferred Shares not yet converted or redeemed.

              (i) Dividends and Distributions. If the Company shall declare or pay to the holders of the Common Stock a dividend or other distribution payable in shares of Common Stock or any other security convertible into or exchangeable for shares of Common Stock, each Holder shall be entitled to receive the number of shares of Common Stock or other securities convertible into or exchangeable for shares of Common Stock, as applicable, which such Holder would have owned or been entitled to receive after the declaration and payment of such dividend or other distribution as if the Series C Preferred Shares then held by such Holder had been converted at the Conversion Price or Alternate Conversion Price, as applicable, in effect immediately prior to the record date for the determination of stockholders entitled to receive such dividend or other distribution.

              (ii)Stock Splits and Combinations. If the Company shall subdivide (by means of any stock split, stock dividend, recapitalization or otherwise) the outstanding shares of Common Stock into a greater number of shares of Common Stock, or combine (by means of any combination, reverse stock split or otherwise) the outstanding shares of Common Stock into a lesser number of shares, or issue by reclassification of shares of Common Stock any shares of the Company, the Adjusting Numbers, each as in effect immediately prior thereto shall be adjusted so that each Holder shall receive the number of shares of Common Stock which such Holder would have owned or been entitled to receive after the happening of any and each of the events described above if such Holder had converted the Series C Preferred Shares held by such Holder immediately prior to the happening of each such event on the day upon which such subdivision or combination, as the case may be, becomes effective. Additional Shares of Common Stock deemed to have been issued pursuant to this Section 2(g)(ii) shall be deemed to have been issued for no consideration.

              (iii) Adjustment Upon Issuance of Certain Securities. If at any time during the one year period following the Initial Closing Date or at any time during the one year period following an Additional Closing Date, as applicable, the Company in any manner issues or sells (a "Subsequent Financing") pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"), Regulation D or Regulation S of the 1933 Act or any other private placement (other than pursuant to Company authorized stock option plans with employees, consultants or directors of the Company) of any security convertible into, exchangeable for or exercisable for Common Stock or any other right to acquire Common Stock ("Convertible Securities") and such Subsequent Financing has a price per share for which Common Stock is issuable upon the conversion, exchange or exercise of such Convertible Security that is determined based on a formula that varies to the market price or may vary because of a reset other than standard anti-dilution adjustments (the formulation for such variable price being herein referred to as the "New Formula") and such New Formula is not calculated using the same formula used in determining the Conversion Price or the Alternate Conversion Price hereunder, then the Company shall within one (1) business day provide written notice thereof via facsimile and overnight courier to each affected Holder ("Variable Notice") on the date of issuance of such Convertible Securities. From and after the date the Company issues any such Convertible Securities with a New Formula, a Holder of Series C-1 Preferred Shares or Series C-2 Preferred Shares, as applicable, shall have the right, but not the obligation, in its sole discretion to substitute the New Formula for the applicable Conversion Price or the Alternate Conversion Price upon conversion of such Series C-1 or C-2 Preferred Shares, as applicable, by designating in the Conversion Notice delivered upon conversion of such Series C Preferred Shares that solely for purposes of such conversion the Holder is relying on the New Formula rather than the formula relating to the calculation of the Conversion Price or the Alternate Conversion Price then in effect. A Holder's election to rely on a New Formula for a particular conversion of Series C Preferred Shares shall not obligate the Holder to rely on a New Formula for any future conversions of Series C Preferred Shares.

              (iv)Reorganization, Reclassification, Consideration, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person (as defined below) or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." Provided that the Company has not redeemed shares pursuant to Section 3, prior to the consummation of any Organic Change, the Company will make appropriate provision (in form and substance reasonably satisfactory to a majority of the Holders) to insure that each of the Holders will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such Holder's then outstanding Series C Preferred Shares, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such Holder's Series C Preferred Shares had such Organic Change not taken place. In any such case, the Company will make appropriate provision (in form and substance reasonably satisfactory to a majority of the Holders) with respect to such Holders' rights and interests to insure that the provisions of Section 2(b) will thereafter be applicable to the Series C Preferred Shares (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Conversion Price to the value for the Common Stock reflected by the terms of such Organic Change, if the value so reflected is less than the Conversion Price in effect immediately prior to such Organic Change). The Company will not effect any such Organic Change, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from such Organic Change assumes, by written instrument (in form and substance reasonably satisfactory to a majority of the Holders) the obligation to deliver to each Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to acquire or receive. The provisions of this subparagraph (iii) shall similarly apply to successive Organic Changes. "Person" shall mean an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

              (v) Adjustment upon Issuance of Options and Convertible Securities. If the Company at any time or from time to time after the date hereof shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities of the Company entitled to receive, any rights or options to subscribe for, purchase or otherwise acquire Additional Shares of Common Stock or any stock or other securities convertible into or exchangeable for Additional Shares of Common Stock (other than warrants issued as an ancillary part of any bank facility or borrowing from any financial institution not undertaken to raise or raising, directly or indirectly, equity capital which shall not exceed 100,000 shares) (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") (whether or not the rights thereunder are immediately exercisable) and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (the "New Option Issuance Price") is less than the Average Market Price immediately prior to such time, then, and in each such case, the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading).

              For purposes of this Section 2(g)(v), the New Option Issuance Price shall mean the amount determined by dividing (A) the total amount, if any, received and receivable by the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration to protect against dilution) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by (B) the total maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration to protect against dilution) issuable upon exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

              (vi)Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for any class of Common Stock change at any time, the Conversion Price at the time of such change shall be readjusted, effective on and after the date of such change, to the Conversion Price which would have been in effect on the date of such change had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold; provided that no adjustment shall be made if such adjustment would result in an increase of the Conversion Price in excess of the amount of the adjustment originally made as a result of the issuance of such Option or Convertible Securities.

              (vii) Issuance of Additional Shares of Common Stock. In case the Company at any time or from time to time after the date hereof shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to other provisions of this Section 2(g), but excluding any Additional Shares of Common Stock issued in a Subsequent Financing in respect of which a Holder has elected to convert outstanding Preferred Shares to a New Formula pursuant to Section 2(g)(iii) hereof), without consideration or for a consideration per share less than either the Average Market Price or the Conversion Price in effect immediately prior to such issue or sale (the "Base Price"), then, and in each such case, the Conversion Price shall be reduced, to a price determined by multiplying such Conversion Price by a fraction

                  (A) the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale and (ii) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at the Base Price, and

                  (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale, provided that, for the purposes of this Section 2(g)(vii), (x) immediately after any Additional Shares of Common Stock are deemed to have been issued pursuant to the other provisions of this Section 2(g), such Additional Shares of Common Stock shall be deemed to be outstanding, and (y) treasury shares of Common Stock shall not be deemed to be outstanding.

              (viii)       Notices.

                  (A) Immediately upon any adjustment pursuant hereto, the Company will give immediate written notice thereof to each Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

                  (B) The Company will give written notice to each Holder at least twenty (20) days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, or (II) for determining rights to vote with respect to any Organic Change, dissolution or liquidation; provided that in no event shall such notice be provided to such Holder prior to such information being made known to the public.

                  (C) The Company will also give written notice to each Holder at least twenty (20) days prior to (i) the date on which any Organic Change, dissolution or liquidation will take place and (ii) the anticipated closing date of any Subsequent Financing.

              (ix)Successive adjustments pursuant hereto shall be made whenever any event specified above shall occur. All calculations under this Section 2(g) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. No adjustment in the Conversion Price shall be made if the amount of such adjustment would be less than $0.01, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or more.

              (x) Other Dilutive Events. In case any event shall occur as to which the provisions of this Section 2(g) are not strictly applicable or if strictly applicable would not fairly protect the conversion rights of the Holder in accordance with the essential intent and principles of this Section 2(g), then, in each such case, the Board of Directors of the Company shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to preserve, without dilution, the conversion rights represented by this Section 2.

              (xi)No Dilution or Impairment. The Company shall not, by amendment of its certificate of incorporation or through any Organic Change or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Certificate of Designation. Without limiting the generality of the foregoing, the Company (A) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock, free from all taxes, liens, security interests, encumbrances, preemptive rights and charges on the conversion of the Series C Preferred Shares, (B) shall not take any action which results in any adjustment pursuant hereto if the total number of shares of Common Stock issuable after the action upon the conversion of the Series C Preferred Shares would exceed the total number of shares of Common Stock then authorized by the Company's articles of incorporation and available for the purpose of issue upon such exercise, and (C) shall not permit the par value of any shares of stock receivable upon the conversion of the Series C Preferred Shares to exceed the amount payable therefor upon such exercise.

     (3) Conversion/Redemption   Upon  Major  Transaction;   Redemption   Option
Upon  Triggering  Event;   Company Redemption Option.

         (a) (i) Conversion/Redemption Upon Major Transaction. Upon (x) a public announcement by the Company of a Major Transaction (the "Announcement Date") or
(y) receipt by the Holders of a Notice of Major Transaction (as defined below), then each Holder shall have the right to elect to convert such Holder's Series C Preferred Shares then outstanding by delivering a Conversion Notice in accordance with Sections 2(b) and 3(e) hereof, at the lesser of the Conversion Price or the Alternate Conversion Price in effect on the Conversion Date or the Announcement Date (as specified in such Conversion Notice); provided however, that if such Major Transaction occurs within 180 days of the Initial Issuance Date, then each Holder shall have the right to convert at the lesser of the Conversion Price or an Alternate Conversion Price equal to 110% of the average of the Closing Price of the Company's Common Stock for the 10 trading days immediately preceding the Announcement Date or the Conversion Date, whichever is lower; provided, further, if the Company is unable to deliver Common Stock that may be forthwith sold (hereinafter, "Freely Tradeable Shares") pursuant to an effective Registration Statement or Rule 144(k) under the 1933 Act ("Rule 144(k)") to the Holders to satisfy the request set forth in such Conversion Notice, the Company shall be obligated to (x) deliver to the Holders as many shares of Common Stock as may be forthwith sold pursuant to an effective Registration Statement or Rule 144(k) in exchange for the conversion of the appropriate number of shares of Preferred Stock covered by such a Conversion Notice and then (y) immediately prior to consummation of the applicable Major Transaction mandatorily redeem the balance of the such outstanding Series C Preferred Shares in cash at a price per Series C Preferred Share equal to the product of (A) the aggregate number of shares of Common Stock for which each such Series C Preferred Share would be converted into pursuant to such Conversion Notice (the "Mandatory Transaction Shares") multiplied by (B) the Closing Price of the Common Stock on the date of delivery of the Conversion Notice ("Major Transaction Redemption Price"). In the event that the Company fails to pay the Holders as provided in this Section 3(a), interest shall accrue at the rate of 2% per month (or such lesser amount allowed by law) on such outstanding amounts and be due and payable in arrears on the last day of each month (the "Mandatory Interest"). If conversion does not occur under this
Section 3(a) or the Company does not elect to optionally redeem the Preferred Stock in connection with a Merger Transaction pursuant to Section 3(a)(ii) below, any Holder may, by delivery of a notice of election to put no later than three (3) business days prior to the consummation of the Major Transaction, require the Company to redeem, immediately prior to the consummation of the Major Transaction, such Holder's Series C Preferred Shares at a price per Series C Preferred Share equal to the sum of (x) 120% of the Stated Value, or in the event of the merger or consolidation of the Company into another Person (or a reverse triangular merger), 130% of the Stated Value, plus (y) accrued but unpaid dividends thereon. In the event any such Major Transaction is not consummated subsequent to delivery to the Company of a notice of election to redeem with respect to such failed Major Transaction then any such put election notice and any Conversion Notice shall be deemed null and void and such Holders shall be treated as though such failed Major Transaction was not contemplated and such conversion was not requested.

              (ii)Redemption at the Company's Election Upon Merger Transaction. At any time or times on or after the date the Company publicly discloses a pending, proposed or intended Merger Transaction (as defined below), the Company shall have the right in its sole discretion, to require that all, but not less than all, of the outstanding Series C Preferred Shares (and any Series C Preferred Shares that may be issued pursuant to an Additional Closing (as such term is defined in the Purchase Agreement) prior to the Merger Election Redemption Date (as defined below)) be redeemed ("Merger Redemption Election") at a price per Series C Preferred Share equal to (A) 130% of the Stated Value plus (B) accrued but unpaid dividends thereon (the "Merger Redemption Price"); provided that the Conditions to Merger Redemption Election (as set forth below) are satisfied or waived by all the Holders of the Series C Preferred Shares then outstanding. The Company shall exercise its right to make a Merger Redemption Election by providing each Holder of Series C Preferred Shares written notice ("Notice of Merger Redemption") by facsimile or overnight courier, after the public disclosure of a proposed, pending or intended Merger Transaction and at least twenty (20) trading days prior to the date of consummation of the Merger Transaction. The Notice of Merger Redemption shall indicate the anticipated date on which the Company shall redeem the outstanding Series C Preferred Shares ("Merger Election Redemption Date"), which date shall be the date of consummation of the Merger Transaction. If the Company has exercised its right of Merger Redemption Election and the conditions to such Merger Redemption Election have been satisfied then all Series C Preferred Shares outstanding at the time of the consummation of the Merger Transaction shall be redeemed as of the Merger Election Redemption Date by payment by or on behalf of the Company to each Holder of Series C Preferred Shares of the Merger Redemption Price concurrent with the closing of the Merger Transaction. All Holders of Series C Preferred Shares shall thereupon and within two (2) business days after the Merger Election Redemption Date, or such earlier date as the Company and each Holder of Series C Preferred Shares mutually agree, surrender all outstanding Series C Preferred Share certificates, duly endorsed for cancellation, to the Company. If the Company fails to pay the full Merger Redemption Price with respect to any Series C Preferred Shares on the Merger Election Redemption Date, the Merger Redemption Election shall be null and void with respect to such Series C Preferred Shares and the Holder of such Series C Preferred Shares shall be entitled to all the rights of a Holder of outstanding Series C Preferred Shares set forth in this Certificate of Designation. "Conditions to Merger Redemption Election" means the following conditions: (i) on each day during the period beginning on the date the Company delivers its Notice of Merger Redemption to each Holder of the Series C Preferred Shares and ending on and including the date immediately preceding the Merger Election Redemption Date,
(A) no Permitted Blackout Period (as defined in the Registration Rights Agreement) shall be in effect and the Registration Statement shall have been effective and available for the sale of all of the Registrable Securities on each such date or (B) all Underlying Common Stock may be sold without restriction under Rule 144(k) (assuming cashless exercise of the Warrants) during such period; (ii) during the period beginning on the Initial Issuance Date and ending on and including the date immediately preceding the Merger Election Redemption Date, the Company shall have delivered Conversion Shares upon conversion of the Preferred Shares and Warrant Shares upon exercise of the Warrants to the Buyers on a timely basis as set forth in this Certificate of Designation and in the Warrant; (iii) the Company shall have received the
Stockholder Approval (as defined in the Purchase Agreement); and (iv) the Company shall not have failed to timely make any payments within 5 business days of when such payment is due, whether as interest or penalty payments, pursuant to this Certificate of Designation, the Purchase Agreement, the Registration Rights Agreement or the Warrants, including, but not limited to, Dividends, whether in shares of Preferred Stock or cash, default interest and cash payments due. Notwithstanding the above, any Holder of Series C Preferred Shares may convert such shares (including Series C Preferred Shares selected for redemption) into Common Stock pursuant to Section 2 on or prior to the date that is the business day immediately preceding the Merger Election Redemption Date. For purposes of this Section 3(a)(ii), "Merger Transaction" means the consolidation, merger or other business combination of the Company with or into another Person (other than (A) a consolidation, merger or other business combination in which holders of the Company's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company).

         (b) Redemption Option Upon Triggering Event. In addition to all other rights of the Holders contained herein, after a Triggering Event (as defined below), to the extent the Company is not prohibited pursuant to the terms of the Credit Facility (as defined below), each Holder shall have the right in accordance with Section 3(f), at such Holder's option, to require the Company to redeem all or a portion of such Holder's Series C Preferred Shares at a price per Series C Preferred Share equal to the sum of (i) 130% of the Stated Value plus (ii) accrued but unpaid dividends thereon (the "Triggering Event Redemption Price" and, collectively with the "Major Transaction Redemption Price", the "Redemption Price").

         (c) "Major Transaction". A "Major Transaction" shall be deemed to have occurred at such time as any of the following events:

              (i) the consolidation or merger of the Company with or into another Person (other than pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or pursuant to a merger after which the holders of the Company's outstanding capital stock immediately prior to the merger own a number of shares of the resulting company's outstanding capital stock sufficient to elect a majority of the resulting company's board of directors) ;

              (ii)the sale, transfer, lease, disposal or abandonment (whether in one transaction or in a series of transactions) of all or substantially all of the Company's assets (other than a sale or transfer to an entity controlling, controlled by or under common control with the Company);

              (iii) a purchase, tender or exchange offer for more than 50% of the outstanding shares of Common Stock or other voting securities of the Company is made and accepted by the holders thereof; or

              (iv)any change of control or any other similarly defined event in the Credit Facility which gives any lender under the Credit Facility the right to accelerate payment of the obligations under the Credit Facility.

         (d) "Triggering Event". A "Triggering Event" shall be deemed to have occurred at such time as any of the following events:

              (i) notice from the Company that Common Stock issued or issuable upon conversion of the outstanding Series C Preferred Shares cannot be sold under the Registration Statement covering such Common Stock (the "Suspension Period"), for any period of five (5) consecutive trading days or any thirty (30) non-consecutive trading days in any period of 365 consecutive days due to a suspension in trading (other than by reason of a general suspension of trading of all securities on the applicable exchange or market) (a "Suspension Period Default");

              (ii)failure of the Common Stock issued or issuable upon conversion of the outstanding Series C Preferred Shares to be saleable under the Initial Registration Statement or the Additional Registration Statement, as the case may be (the "Effectiveness Suspension Period"), for any period of five (5) trading days (whether or not consecutive) in any period of 365 consecutive days after the occurrence of any Permitted Blackout Period (as defined in the Registration Rights Agreement) following the effectiveness of the Initial Registration Statement or the Additional Registration Statement, as applicable, due to a suspension of the effectiveness of the applicable Registration Statement or a suspension of the use of the applicable Registration Statement by the Company by delivery of a notice that the applicable Registration Statement should not be used ("Effectiveness Suspension Period Default") unless during the Effectiveness Suspension Period, the Holders of Preferred Stock could have sold all such Underlying Common Stock without registration pursuant to Rule 144(k) of the Securities Act (assuming cashless exercise of the Warrants);

              (iii) the failure of the Common Stock or the Conversion Shares issuable upon conversion of outstanding Series C Preferred Shares to be listed on the American Stock Exchange, The New York Stock Exchange, or the Nasdaq National Market (the "Delisting Period") for a period of ten (10) consecutive trading days or any 30 non-consecutive trading days during any period of 365 consecutive days (a "Delisting Period Default");

              (iv)subject to Section 2(b)(iii), the Company's failure to deliver shares of Common Stock pursuant to a Conversion Notice within five (5) business days or the Company's notice to any Holder, including by way of public announcement or by failure to respond within three (3) days to a written demand from such Holder, at any time, of its intention not to comply with proper requests for conversion of any Series C Preferred Shares into shares of Common Stock, including due to any of the reasons set forth in Section 4(a) below other than Section 4(a)(y);

              (v) the Company's failure to obtain Stockholder Approval (as defined in the Purchase Agreement) if such Stockholder Approval would then be required to permit the conversion of then outstanding shares of Preferred Stock and the exercise of all then outstanding Warrants, without regard to any limitations on conversion or exercise, unless (x) within 6 months from the Initial Issuance Date the Holders exercise their right to purchase Series C-2 Preferred Shares at an Additional Closing pursuant to the terms of the Purchase Agreement, (y) the Closing Price of the Company's Common Stock is below $5.00 and (z) the Company is then in full compliance with its obligations in respect of the calling of a stockholders' meeting which are set forth in Section 4(o) of the Purchase Agreement;

              (vi)the Company shall have failed to make any Triggering Event Daily Payment (as defined in Section 3(k)) in a timely manner in accordance with
Section 3(k);

              (vii) either, (A) an event of default has occurred under the Credit Facility (as defined in Section 3(k) below) or other senior credit facilities where the aggregate amount of all such other senior credit facilities is equal to or exceeds $5,000,000 (the "Other Senior Credit Facilities"), which default has resulted in indebtedness thereunder becoming, whether by declaration or otherwise, due and payable prior to the date on which it would otherwise become due and payable, or (B) a default by the Company in any payment when due at final maturity of any indebtedness under the Credit Facility or Other Senior Credit Facilities;

              (viii) the Company's failure to deliver shares of Common Stock upon the Company's receipt of a Conversion Notice, due to the provisions of
Section 11;

              (ix)the failure of the Initial Registration Statement to be declared effective on or prior to the date that is 180 days, or 240 days in the event of an underwritten offering elected by the Holders, after the Initial Issuance Date;

              (x) the failure of the Additional Registration Statement to be declared effective on or prior to the date that is 180 days, or 240 days in the event of an underwritten offering elected by the Holders, after the Additional Closing Date;

              (xi)the Company's failure to retain a Transfer Agent that participates in the DTC Fast Automated Securities Transfer Program on or prior to the date that is 90 days after the Initial Issuance Date; or

              (xii) the Company's failure to file the Initial Registration Statement on Form S-3 by the later of (A) November 21, 2000 or (B) the time specified in a waiver obtained by the Company from the SEC.

         (e) Mechanics of Conversion/Redemption Upon Major Transaction. No sooner than thirty (30) days nor later than ten (10) days prior to the consummation of a Major Transaction, but not prior to the public announcement of such Major Transaction, the Company shall deliver written notice thereof via facsimile and overnight courier ("Notice of Major Transaction") to each Holder. The Holders shall have the option to elect redemption of the Series C Preferred Shares as set forth in Section 3(a).

         (f) Mechanics of Redemption at Option of Holder Upon Triggering Event. Within one (1) business day after the occurrence of a Triggering Event, the Company shall deliver written notice thereof (specifying the Triggering Event) via facsimile and overnight courier ("Notice of Triggering Event") to each Holder. At any time after receipt by a Holder of a Notice of Triggering Event or a Holder becoming aware of the existence of a Triggering Event, any Holder of Series C Preferred Shares then outstanding may require the Company to redeem, to the extent the Company is not prohibited pursuant to the terms of the Credit Facility, all or any portion of such Holder's Series C Preferred Shares by delivering written notice thereof via facsimile and overnight courier ("Notice of Redemption at Option of Holder Upon Triggering Event") to the Company, which Notice of Redemption at Option of Holder Upon Triggering Event shall indicate
(i) the number of Series C Preferred Shares that such Holder is requesting redemption for and (ii) the applicable Triggering Event Redemption Price, as calculated pursuant to Section 3(b) above. Within one (1) business day of receipt of a Notice of Redemption at Option of Holder Upon Triggering Event, the Company shall deliver written notice via facsimile and overnight courier to such Holder of the Company's election to either redeem such Holder's Series C Preferred Shares in accordance with the Notice of Redemption at Option of Holder Upon Triggering Event or to be subject to the provisions of Section 3(k) herein.

         (g) Forced Delisting. After the occurrence of a Triggering Event described in Section 3(d)(viii), each Holder shall notify the Company by facsimile within three (3) business days of receipt of the applicable Notice of Triggering Event (a "Delisting Notice") as to whether such Holder is requiring the Company to delist the Common Stock from the Principal Market. If so directed in one or more Delisting Notices by the Holders of at least a majority of the Series C Preferred Shares then outstanding, the Company shall, as promptly as practicable, but in no event more than five (5) business days after receipt of such Delisting Notices, delist the Common Stock from the Principal Market so that the Exchange Cap (as defined in Section 11) no longer applies and is of no force and effect after such fifth business day and have the Common Stock, at such Holders' option, traded on the electronic bulletin board or the "pink sheets."

         (h) Conversion Cap: Redemption at Option of the Company. Except as otherwise provided herein, the Company shall not be obligated to issue any Conversion Shares with respect to the Series C-1 Preferred Shares in excess of 18,342,152 or Conversion Shares with respect to the Series C-2 Preferred Shares in excess of 20.8 million shares (subject to equitable adjustment for any stock split, stock dividend, recapitalization, exchange or similar event) (the "Initial Conversion Cap"), subject to increase as described below (the "Adjusted Conversion Cap" and, collectively with the Initial Conversion Cap, the
"Conversion Cap"). No Holder of Series C-1 Preferred Shares or Series C-2 Preferred Shares, as applicable, shall be issued, upon conversion of such Series C Preferred Shares, Conversion Shares in an amount greater than the product of
(i) the Conversion Cap then in effect multiplied by (ii) a fraction, the numerator of which is the original principal amount of the Series C-1 Preferred Shares or Series C-2 Preferred Shares, as applicable, issued to such Holder pursuant to the Purchase Agreement and the denominator of which is the aggregate original principal amount of all the Series C-1 Preferred Shares or Series C-2 Preferred Shares, as applicable, issued to the Holders pursuant to the Purchase Agreement (the "Conversion Allocation Amount"). In the event that any Holder shall sell or otherwise transfer any or all of such Holder's Series C Preferred Shares in accordance with the terms of this Certificate of Designation, the Purchase Agreement, the Registration Rights Agreement and the Warrant, the transferee shall be allocated a pro-rata portion of such Holder's Conversion Allocation Amount as at the time of such sale or transfer. In the event that any Holder of the Series C Preferred Shares shall convert all of such Holder's Series C Preferred Shares into a number of Conversion Shares which, in the aggregate, is less than such Holder's Conversion Allocation Amount, then the difference between such Holder's Conversion Allocation Amount and the number of Conversion Shares actually issued to such Holder shall be allocated to the respective Conversion Allocation Amounts of the remaining Holders on a pro-rata basis in proportion to the outstanding principal amount of Series C Preferred Shares then held by each such Holder. Notwithstanding the foregoing, the conversion restriction set forth in this Section 3(h) shall not apply at any time on and after the date on which the Company issues or notifies any Holder that the Company has elected to issue a number of Conversion Shares to such Holder in excess of such Holder's Conversion Allocation Amount unless the Company gives such Holder a Notice of Change of Election (as defined below). The Company shall confirm to a Holder, within one business day of a request therefor, the number of outstanding Series C Preferred Shares held by such Holder.

         If any Holder of the Series C Preferred Shares submits a Conversion Notice which would require the Company to issue Conversion Shares in excess of such Holder's Conversion Allocation Amount ("Excess Conversion Amount"), the Company shall within five (5) business days of the Company's receipt of such Conversion Notice, send written notice by facsimile and first class post or airmail to all Holders stating the Company's election to either waive the Conversion Cap or redeem the Excess Conversion Amount ("Notice of Company Redemption") at a price per Series C Preferred Share equal to the Stated Value plus accrued but unpaid dividends ("Conversion Cap Redemption Price") which election to waive or redeem shall be binding on the Company with respect to all subsequent conversions by all Holders in respect of their Excess Conversion Amounts unless a notice of change of election is given by the Company at least 30 days in advance (a "Notice of Change of Election"). In the event that the Company elects to redeem the Excess Conversion Amounts, the Company shall pay the Conversion Cap Redemption Price to the Holder within ten (10) days after delivering the Notice of Company Redemption, which notice shall specify the mechanics of the delivery of such Holder's Preferred Stock Certificates to the Company and such Holder shall thereafter promptly send such Holder's Preferred Stock Certificates to be redeemed to the Company. If the Company fails to provide written notice within five (5) business days of the Company's receipt of the applicable Conversion Notice of the Company's election to redeem the Excess Conversion Amount then the Company shall be deemed to have irrevocably waived the Conversion Cap with respect to all conversions submitted thereafter by any of the Holders at any time prior to a Notice of Change of Election.

         (i) Payment of Redemption Price. Upon (i) the occurrence of a Major Transaction, (ii) the Company's receipt of a Notice(s) of Redemption at Option of Holder Upon Triggering Event from any Holder or (iii) the delivery by the Company of a Notice of Company Redemption, the Company shall immediately notify each Holder by facsimile of the mechanics of the delivery of each Holder's Preferred Stock Certificates and each Holder shall thereafter promptly (or in the case of a Notice of Company Redemption, prior to the specified date) send such Holder's Preferred Stock Certificates to be redeemed to the Company. The Company shall deliver the Major Transaction Redemption Price, Triggering Event Redemption Price or Conversion Cap Redemption Price, as applicable, to such Holder (i) within ten (10) days after the Company's receipt of notices to affect a redemption or (ii) in the case of a Major Transaction, upon consummation thereof; provided that a Holder's Preferred Stock Certificates shall have been so delivered to the Company; provided further that if the Company is unable to redeem all of the Series C Preferred Shares, (i) in the case of the occurrence of a Major Transaction or receipt of a Notice of Redemption at Option of Holder Upon Triggering Event, the Company shall redeem an amount from each Holder equal to such Holder's pro-rata amount (based on the number of Series C Preferred Shares to be redeemed by such Holder relative to the number of Series C Preferred Shares to be redeemed by all Holders) of all Series C Preferred Shares being redeemed and (ii) in the case of the Company Redemption Option, the Company's redemption election shall be null and void if it is unable to redeem all shares submitted for redemption. If the Company has elected to redeem Series C Preferred Shares and does not deliver the applicable Major Transaction Redemption Price, Triggering Event Redemption Price or the Conversion Cap Redemption Price to a Holder in accordance with the provisions of this Section 3(i), then the Company shall no longer be entitled to redeem Series C Preferred Shares at its option pursuant to Section 3(h).

         (j) In the case of the occurrence of a Major Transaction or the receipt of Notice(s) of Redemption at Option of Holder Upon Triggering Event, if the Company shall fail to redeem all of the Series C Preferred Shares submitted for redemption (other than pursuant to a dispute as to the arithmetic calculation of the Redemption Price), in addition to any remedy such Holder may have under this Certificate of Designation and the Purchase Agreement, the Redemption Price payable in respect of such unredeemed Series C Preferred Shares shall bear interest at the rate of 1.25% per month (prorated for partial months) until paid in full. In the case of a Major Transaction, a Triggering Event or delivery of a Notice of Company Redemption, until the Company pays such unpaid Major

Transaction Redemption Price, Triggering Event Redemption Price or Conversion Cap Redemption Price, as applicable, in full to each Holder, Holders of the Series C Preferred Shares submitted for redemption pursuant to this Section 3 and for which the applicable Major Transaction Redemption Price, Triggering Event Redemption Price or Conversion Cap Redemption Price, as applicable, has not been paid, shall have the option (the "Void Optional Redemption Option") to, in lieu of redemption, require the Company to promptly return to each Holder all of the Series C Preferred Shares that were submitted for redemption by such Holder under this Section 3 and for which the Major Transaction Redemption Price, Triggering Event Redemption Price or Conversion Cap Redemption Price, as applicable, has not been paid, by sending written notice thereof to the Company via facsimile (the "Void Optional Redemption Notice"). Upon the Company's receipt of such Void Optional Redemption Notice(s) and prior to payment of the full Major Transaction Redemption Price, Triggering Event Redemption Price or Conversion Cap Redemption Price, as applicable, to each Holder, (i) redemption elections relating to a Major Transaction, the Notice(s) of Redemption at Option of Holder Upon Triggering Event or Notice of Company Redemption shall be null and void with respect to those Series C Preferred Shares submitted for redemption and for which the Major Transaction Redemption Price, Triggering Event Redemption Price or Conversion Cap Redemption Price, as applicable, has not been paid, and (ii) the Company shall immediately return any Series C Preferred Shares submitted to the Company by each Holder for redemption under this Section 3(j) and for which the Major Transaction Redemption Price, Triggering Event Redemption Price or Conversion Cap Redemption Price, as applicable, has not been paid. Notwithstanding the foregoing, in the event of a dispute as to the determination of the arithmetic calculation of the Major Transaction Redemption Price, Triggering Event Redemption Price, or Conversion Cap Redemption Price, as applicable, such dispute shall be resolved pursuant to
Section 2(b)(iii) above. Payments provided for in this Section 3 shall have priority to payments in respect of any securities of the Company that are junior in rank to the Series C Preferred Shares in connection with a Major Transaction.

         (k) Additional Rights of the Holders of the Series C Preferred Shares upon the Occurrence of a Triggering Event. Subject to Section 3(f), in addition to any other remedies the Holders of the Series C Preferred Shares may have at law or in equity or pursuant to this Certificate of Designation, if a Triggering Event occurs then:

              (i) on each day during the period beginning on and including the first day following the occurrence of a Triggering Event and ending on and including the date on which such Triggering Event is cured or all the outstanding Series C Preferred Shares are redeemed, the Company shall pay to each Holder of Series C Preferred Shares an amount in cash per Series C Preferred Share equal to two percent (2%) of the Liquidation Value (as defined in Section 8) of such Series C Preferred Share (each such payment, a "Triggering Event Daily Payment");

              (ii)immediately upon the occurrence of a Triggering Event and during the entire Reset Conversion Price Period (as defined below), the Conversion Price of the outstanding Series C Preferred Shares shall be reset (subject to further adjustment pursuant to this Certificate of Designation subsequent to such adjustment) (the "Reset Conversion Price") to equal the lesser of (I) the Conversion Price in effect for such Series C Preferred Shares on the date of the initial occurrence of such Triggering Event; (II) the Conversion Price in effect for such Series C Preferred Shares on the day prior to the date of the initial occurrence of such Triggering Event; or (III) the product of (a) 0.50 multiplied by (b) the lowest Closing Price of the Common Stock during the Reset Conversion Price Period. The Reset Conversion Price shall apply on each day during the period (the "Reset Conversion Price Period") beginning on and including the date of the initial occurrence of such Triggering Event and ending on and including any date prior to the date on which the Company cures such Triggering Event and delivers written notice to each Holder stating that such Triggering Event has been cured, the Conversion Date or other date of determination with respect to which the determination is being made with respect to this Section 3(k)(ii); and

              (iii) if the Triggering Event is pursuant to Section 3(d)(viii), and the Company has not yet obtained Stockholder Approval, then with the written consent of the Holders of at least a majority of the Series C Preferred Shares then outstanding, the Company shall issue the Conversion Shares notwithstanding that it might result in the de-listing of the Common Stock of the Company.

Notwithstanding anything to the contrary in clause (i) of this Section 3(k), the Company shall not be required to make Triggering Event Daily Payments in excess of an amount (the "Triggering Event Payment Maximum") equal to the greater of $6,000,000, or such greater amount that the Company may pay without being in breach of the Second Amended and Restated Term and Revolving Credit Agreement dated as of October 17, 2000 among the Company, IBM Credit Corporation, IBM Financing (a division of IBM Canada Limited) and Ground Effects Ltd. (the "Credit Facility"). The Triggering Event Daily Payments shall be made by the Company in amounts up to the Triggering Event Payment Maximum on a daily basis based upon a fraction, the numerator of which is the number of Series C

Preferred Shares then held by such Holder and the denominator of which is the aggregate number of all then outstanding Series C Preferred Shares held by all Holders.

     (4) Inability to Fully Convert.

         (a) Holder's Option if Company Cannot Fully Convert. If, upon the Company's receipt of a Conversion Notice, the Company cannot issue shares of Common Stock either (i) registered for resale under the Registration Statement or (ii) that may be sold under Rule 144(k) of the Securities Act for any reason, including, without limitation, because the Company (x) does not have a sufficient number of shares of Common Stock authorized and available, (y) is otherwise prohibited by applicable law, the Nasdaq National Market or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or its securities from issuing all or any portion of the Common Stock which is to be issued to a Holder pursuant to a Conversion Notice or (z) fails to have a sufficient number of shares of Common Stock registered for resale under the Registration Statement or Rule 144(k), then the Company shall issue as many registered shares of Common Stock as it is able to issue in accordance with such Holder's Conversion Notice and pursuant to Section 2(b) above and, with respect to the unconverted Series C Preferred Shares, the Holder, solely at such Holder's option, can elect to (unless the Company issues and delivers the Conversion Shares underlying the unconverted Series C Preferred Shares prior to the Holder's election hereunder, in which case such Holder shall only be entitled to receive Buy In Actual Damages under Section 2(b)(v)):

              (i) if the Company's inability to fully convert Series C Preferred Shares is pursuant to Section 4(a)(z) above, subject to Section 11 hereof, require the Company to issue restricted shares of Common Stock in accordance with such Holder's Conversion Notice and pursuant to Section 2(b) above; or

              (ii)void its Conversion Notice and retain or have retained, as the case may be, the nonconverted Series C Preferred Shares that were to be converted pursuant to such Holder's Conversion Notice.

         (b) Mechanics of Fulfilling Holder's Election. The Company shall forthwith send via facsimile to a Holder, upon receipt of a facsimile copy of a Conversion Notice from such Holder which cannot be fully satisfied as described in Section 4(a) above, a notice of the Company's inability to fully satisfy such Holder's Conversion Notice (the "Inability to Fully Convert Notice"). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Company is unable to fully satisfy such Holder's Conversion Notice, (ii) the number of Series C Preferred Shares which cannot be converted and (iii) the applicable Required Redemption Price. Such Holder must within five (5) business days of receipt of such Inability to Fully Convert Notice deliver written notice via facsimile to the Company ("Notice in Response to Inability to Convert") of its election pursuant to Section 4(a) above. Failure to deliver a Notice in Response to Inability to Convert shall be deemed an election pursuant to Section 4(a)(i).

         (c) Pro-rata Conversion and Redemption. In the event the Company receives a Conversion Notice from more than one Holder on the same day and the Company can convert and redeem some, but not all, of the Series C Preferred Shares pursuant to this Section 4, the Company shall convert and redeem from each Holder electing to have Series C Preferred Shares converted and redeemed at such time an amount equal to such Holder's pro-rata amount (based on the number of Series C Preferred Shares held by such Holder relative to the number of Series C Preferred Shares outstanding) of all Series C Preferred Shares being converted and redeemed at such time.

     (5) Reissuance of Certificates. In the event of a conversion or redemption pursuant to this Certificate of Designation of less than all of the Series C-1 Preferred Shares or the Series C-2 Preferred Shares, as the case may be, represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the Holder of such Series C Preferred Shares a Preferred Stock Certificate representing the remaining Series C-1 Preferred Shares or the Series C-2 Preferred Shares, as the case may be, which have not been so converted or redeemed.

     (6) Reservation of Shares. As of the date hereof, the Company has reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series C Preferred Shares, such number of shares of Common Stock as shall be sufficient to effect the conversion of 200% of all of the number of shares of Common Stock into which the Series C-1 Preferred Shares that are issuable on the Initial Issuance Date are then convertible, without regard to restrictions on conversion. Subsequent to the date hereof, the Company shall reserve out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series C Preferred Shares, such number of shares of Common Stock as shall be sufficient to effect the conversion of 150% of all of the number of shares of Common Stock into which the outstanding Series C Preferred Shares are then convertible, without regard to restrictions on conversion.

     (7) Dividends. The Holders of the outstanding Series C Preferred Shares shall be entitled to receive cumulative dividends at the rate of 4% per annum of the Stated Value per Series C-1 Preferred Share or Series C-2 Preferred Share, as the case may be, to the Holders to whom such dividends are to be issued (the "Dividend"). Such Dividend shall be payable quarterly in arrears on the last day of March, June, September and December of each year, commencing on December 31, 2000 (each of such dates being a "Dividend Payment Date"). Such Dividend shall accrue on each Series C Preferred Share from the date of issuance of such Series C Preferred Shares (with appropriate proration for any partial dividend period) and shall accrue from day-to-day, whether or not earned or declared. Dividend payments made with respect to Series C Preferred Shares may be made, subject to the terms hereof, in cash when and as declared by the Board of Directors of the Company out of funds legally available therefor, or, at the option of and in the sole discretion of the Board of Directors of the Company, in whole or in part, by issuing fully paid and non assessable Series C-1 Preferred Shares or Series C-2 Preferred Shares, as the case may be, to the Holders to whom such dividends are to be issued (with the Stated Value thereof equal to the cash dividend amount) such that such Series C Preferred Shares plus the amount of cash dividend paid in part, if any, is equal to the amount of the cash dividend which would otherwise be paid on such Dividend Payment Date if such Dividend were paid entirely in cash; provided that (i) following 180 days after the Initial Issuance Date, the Dividend may be paid in Series C-1 Preferred Shares only if shares of Common Stock issuable upon conversion thereof is covered by an effective Initial Registration Statement or may otherwise be sold without limitation in accordance with Rule 144(k) under the 1933 Act, and (ii) following 180 days after the Additional Closing Date, the Dividend may be paid in Series C-2 Preferred Shares only if shares of Common Stock issuable upon conversion thereof is covered by an effective Initial Registration Statement, or if necessary, an effective Additional Registration Statement, or may otherwise be sold without limitation in accordance with Rule 144(k) under the 1933 Act . The issuance of such Series C Preferred Stock (plus the amount of cash dividend, if any, paid together therewith) shall constitute full payment of such Dividend. In no event shall an election by the Board of Directors of the Company to pay Dividends, in whole or in part, in cash on any Dividend Payment Date preclude the Board of Directors of the Company from electing any other available alternative in respect of all or any portion of any subsequent Dividend. On the Initial Issuance Date, the Company shall provide written notice to the Holders specifying whether Dividends shall be paid in the future in cash, additional Series C Preferred Shares or a specified combination thereof. This notice shall remain in effect unless the Company delivers a notice changing the individual payment method at least twenty (20) days prior to a Dividend Payment Date.

     (8) Liquidation, Dissolution, Winding-Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the Holders shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the "Preferred Funds"), after payment to holders of indebtedness specifically senior in rank to the Series C Preferred Shares but before any amount shall be paid to the holders of any of the capital stock of the Company of any class junior in rank to the Series C Preferred Shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per Series C Preferred Share equal to the sum of (i) Stated Value and (ii) all accrued and unpaid dividends (such sum being referred to as the "Liquidation Value"); provided that, if the Preferred Funds are insufficient to pay the full amount due to the Holders and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Series C Preferred Shares as to payments of Preferred Funds (the "Pari Passu Shares"), then each Holder and each holder of Pari Passu Shares shall receive a percentage of the Preferred Funds equal to the full amount of Preferred Funds payable to such holder as a liquidation preference, in accordance with their respective Certificate of Designation, as a percentage of the full amount of Preferred Funds payable to all Holders and holders of Pari Passu Shares. The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation or merger of the Company with or into any other Person, nor the sale or transfer by the Company of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company.

     (9) Preferred Rank. All shares of Common Stock of the Company shall be of junior rank to all Series C Preferred Shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. All other shares of preferred stock shall not be of senior rank to all Series C Preferred Shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. As long as the Series C Preferred Shares initially issued remain outstanding, then without the prior express written consent of the Holders of not less than a majority of the then outstanding Series C Preferred Shares, the Company shall not hereafter authorize or issue additional or other capital stock that is of senior rank or that is pari passu with the Series C Preferred Shares in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. Without the prior express written consent of the Holders of not less than a majority of the then outstanding Series C Preferred Shares, the Company shall not hereafter authorize or make any amendment to the Company's Articles of Incorporation or bylaws, or file any resolution of the Board of Directors of the Company with the Missouri Secretary of State containing any provisions, which would adversely affect or otherwise impair the rights or relative priority of the Holders relative to the holders of the Common Stock or the holders of any other class of capital stock. In the event of the merger or consolidation of the Company, with or into another
Corporation, if the Series C Preferred Shares are not converted or redeemed in accordance with the terms hereof, such shares shall maintain their relative powers, designations and preferences provided for herein and no such merger shall result inconsistent therewith.

     (10)Restriction on Redemption and Cash Dividends With Respect to Other Capital Stock. Until all of the outstanding Series C Preferred Shares have been converted or redeemed as provided herein, the Company shall not, directly or indirectly, redeem or declare or pay any cash dividend or distribution on its Common Stock or any other capital stock without the prior express written consent of the Holders of not less than a majority of the then outstanding Series C Preferred Shares.

     (11)Limitation on Number of Conversion Shares. The Company shall not be obligated to issue, in the aggregate, more than that number of shares of Common Stock (such amount to be proportionately and equitably adjusted from time to time in the event of stock splits, stock dividends, combinations, reverse stock splits, reclassification, capital reorganizations and similar events relating to the Common Stock) (the "Exchange Cap") that upon conversion of the Series C Preferred Shares and the exercise of the Warrants, would constitute a breach of the Company's obligations under the rules or regulations of the Principal Market or any other principal securities exchange or trading market upon which the Common Stock becomes traded; except that such limitation shall not apply in the event that the required number of the Holders of the Series C Preferred Shares have exercised their rights pursuant to Section 3(g) to have the Company remove the Common Stock from the Principal Market. The Exchange Cap shall be allocated among the Series C Preferred Shares pro rata based on the total number of outstanding Series C Preferred Shares.

     (12)Vote to Change the Terms of Series C Preferred Shares. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting, of the Holders of not less than a majority of the then outstanding Series C Preferred Shares, shall be required for any change to this Certificate of Designation or the Company's Second Restated Articles of Incorporation which would amend, alter, change or repeal any of the rights, preferences, qualifications, limitations, restrictions and special or relative rights of the Series C Preferred Shares.

     (13)Lost or Stolen Certificates. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the Series C Preferred Shares, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue Preferred Stock Certificates if the Holder contemporaneously requests the Company to convert such Series C Preferred Shares into Common Stock.

     C. The authorized number of shares of Preferred Stock of said corporation is five million, of which one share has been issued. The authorized number of shares of Series C Convertible Preferred Stock of said corporation is 100,000, none of which has been issued.

     I further declare under penalty of perjury under the laws of the State of Missouri that the matters set forth in this Certificate are true and correct of our own knowledge.

DATED: October 21, 2000

                                      /s/ Garrett A. Sullivan
                                  -------------------------------------
                                  Garrett A. Sullivan
                                  President

Attest:

     /s/ Richard J. Sullivan
-------------------------------------
Secretary

                                    EXHIBIT I

                         APPLIED DIGITAL SOLUTIONS, INC.
                                CONVERSION NOTICE

Reference is made to the Certificate of Designation of Preferences (the "Certificate of Designation") of the Series C Convertible Preferred Stock of Applied Digital Solutions, Inc., a Missouri Corporation (the "Company"). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares and subseries of Series C Convertible Preferred Stock (the "Series C Preferred Shares") of the Company indicated below into shares of Common Stock, par value $.001 per share (the "Common Stock"), of the Company, by tendering the stock certificate(s) representing the Series C Preferred Shares specified below as of the date specified below.




   Date of Conversion:
                                                --------------------------------
   Subseries of Series C Preferred
   Shares to be converted:
   (Series C-1 Preferred Shares or
   Series C-2 Preferred Shares, as
   the case may be)
                                                --------------------------------
   Number of Series C Preferred Shares
   to be converted:
                                                --------------------------------
   Stock certificate no(s). of Series
   C Preferred Shares to be converted:
                                                --------------------------------
   Please confirm the following
   information:

   Circle one:  Conversion Price or
   Alternate Conversion Price; and
   state price
                                                --------------------------------
   Number of shares of Common Stock
   to be issued:
                                                --------------------------------

The holder of the Series C Preferred Shares hereby represents that the conversion of such shares will not require any filing or expiration of any waiting period under the Hart-Scott Rodino Antitrust Improvement Act of 1976, as amended. Please issue and deliver the Common Stock and, if applicable, any check drawn on an account of the Company into which the Series C Preferred Shares are being converted in the following name and to the following address:




     Issue to:
     Facsimile Number:
                                                --------------------------------
     Authorization:
     (To be made by record holder of
     Series C Preferred Shares)
                                                --------------------------------
                                                  By:
                                                      --------------------------
                                                  Title:
                                                        ------------------------
     Dated:

     Account Number:
     (if electronic book entry transfer)
                                                --------------------------------
     Transaction Code Number:
     (if electronic book entry transfer)
                                                --------------------------------